Registration Nos. 333-92475

811-09725

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT No. 10

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 7

THE GUARDIAN SEPARATE ACCOUNT N

(Exact Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

(212) 598-8359

(Depositors Telephone Number)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

Steve Roth

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or

☒	on May 1, 2006 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i), or

☐	on May 1, 2006 pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 27, 2006.

May 1, 2006

PROSPECTUS FOR PARK AVENUE VUL –MILLENNIUM SERIES®

Issued by The Guardian Separate Account N

This prospectus describes Park Avenue VUL – Millennium Series® (Park Avenue VUL), an individual variable universal life insurance policy providing lifetime insurance protection. It also offers flexibility in the timing and amount of the premiums you pay, how your premiums are invested, and the amount of coverage you have; but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

A prospective purchaser should evaluate the need for life insurance and the policy’s long term investment potential before buying a policy. In addition, it may not be advantageous to terminate existing life insurance coverage and replace it with a Park Avenue VUL policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account N (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the policy.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for the variable investment options to which you may allocate all or part of your net premiums and policy account value. You can also allocate premiums and policy account value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the policies and offers the policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the policies and who are registered with the NASD and with the states in which they do business. More information about GIS and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Park Avenue VUL policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Park Avenue VUL variable universal life insurance policy; including policy benefits, policy risks and the risks associated with each variable investment option available under the policy. It is qualified by the detailed explanation which follows and the terms of your VUL policy.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

•	a death benefit that is not taxable to your beneficiary

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your net premium payments and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value. The policy is not generally suitable for short-term investment purposes.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death benefits

You have a choice of three death benefit options with this policy:

•	under Option 1, the death benefit is a fixed amount, your policy’s face amount.

•	under Option 2, the death benefit is a variable amount, based on your policy’s face amount and the value of the investments held in your policy, your policy account value. These values can change depending on the performance of the investments held in your policy.

•	under Option 3, the death benefit is an amount based on your policy’s face amount and the sum of your net accumulated premiums. The death benefit amount will increase when you make premium payments, but will decrease when you make partial withdrawals.

You may choose among these options, with some restrictions, until the policy anniversary (the anniversary each year of the date your policy was issued) closest to the insured’s 100th birthday. On or after this date, the death benefit will be the policy account value.

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We’ve used italic script to highlight these terms the first time they appear in the text.

Benefits

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

SUMMARY	PROSPECTUS	1

Within certain limits, you can change your policy’s death benefit option on any policy anniversary after your policy has been in force for one year, and as long as the insured is still living. For more information see Death benefit options.

Additional sum insured

You may purchase an additional sum insured when this policy is issued. The additional sum insured will be part of your policy’s face amount. This option may not be available in all jurisdictions. See Benefits and policy values.

Rider benefits

Riders are a way to add to the coverage offered by your policy. The riders offered under this policy are set forth in Appendix B. They are subject to GIAC’s insurance and policy issuing requirements, and all may not be available in all states.

The cost of any rider benefits you have added to your policy will be included in your monthly deduction, which is withdrawn from your policy account value each month.

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue VUL, which together form your policy premium. See Premiums.

After you have paid the initial premium, you may pay premiums on your policy at any time and in any amount during the lifetime of the insured subject to certain limits. However, if the net cash surrender value of your policy is not sufficient to cover the monthly deduction from your policy, your policy may lapse, unless the No Lapse Guarantee is in effect and you have satisfied its requirements. We will warn you if your policy is in danger of lapsing.

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your Allocation Options. Your premiums and policy account value may be allocated to a maximum of twenty allocation options at any one time.

Each variable investment option invests in a series of mutual funds. The value of these options, and your policy account value in them, will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your policy account value will decrease. You could lose everything you invest and your policy could lapse without value unless you pay additional premium.

You will find the investment objectives, policies, fees and expenses, and a comprehensive discussion of the risks of each of these funds listed in the accompanying prospectus for that fund. You should read the fund prospectuses carefully and consider the investment objectives, risks, fees and charges before investing in any variable investment option. For a summary of this information see The variable investment options.

Paying premiums

After you have paid the initial premium, you may pay premiums on your policy at any time and in any amount during the lifetime of the insured.

Allocation options

You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. Your net premiums and policy account value may be allocated to a maximum of twenty allocation options at any one time.

2	PROSPECTUS	SUMMARY

Investment Risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest and your policy could lapse without value if you do not pay additional premium. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Loan Risks

Loans reduce the amount of policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of the indebtedness. Your policy may lapse if your indebtedness reduces the cash surrender value to zero. A loan also may have tax consequences.

Surrender and

Withdrawal Risks

The policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your policy will lapse.

Amounts allocated to the fixed-rate option earn a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option in its sole discretion, and you assume the risk that the rates we set might not exceed the minimum guaranteed rate. GIAC guarantees your principal and interest under this option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

To the extent that the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. You may choose up to twenty allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy’s net cash surrender value. The net cash surrender value is your policy account value minus any surrender charges and policy debt.

You may also, within limits, borrow all or a portion of the loan value of your policy. There are risks associated with policy loans. When you take a policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Account to serve as collateral. This loan collateral does not participate in the investment experience of those allocation options and the loan, therefore, can affect the policy value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of any indebtedness. Your policy may lapse (terminate without value) if your indebtedness reduces the cash surrender value to zero. If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. See Policy loans and Tax considerations for details.

Finally, you may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage. A surrender charge applies for 9 policy years after the issue date. An additional surrender charge will be applicable for 9 years from the date of any increase in the face amount of the policy. It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender it or make partial withdrawals in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short term investment.

SUMMARY	PROSPECTUS	3

Even if you do not ask to surrender your policy, surrender charges and additional surrender charges may play a role in determining whether your policy will lapse (terminate without value), because surrender charges and additional surrender charges decrease the cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly lapse).

Surrenders and partial withdrawals may have tax consequences. See Surrendering your policy for details.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe it is reasonable to conclude that your Park Avenue VUL policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the policy account value until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional tax. See Tax considerations.

WHAT DEDUCTIONS AND CHARGES DO YOU

HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue VUL policy. These charges are set forth in the Charges and Deductions Tables and in the section titled Deductions and charges.

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

On or after your first policy anniversary you may request a decrease in the face amount. The decrease must be at least $5,000, and the insured must be alive when we receive your request. The new face amount cannot be lower than GIAC’s current minimum face amount. See Decreasing the face amount.

Tax Risks

While there is some uncertainty about the application of federal tax law to the policy, we believe it is reasonable to conclude that increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

Policy changes

With certain restrictions, you may:

•	request an increase or decrease in the face amount of your policy

•	exchange your Park Avenue VUL Policy for a level premium fixed-benefit life insurance policy

•	cancel your policy after it has been issued

See accompanying text for details.

4	PROSPECTUS	SUMMARY

Could your

policy lapse?

Your policy may lapse if you don’t pay enough policy premium or if you have excess policy debt.

Increasing the face amount of the policy

On each anniversary up to and including the anniversary nearest the insured’s 70th birthday, you may request an increase in your policy’s face amount. The increase is subject to evidence of insurability, and must be for at least $10,000. The amount of each increase will be treated as a separate policy segment, with its own underwriting class, cost of insurance rates, surrender charges, administrative charges, target premiums, and, during the first three policy years, minimum annual premium.

Exchanging your Park Avenue VUL policy for a fixed-benefit life insurance policy

You may exchange all or a portion of your Park Avenue VUL policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates by the later of the second policy anniversary or the insured’s attained age 70. There may be a credit or a cost to be paid. See Special Features of your policy.

Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within:

•	10 days after you receive your policy, or

•	45 days after you sign the completed application for your policy.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.

COULD YOUR POLICY LAPSE?

Your policy may lapse if its net cash surrender value is less than zero after deducting the monthly deduction in a given month, and you do not make the required premium payment within 61 days of the time the monthly deduction is due.

For the first three years of your policy the No Lapse Guarantee ensures that your policy will not lapse, even if the net cash surrender value of your policy is insufficient to pay the policy’s monthly deduction in a given month, so long as the No Lapse Guarantee Premium Test is met.

Your policy may also lapse if you have not made a loan repayment 61 days after the monthly date on which the amount of any unpaid loans or interest exceeds your policy’s cash surrender value.

We will warn you at least 30 days in advance if we see that your policy is in danger of lapsing. We will tell you the premium or the portion of your loan that you must pay in order to keep your policy in force, and will keep your policy in force if we receive the required payment when requested. See Grace Period.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the policy. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, duration, face amount and underwriting class — the tables below show the maximum and minimum charges we assess under the policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that are payable at the time that you buy the policy, surrender the policy, or transfer policy account value among the variable investment options and the fixed rate option.

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon each premium payment	During each of the first 12 policy years, 8% of premiums in a policy year up to one target premium and 4% of premiums in that policy year in excess of one target premium. After the 12th policy year, 4% of premiums in a policy year up to one target premium.[1]	During each of the first 12 policy years, 8% of premiums in a policy year up to one target premium and 4% of premiums in that policy year in excess of one target premium. After the 12th policy year, 4% of premiums in a policy year up to one target premium.
Surrender Charge[2]
Minimum first year charge:	Upon full surrender or lapse of the policy within the first 9 policy years after issuance or within 9 policy years of each increase in face amount.	$2.70 per $1,000 of basic sum insured	$2.70 per $1,000 of basic sum insured
Maximum first year charge:	Upon full surrender or lapse of the policy within the first 9 policy years after issuance or within 9 policy years of each increase in face amount.	$53.973 per $1,000 of basic sum insured	$53.973 per $1,000 of basic sum insured
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a policy face amount of $400,000 in the first policy year	Upon full surrender or lapse of the policy within the first 9 policy years after issuance or within 9 policy years of each increase in face amount.	$7.95 per $1,000 of basic sum insured	$7.95 per $1,000 of basic sum insured
Transfer Charge	Upon transfer	$25 per transfer after the 12th transfer in a policy year	None
[1]	The amount of the target premium for a policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of target premium for a non-substandard rated policy is $3.00 per $1,000 of face amount and the maximum amount for a non-substandard rated policy is $126.01 per $1,000 of face amount.
[2]	The surrender charge decreases every year until it reaches 0% by the beginning of the 10th policy year following the initial face amount and each increase in face amount. Surrender charges vary based on the insured’s age, sex, underwriting class and face amount for the initial face amount and each increase in face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our customer service office

6	PROSPECTUS	SUMMARY

The next table describes the fees and expenses that are payable periodically during the time that you own the policy, not including the fees and expenses of the underlying fund companies. “Optional Charges” are the charges we deduct if you choose to add optional benefits by rider.

PERIODIC FEES[1]
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Cost of Insurance[2]
Minimum first year charge (non-substandard policy):	Monthly	$0.06 per $1,000 of net amount at risk (NAR) for underwriting class preferred plus or preferred $0.10 per $1,000 NAR for underwriting class standard	$0.03 per $1,000 of NAR
Maximum first year charge (non-substandard policy):	Monthly	$83.33 per $1,000 of NAR	$35.36 per $1,000 of NAR
Charge for a male, non-smoker issue age 35, in the preferred plus underwriting class, with a policy face amount of $400,000	Monthly	$0.14 per $1,000 of NAR	$0.07 per $1,000 of NAR
Mortality and Expense Risk Charge	Monthly	0.85% of the policy account value in the variable invest-ment options through the 12th policy anniversary; after the 12th policy anniversary, 0.65% of the policy account value in the variable investment options, up to the policy’s account value breakpoint, plus 0.45% on the amount in excess of the policy’s account value breakpoint.[3]	0.60% of the policy account value in the variable invest-ment options through the 12th policy anniversary; after the 12th policy anniversary, 0.40% of the policy account value in the variable investment options, up to the policy’s account value breakpoint, plus 0.20% on the amount in excess of the policy’s account value breakpoint.[3]
Policy Fee	Monthly	$7.50	$7.50
Administrative Charge[4]
Minimum Charge	Monthly for the first 12 policy years after issuance and after each face amount increase	$0.03 per $1,000 of basic sum insured.	$0.03 per $1,000 of basic sum insured.
Maximum Charge	Monthly for the first 12 policy years after issuance and after each face amount increase	$0.75 per $1,000 of basic sum insured.	$0.75 per $1,000 of basic sum insured.

SUMMARY	PROSPECTUS	7

PERIODIC FEES[1] (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Administrative Charge[4] (continued)
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a policy face amount of $400,000	Monthly for the first 12 policy years after issuance and after each face amount increase	$0.10 per $1,000 of basic sum insured.	$0.10 per $1,000 of basic sum insured.
Interest on Policy Loans	Annually on your policy anniversary	5% annually on all outstand-ing policy debt until the 20th policy anniversary; after the 20th policy anniversary, 4.5% for all outstanding and new policy loans.	5% annually on all outstand-ing policy debt until the 20th policy anniversary; after the 20th policy anniversary, 4.5% for all outstanding and new policy loans.
Charges for Optional Policy Benefits[5,6]
Adjustable Annual Renewable Term Rider (AART)
Minimum first year charge	Monthly	$0.08 per $1,000 of AART rider face amount for underwriting class preferred plus $0.06 per $1,000 of AART rider face amount for underwriting class preferred $0.10 per $1,000 of AART rider face amount for underwriting class standard	$0.03 per $1,000 of AART rider face amount.
Maximum first year charge	Monthly	$83.33 per $1,000 of AART rider face amount for all underwriting classes	$35.36 per $1,000 of AART rider face amount.
First year charge for a male, non-smoker, issue age 35, in the preferred plus under-writing class, with an AART face amount of $400,000	Monthly	$0.14 per $1,000 of AART rider face amount	$0.07 per $1,000 of AART rider face amount
Accidental Death Benefit Rider (ADB)
Minimum first year charge	Monthly	$0.07 per $1,000 of ADB face amount	$0.07 per $1,000 of ADB face amount
Maximum first year charge	Monthly	$0.12 per $1,000 of ADB face amount	$0.12 per $1,000 of ADB face amount

8	PROSPECTUS	SUMMARY

PERIODIC FEES[1] (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Accidental death benefit rider (ADB) (continued)
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a policy face amount of $400,000	Monthly	$0.07 per $1,000 of ADB face amount.	$0.07 per $1,000 of ADB face amount.
Guaranteed Insurability Option Rider (GIO)
Minimum first year charge	Monthly	$0.02 per $1,000 of GIO face amount	$0.02 per $1,000 of GIO face amount
Maximum first year charge	Monthly	$0.30 per $1,000 of GIO face amount	$0.30 per $1,000 of GIO face amount
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a policy face amount of $400,000	Monthly	$0.09 per $1,000 of GIO face amount.	$0.09 per $1,000 of GIO face amount.
Guaranteed Coverage Rider	Monthly	$0.01 per $1,000 of Basic Sum Insured, Additional Sum Insured and AART.	$0.01 per $1,000 of Basic Sum Insured, Additional Sum Insured and AART.
Waiver of Monthly Deductions Rider (WMD)
Minimum first year charge	Monthly	$0.01 per $100 of monthly deductions	$0.01 per $100 of monthly deductions
Maximum first year charge	Monthly	$0.11 per $100 of monthly deductions	$0.11 per $100 of monthly deductions
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a policy face amount of $400,000	Monthly	$0.03 per $100 of monthly deductions.	$0.03 per $100 of monthly deductions.
Disability Benefit Rider (DBR)
Minimum first year charge	Monthly	$0.94 per $100 of face amount	$0.94 per $100 of face amount
Maximum first year charge	Monthly	$9.67 per $100 of face amount	$9.67 per $100 of face amount

SUMMARY	PROSPECTUS	9

PERIODIC FEES[1] (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Disability benefit rider (DBR) (continued)
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a policy face amount of $400,000	Monthly	$2.30 per $100 of face amount	$2.30 per $100 of face amount
[1]	Monthly fees are not deducted after the policy anniversary closest to the insured’s 100th birthday.
[2]	The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and face amount for the initial face amount and each increase in face amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.
[3]	The “account value breakpoint” is equal to $100,000 less any policy account value allocated to the fixed-rate option available under the policy, but not less than zero.
[4]	The administrative charge is based on the insured’s age, sex, and underwriting class for the initial face amount and each increase in face amount. The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.
[5]	There is no charge for the Select security rider or the Exchange of insureds rider.
[6]	Charges for the Adjustable annual renewable term rider, the Accidental death benefit rider, the Guaranteed insurability option rider, the Waiver of monthly deductions rider, and the Disability benefit rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the fiscal year ended 2005. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds)

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses*	0.37%	1.51%

*	The range of Annual Underlying Mutual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table were provided to GIAC by the underlying funds. GIAC has not independently verified such information.

10	PROSPECTUS	SUMMARY

The Park Avenue policy diagram1

POLICY PREMIUMS	Less	Premium charge

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT

Fund level expenses

THE MUTUAL FUNDS	Less	Advisory fees and other expenses

(including any investment return)

Guardian Investor Services LLC

The Guardian Stock Fund

The Guardian VC Asset Allocation Fund

The Guardian VC High Yield Bond Fund

The Guardian VC 500 Index Fund

The Guardian VC Low Duration Bond Fund

The Guardian Small Cap Stock Fund

The Guardian Bond Fund

The Guardian Cash Fund

The Guardian UBS VC Large Cap Value Fund

The Guardian UBS VC Small Cap Value Fund

Guardian Baillie Gifford Limited

Baillie Gifford International Growth Fund

Baillie Gifford Emerging Markets Fund

Policy level expenses

Value Line, Inc.	Less	Monthly deductions
Value Line Centurion Fund	• Administrative charges
Value Line Strategic Asset Management Trust	• Mortality and expense risk charge
Gabelli Funds, LLC	• Charge for the cost of insurance
Gabelli Capital Asset Fund	• Charge for additional insurance benefits

Davis Selected Advisers, LP

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Janus Capital Management LLC

Janus Aspen Mid Cap Growth Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Large Cap Growth Portfolio

Janus Aspen Worldwide Growth Portfolio

MFS Investment Management

MFS Emerging Growth Series

MFS Total Return Series

MFS Investors Trust Series

MFS Research Series

MFS New Discovery Series

A I M Advisors, Inc.

AIM V.I. Capital Appreciation Fund

AIM V.I. Core Equity Fund

AIM V.I. Utilities Fund

Fidelity Management & Research Company

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Mid Cap Portfolio

AllianceBernstein LP

AllianceBernstein Growth & Income Portfolio

AllianceBernstein Large Cap Growth Portfolio

AllianceBernstein Global Technology Portfolio

AllianceBernstein Value Portfolio

FIXED-RATE OPTION	LOAN ACCOUNT

(plus interest credited)

(plus loan interest account)

	Less	Transaction deductions • Surrender charge
CASH SURRENDER VALUE
	Less	Policy debt
NET CASH SURRENDER VALUE

[1]	This diagram excludes the transfer charge which is not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	11

ABOUT THE PARK AVENUE VUL POLICY

Issuing the policy

A Park Avenue VUL insurance policy must have basic sum insured coverage of at least $100,000.

The Policyowner

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy’s terms will vary depending on where you live. These terms of your policy will be outlined in the policy we send you.

ISSUING THE POLICY

A Park Avenue VUL insurance policy must have basic sum insured coverage of at least $100,000 ($125,000 for the pension trust version of the policy). To issue a policy:

•	the insured must be age 80 or under and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the policy.

If you are interested in exchanging an existing policy for a Park Avenue VUL policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue VUL policy with the same benefits for men and women.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy will be allowed only if it would allow you to qualify for a lower premium because the insured was younger on an earlier policy date. On the date the policy is actually issued, we deduct the monthly deductions due from the backdated policy date to the issue date. We will not backdate a policy to a date before which the policy was available in the state of issue.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living,

12	PROSPECTUS	ABOUT THE PARK AVENUE VUL POLICY

only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy’s joint owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named, because the policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a ‘contingent’ beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or ‘concurrent’ beneficiary, who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary, and has no rights under the policy until the insured dies. If the insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner’s estate becomes the beneficiary. If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

The Beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

ABOUT THE PARK AVENUE VUL POLICY	PROSPECTUS	13

BENEFITS AND POLICY VALUES

ADDITIONAL SUM INSURED

If you choose death benefit Option 1 at issue, you may purchase an additional sum insured under the policy. The additional sum insured provides a level death benefit to age 100. The amount of this coverage, if any, plus the basic sum insured are the two components of your policy’s initial face amount. The minimum additional sum insured amount you can purchase is $25,000; the maximum amount cannot exceed 400% of the basic sum insured.

Coverage provided by the additional sum insured will be treated like coverage provided by the basic sum insured. In particular:

•	it will be included in calculating whether the policy qualifies for lower cost of insurance rates;

•	it will affect the minimum death benefit under Section 7702 of the Internal Revenue Code; and

•	it will affect the calculation of premiums for determining whether the policy is a modified endowment contract.

See Deductions and charges; Death benefit options; and Tax considerations.

You should consider several factors in deciding whether to purchase coverage as basic sum insured or additional sum insured, including:

•	The additional sum insured has no additional administrative charges or surrender charges.

•	Cost of insurance rates for the additional sum insured are the same as for the basic sum insured.

•	The target premium for the additional sum insured is less than the target premium for the same amount of basic sum insured.

•	The amount of premium charges you will pay may be less if you purchase coverage as additional sum insured, rather than basic sum insured.

•	If the coverage provided by the additional sum insured is greater than the coverage under the basic sum insured at issue, you cannot purchase the Guaranteed Coverage rider.

•	If you purchase an additional sum insured, you may not purchase coverage under the adjustable annual renewable term insurance rider.

You may purchase additional sum insured coverage only at issue and only if you select Option 1. If you change your death benefit option at any time, we will terminate the additional sum insured. Once terminated, the additional sum insured cannot be reinstated.

The additional sum insured may not be available in all jurisdictions. Please check with your registered representative.

14	PROSPECTUS	BENEFITS AND POLICY VALUES

NO LAPSE GUARANTEE

The No Lapse Guarantee ensures that your policy will not lapse, even if high surrender charges, poor investment performance, or excess policy debt mean that the net cash surrender value of your policy is not enough to pay the policy’s monthly deductions on a monthly processing date. This guarantee is in effect for the first three years of your policy so long as the No Lapse Guarantee Premium Test is met.

To meet this test, as of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the sum of minimum annual premiums up to this date, as stated on page 3 of your policy. To calculate your minimum annual premium for the current policy year, we multiply your minimum annual premium by a ratio equal to the number of completed policy months since the last policy anniversary plus 1, divided by 12.

If you increase the face amount of your policy after the first policy year, your minimum annual premium will change, which in turn changes the amount that you must contribute in order to meet the No Lapse Guarantee Premium Test. As of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the original minimum annual premium for the period up to the increase, plus the new minimum annual premium for the period after the increase in your policy’s face amount, multiplied by the ratio of the number of completed policy months since the increase plus 1 divided by 12.

If your policy does not meet the No Lapse Guarantee Premium Test, and the cash value is insufficient to cover the monthly deduction, you will have a 61-day grace period from that date to make a required premium payment or loan repayment if there is outstanding policy debt. If you do not make the required payment, the policy will lapse.

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fit your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s face amount you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3.

Option 1

Under Option 1, your death benefit on any monthly processing date prior to the policy anniversary nearest the insured’s 100th birthday is the greater of:

•	the face amount; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly processing date is the policy account value multiplied by the death benefit factor shown in your policy on page 4.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

Death benefit

options

You have a choice of three death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s face amount you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3. See accompanying text for details.

Under this option, if your investments perform well or you contribute more than the minimum annual premium and the policy account value increases by a sufficient amount, then the net amount at risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit on any monthly processing date prior to the policy anniversary nearest the insured’s 100th birthday is the greater of:

•	the face amount plus the policy account value, if positive, or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, your death benefit will vary based on your investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the face amount. The net amount at risk will not change unless we have to increase the death benefit to comply with Section 7702 of the Internal Revenue Code.

Option 3

Under Option 3, your death benefit on any monthly processing date prior to the policy anniversary nearest the insured’s 100th birthday is the greater of:

•	the face amount plus net accumulated premiums, or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, as under Option 1, if your investments perform well, or you contribute more than the minimum annual premium, then the net amount at risk will generally be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Regardless of which option you choose, after the policy anniversary closest to the insured’s 100th birthday the death benefit is the policy account value. The tax consequences of continuing the policy beyond the insured’s 100th birthday are unclear. You should consult a tax adviser for more information.

If you make a partial withdrawal from your policy between the most recent monthly processing date and the death of the insured, the death benefit under all options will be reduced by the amount of your withdrawal. Under Option 3, the death benefit will be increased by the amount of any premium paid between the most recent monthly processing date and the date of death of the insured.

16	PROSPECTUS	BENEFITS AND POLICY VALUES

To qualify as insurance under the Internal Revenue Code, all three options must pay at least the minimum death benefit required under Section 7702. We calculate this minimum using one of two methods: the Cash Value Accumulation Test (Cash Value Test) or the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test). You decide which method you want used when you complete your application. Once you’ve made your choice, you cannot change it.

Here are some general guidelines for choosing between the Cash Value Test and the Guideline Premium Test:

Test Advantages
Cash Value Test	Guideline Premium Test
• allows you to make larger premium payments than the Guideline Premium Test	• allows greater proportion of policy account value relative to death benefit than under the Cash Value Test
• increases the death benefit earlier than the Guideline Premium Test	• develops larger policy account values due to lower death benefits

The minimum death benefit required on any monthly processing date is equal to the policy account value on that date multiplied by the death benefit factor shown in your policy. These death benefit factors vary depending on whether you have selected the Cash Value Test or the Guideline Premium Test.

CHANGING YOUR DEATH BENEFIT OPTION

On any policy anniversary you may change your death benefit option, as long as the insured is alive when we make the change. You must send us your instructions in writing at our customer service office. Such changes take effect on the policy anniversary following or coinciding with our receipt of the request. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

If you change the death benefit option, we will change the policy’s face amount to keep the death benefit the same immediately before and after the change.

Any increase is applied directly to the initial face amount. A decrease reduces coverage in the same manner as a requested face amount decrease. See Decreasing the face amount.

We won’t deduct a surrender charge or impose new surrender charges in connection with changes in the death benefit option.

Limitations on changing your death benefit option

We will not permit any change if it results in a reduction of the face amount below our minimum face amount, currently $100,000. We will not approve any request to change the option if monthly deductions are being waived under the waiver of monthly deductions rider and we will not approve any request to change from Option 1 or Option 2 to Option 3.

BENEFITS AND POLICY VALUES	PROSPECTUS	17

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the insured has died while the policy was in effect. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC’s right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer policy account value or take a policy loan, or when we withdraw your monthly deduction, or make dollar cost averaging transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects policy account value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options. To calculate the value of your investment in a particular variable investment option, we multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares. We calculate the unit value for each variable investment option at the end of each business day. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

Your policy account value is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Account or the Loan Interest Account as collateral for a policy loan. It is calculated as:

•	net premiums that you contribute to your policy; plus or minus

•	any profit or loss generated by your policy account value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Account and the Loan Interest Account; minus

•	your total monthly deductions; minus

•	any partial withdrawals you’ve made, minus

•	any transfer charges.

Policy account value varies from day to day. We do not guarantee a minimum policy account value.

18	PROSPECTUS	BENEFITS AND POLICY VALUES

Cash surrender

value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy or any face amount increase has been in effect for 9 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy or any face amount increase has been in effect for 9 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, policy loans, unfavorable investment performance, surrender charges and the ongoing monthly deduction can cause a policy’s net cash surrender value to drop below zero. Even if this happens, the policy will not lapse during the first three policy years if the No Lapse Guarantee is in effect and the No Lapse Guarantee Premium Test is satisfied. See No Lapse Guarantee. Certain rider benefits available under the policy may also prevent your policy from lapsing. See Appendix B.

BENEFITS AND POLICY VALUES	PROSPECTUS	19

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

Your policy will take effect once you have paid your initial premium, but not before your policy’s issue date. Once it has taken effect you decide the amount of your premium payments and when you want to make them. However, your premiums must meet certain requirements for your policy to remain in force.

Your initial premium must equal at least one sixth of your minimum annual premium. The minimum annual premium is outlined in your policy, and is used to calculate your initial premium and compliance with the No Lapse Guarantee Premium Test. If the policy is to be issued based on premium payments made through a pre-authorized checking plan (i.e., Guard-o-matic), the initial premium must equal two pre-authorized payments.

When you set up your policy, you must choose a planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested unless you are paying your premiums through a pre-authorized checking plan. You are under no obligation to pay this premium as long as the net cash surrender value is sufficient to pay the monthly deduction when due.

All premiums must be paid to GIAC’s customer service office. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan, in which case each premium must be at least $25. GIAC may accept lower premium amounts in accordance with its current administrative procedures. GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will be returned to the policyowner and not credited to the policy. No premiums may be paid after the policy anniversary closest to the insured’s 100th birthday.

We may limit the amount that you can pay into your policy, including refusing or refunding premiums you pay, to attempt to preserve your policy’s treatment as life insurance under federal tax laws.

Under the guideline premium test, the maximum premium we will accept in any policy year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment that violates these section 7702 limits with interest at an annual rate of 6% within 60 days of receipt of such premium.

Under the cash value accumulation test, we will accept any premium that does not result in an increase in the death benefit as a result of Section 7702. If a premium would cause an increase in the death benefit under Section 7702, we will accept the payment provided the total of premium payments in a policy year does not exceed the greater of:

•	150% of your policy’s target premium, or

•	the lesser of 400% of the target premium and 125% of your largest premium amount paid in the past three policy years.

20	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

If you do not meet these tests, we may still accept your premium payment if you prove that the insured meets our insurance requirements.

We will refund any portion of a premium payment that exceeds these limits.

Crediting payments

When you make a payment towards your policy, we will credit it according to your instructions. If you do not provide specific instructions, we will use the payment:

•	first to repay any policy debt

•	then, as a premium payment.

We normally credit your payment and allocate the net premium as of the business day we receive it, as long as we receive it at our customer service office by the close of the business day, which is 4:00 p.m. New York time. However, any payments that we receive before your policy has been issued will be held in GIAC’s general account and credited on the policy issue date, and any payments that we receive after your policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete. Interest earned in the general account accrues to the benefit of GIAC.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed-rate and variable investment options.

How your premiums are allocated

When you make a payment towards your policy, the amount that remains after we deduct the premium charge (see Deductions and charges) is the net premium. We invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form. The change will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Investing net

premiums

When you make a payment towards your policy, the amount that remains after we deduct the premium charge is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	21

Currently you may invest your net premiums and policy account value in up to 20 different allocation options, although we reserve the right to change this number from time to time.

Default

During the first three years of your policy, it is protected from lapsing by the No Lapse Guarantee as long as the No Lapse Guarantee Premium Test is met. This feature guarantees that your policy will not lapse, even if its net cash surrender value is not enough to pay your policy’s monthly deduction on a monthly processing date. See No Lapse Guarantee.

If your policy does not meet this test, and your net cash surrender value isn’t enough to cover your monthly deduction (or you have borrowed too much — see below), you will have a 61-day grace period to make a required payment. We will tell you that your policy is in danger of lapsing, and the premium payment or loan repayment you must pay to keep it from lapsing, at least 30 days before the end of this grace period. If you must make a premium payment, the premium required will be the lesser of (i) the amount of the deficiency in the net cash surrender value, plus three times your policy’s current monthly deduction or (ii) the amount necessary for your policy to meet the No Lapse Guarantee Premium Test, plus one quarter of the minimum annual premium. If we do not receive the requested payment by the end of the 61-day grace period, the policy will lapse.

After the No Lapse Guarantee has ended, your policy will go into default if its net cash surrender value is less than the monthly deduction due at each monthly processing date. We will give you a 61-day grace period from the date of default to make a required payment. We will tell you that your policy is in danger of lapsing, and the premium or loan repayment you must pay to keep it from lapsing, at least 30 days before the end of this grace period. The required premium will be an amount equal to the difference between the monthly deduction due and the net cash surrender value, plus three times your policy’s current monthly deduction.

If we do not receive the required payment by the end of the 61-day grace period, your policy will lapse without value.

Your policy will also go into default if the amount of any unpaid policy loans and interest, which is your policy debt, exceeds the value of the investments in your policy, minus any surrender charges. We will then tell you that a loan repayment is required. Your policy will lapse 61 days from the default date if you do not make the required loan repayment. The required repayment will be the amount by which policy debt exceeds cash surrender value. If the insured dies after we have mailed our notice that a loan repayment is due, but before the 61-day grace period is up, we will pay the beneficiary the policy’s death proceeds minus the unpaid policy debt.

Once your policy has lapsed, it cannot be reinstated.

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Park Avenue VUL policy. These charges cover certain costs we incur with respect to the policies, including:

•	the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and policyowner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies.

•	our sales and promotional expenses, commissions, and local, state and federal taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the premium charge and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed, or maximum, charge and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the maximum charge. We will tell you if we increase these charges. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below. Contact our customer service office for more information about the deductions and charges. For information regarding compensation paid for the sale of the policies, see Distribution of the policy.

TRANSACTION FEES

Premium charge

During each of the first 12 policy years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you have paid one target premium in a policy year and 4% is deducted from premiums paid in excess of the target premium. After the 12th year, this charge drops to 4% for premiums paid in a policy year until you have paid one target premium in a policy year and no charge for premiums paid in excess of one target.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

Your policy has a separate target premium for the initial face amount and for any additional coverage you have added through any increase in face amount (each separate face amount increase is referred to as a policy segment). The target premium amount depends upon the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The premium charge will be applied in the order that these policy segments were issued. In order to calculate your premium charge, we will allocate each premium you pay as follows:

•	first to your policy’s initial face amount, up to the target premium for that amount

•	then to any policy segments that are in force, in the order that they were purchased, up to the target premium for each policy segment

•	then proportionately, based on the target premium, among the initial face amount and any policy segments that are in force.

Surrender charge

During the first 9 policy years of the initial face amount and each policy segment, we impose a surrender charge if you:

•	surrender your policy, or

•	let your policy lapse.

We do not reduce or deduct the surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct the surrender charge if you reduce or eliminate your coverage under a term rider, or reduce your face amount. The surrender charge shown on page 3 of your policy remains in effect until you either surrender your policy for its net cash surrender value or the policy lapses, at which time the surrender charge will be deducted, or until the expiration of the applicable surrender charge period.

This charge is a flat rate for every $1,000 of your policy’s basic sum insured. The rate declines proportionally each year until it is zero after nine years. We will make this deduction from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

The first year surrender charge varies from $2.700 to $53.973 per $1,000 of the basic sum insured, depending on the insured’s age when the policy started, sex and underwriting class.

A separate surrender charge is also calculated for each new policy segment, based on the coverage it provides and the insured’s age, sex, underwriting class and face amount when it was added to your policy. This means that the total surrender charges under your policy will be the sum of the different surrender charges for your initial face amount and each policy segment. The surrender charge compensates us for administrative and sales-related expenses.

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

After we deduct any applicable surrender charge, a policy’s net cash surrender value may be zero, particularly in the early policy years.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount for our processing costs.

We will not deduct a transfer charge when:

•	you make multiple transfers under your policy’s dollar cost averaging feature

•	you transfer amounts as part of taking or repaying a policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

PERIODIC FEES

Monthly deductions from the policy account value

We deduct from the policy account value, on the same date each month, amounts to cover administrative costs, the cost of insuring the insured, the mortality and expense risk charge and the cost of any riders. These deductions are made proportionately from your policy account value in the fixed-rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the insured’s 100th birthday.

Administrative charges

We deduct a monthly charge of $7.50.

We also deduct a monthly charge based on the basic sum insured portion of the face amount on each monthly processing date for the first 12 policy years after issue or after any increase in face amount. The amount of this charge depends on the insured’s age, sex and underwriting class when the policy is issued or the face amount is increased. This charge is not reduced if you decrease your face amount.

The charge will range from $0.03 to $0.75 per $1,000 of the basic sum insured. Your policy’s charge is set forth in your policy.

Monthly

deductions

We deduct from the policy account value, on the same date each month, amounts for administrative costs, the cost of insuring the insured, the mortality and expense risk charge and any riders. These deductions are made proportionately from your investments in the fixed-rate and variable investment options.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

Mortality and expense risk charge

We deduct this charge based on the policy account value in the variable investment options. Through the twelfth policy anniversary, we deduct a monthly charge at a current annual rate of 0.60% of the policy account value in the variable investment options. Starting in the thirteenth policy year, we deduct a monthly charge at a current annual rate of 0.40% of the policy account value in the variable investment options, up to the account value breakpoint, and 0.20% on the amount in excess of the account value breakpoint. The account value breakpoint is equal to $100,000 less any policy account value allocated to the fixed-rate option, but not less than zero. This charge is guaranteed never to exceed the current charge stated above plus 0.25% of the policy account value.

Cost of insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, duration, face amount, including coverage under the adjustable annual renewable term rider, and underwriting class. Any additional rating charges which are applied to the insured because he or she does not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. The cost of insurance rate generally increases as the insured gets older. Rates are currently lower for policies with a face amount including any adjustable annual renewable term coverage at least equal to $500,000. If the policy is eligible for the lower rates, they will apply to the initial face amount and all policy segments. Our current cost of insurance rates are lower than the guaranteed maximum.

We calculate the cost of insurance charge by multiplying your policy’s net amount at risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The net amount at risk reflects the difference between the death benefit and the policy account value. The net amount at risk is affected by investment performance, loans, payments of premiums, fees and charges under the policy, death benefit option chosen, partial withdrawals, and decreases in face amount. Your policy’s cost of insurance charge is calculated before the calculation of the administrative charges, the mortality and expense risk charge and the cost of any additional benefit riders. A cost of insurance charge is determined separately for the basic sum insured, additional sum insured, each policy segment, and any adjustable annual renewable term coverage.

After the first policy year, we may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy.

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Charges for additional insurance benefits

If you acquire additional insurance benefits by buying one or more riders to the policy, we will deduct rider costs. We deduct these from the policy account value monthly. Any charges applicable to your policy will be indicated in the “Policy Data” section of your policy.

OTHER DEDUCTIONS FROM POLICY ACCOUNT VALUE

Interest on policy loans

If you have outstanding policy debt, we charge simple interest that accrues daily at an annual rate of 5%, payable in arrears until the 20th policy anniversary. After this the annual rate falls to 4.5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the Loan Account. We transfer the required amount from the Loan Interest Account to the Loan Account. If the amount in the Loan Interest Account is not sufficient to cover the loan interest due, any deficiency will be transferred proportionately from the amounts in the variable investment options and the fixed-rate option.

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and deductions tables of this prospectus and described in more detail in each fund’s prospectus.

Redemption Fees

We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums are allocated. There are several variable investment options and a fixed-rate option. You may choose up to 20 allocation options at any time.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 38 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on September 23, 1999 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust – a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC’s direct contributions to the Account, accumulated charges for mortality and expense risks or the

28	PROSPECTUS	YOUR ALLOCATION OPTIONS

investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account. GIAC is obligated to pay all amounts promised to policyowners under the Policies.

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. The AIM, AllianceBernstein, Davis, Fidelity, Gabelli, Janus, MFS, and Value Line funds are not affiliated with GIAC.

YOUR ALLOCATION OPTIONS	PROSPECTUS	29

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
The Guardian Stock Fund	Long-term growth of capital	U.S. common stocks	Guardian Investor Services LLC 7 Hanover Square New York, NY 10004
The Guardian VC 500 Index Fund	Seeks to match the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“the S&P Index”)	Common stocks of companies in the S&P Index, which emphasizes large U.S. Companies
The Guardian VC Asset Allocation Fund	Long-term total investment return consistent with moderate investment risk	Shares of The Guardian VC 500 Index Fund, The Guardian Stock Fund, The Guardian Bond Fund, and The Guardian Cash Fund
The Guardian VC High Yield Bond Fund	Current income; capital appreciation is a secondary objective	Corporate bonds and other debt securities rated below investment grade
The Guardian VC Low Duration Bond Fund	Seeks a high level of current income consistent with preservation of capital	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
The Guardian UBS VC Large Cap Value Fund	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with large market capitali-zation at the time of purchase	Guardian Investor Services LLC (Adviser) 7 Hanover Square New York, NY 10004 UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago, Illinois 60606
The Guardian UBS VC Small Cap Value Fund	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with small market capitalization at the time of purchase
The Guardian Bond Fund	Maximum income without undue risk of principal; capital appreciation is a secondary objective	Investment grade debt obligations	Guardian Investor Services LLC 7 Hanover Square New York, NY 10004
The Guardian Cash Fund	High level of current income consistent with liquidity and preservation of capital	Money market instruments
Baillie Gifford International Growth Fund	Long-term capital appreciation	Common stocks and convertible securities issued by foreign companies	Guardian Baillie Gifford Limited (Adviser) Baillie Gifford Overseas Limited (Sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN, Scotland
Baillie Gifford Emerging Markets Fund	Long-term capital appreciation	Common stocks and convertible securities of emerging market companies
The Guardian Small Cap Stock Fund	Long-term growth of capital	U.S. common stocks of companies with small market capitalization	Guardian Investor Services LLC 7 Hanover Square New York, NY 10004
Gabelli Capital Asset Fund	Growth of capital; current income is a secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC (Gabelli) One Corporate Center Rye, New York 10580-1422
AIM V.I. Capital Appreciation Fund (Series 1)	Growth of capital	Common stocks	A I M Advisors, Inc. (AIM) 11 Greenway Plaza, Suite 100 Houston, Texas 77046-1173
AIM V.I. Utilities Fund (Series I)	Capital growth and income	Equity securities and equity-related instruments of companies engaged in the utilities-related industries
AIM V.I. Core Equity Fund* (Series 1)	Growth of capital	Equity securities including convertible securities of established companies

* Effective May 1, 2006, pursuant to shareholder approval of a plan of reorganization, the assets of AIM V.I. Premier Equity Fund were transferred to AIM V.I. Core Equity Fund. As a result of this reorganization, the AIM V.I. Premier Equity Fund ceased operations and is no longer available as an investment option under this policy. It has been replaced by AIM V.I. Core Equity Fund.

30	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
AllianceBernstein Growth & income Portfolio (Class B)	Long-term growth of capital	Dividend paying common stocks of good quality	AllianceBernstein LP (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Global Technology Portfolio (Class B)	Long-term growth of capital	Securities of companies that use technology extensively in the development of new or improved products or processes
AllianceBernstein Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities
Davis Financial Portfolio	Long-term growth of capital	Common stocks of financial companies	Davis Selected Advisers, LP (Davis) 2949 East Elvira Road, Suite 101 Tucson, Arizona 85706
Davis Real Estate Portfolio	Total return through a combination of growth and income	Securities issued by companies that are “principally engaged” in real estate
Davis Value Portfolio	Long-term growth of capital	U.S. common stocks of companies with at least $10 billion market capitalization
Fidelity VIP Contrafund® Portfolio (Service Class 2)	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued	Fidelity Management & Research Company (Fidelity) 82 Devonshire Street Boston, MA 02109
Fidelity VIP Equity-Income Portfolio (Service Class 2)	Reasonable income; also considers potential for capital appreciation	Income-producing equity securities
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)	Capital growth	U.S. and foreign common stocks
Fidelity VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign
Janus Aspen Forty Portfolio (Institutional Shares)	Long-term growth of capital	Pursues its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4928
Janus Aspen Large Cap Growth Portfolio (Institutional Shares)	Long term growth of capital in a manner consistent with preservation of capital	Invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies (those whose market capitalization falls within the range of companies in the Russell 1000® Index, at the time of purchase.)
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)	Long-term growth of capital	Invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies (those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index, at the time of purchase)
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	Long term growth of capital in a manner consistent with preservation of capital	Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in Issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets

YOUR ALLOCATION OPTIONS	PROSPECTUS	31

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
MFS Emerging Growth Series (Initial Class)	Long-term growth of capital	Common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts for those securities of emerging growth companies of any size	MFS Investment Management (MFS) 500 Boylston Street Boston, MA 02116
MFS Investors Trust Series (Initial Class)	Long-term growth of capital with a secondary objective to seek reasonable current income	Common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts issued by U.S. and foreign companies
MFS New Discovery Series (Initial Class)	Capital appreciation	Equity securities of companies that offer superior prospects for growth, both U.S. and foreign
MFS Research Series (Initial Class)	Long-term growth of capital and future income	Equity securities of companies both U.S. and foreign believed to possess favorable prospects for long-term growth
MFS Total Return Series (Initial Class)	Above average income consistent with prudent employment of capital; as a secondary objective, to provide reasonable opportunity for growth of capital and income	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System	Value Line, Inc. (Value Line) 220 East 42nd Street New York, NY 10017
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System, bonds and money market instruments

Some of these Funds may not be available in your state.

Some investment advisers (or their affiliates) may pay GIAC or GIS compensation for administration, distribution or other services provided with respect to the funds and their availability through the policy. Currently, these advisers include MFS, AIM, Fidelity, Davis, Gabelli, AllianceBernstein, Janus, and Value Line. The amount of this compensation currently ranges from .15% to .25% of the assets of the fund attributable to the policies issued by GIAC. GIAC or GIS may also receive 12b-1 fees from a fund. Currently, GIAC or GIS receives 12b-1 fees ranging from .08% to .40% of the assets of the fund attributable to the policies issued by GIAC from funds sponsored by Fidelity, Value Line, and AllianceBernstein.

32	PROSPECTUS	YOUR ALLOCATION OPTIONS

Fixed-rate option

The net premiums or policy account value you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your net premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your policy account value in this option, minus

•	any deductions, withdrawals, or transfers from the fixed-rate option, including applicable charges.

Because different interest rates may be in effect as you make transfers and contributions, your effective interest rate at any time may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. Interest rates may be changed at any time in our discretion. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

SPECIAL FEATURES OF YOUR POLICY

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan.

POLICY LOANS

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan. Your policy’s loan value is:

•	the net cash surrender value of your policy on the date we receive your written request,

•	minus 2% of

–	cash surrender value minus

–	any outstanding policy debt as of the prior policy anniversary

•	minus any interest due at the next policy anniversary on any existing policy debt

•	minus any interest that will be due at the next policy anniversary on the amount being borrowed.

The minimum loan amount is $500, or your policy’s loan value, whichever is less. We will normally pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule).

We will not process any loan request that does not specify the variable investment options from which the loan should be taken, or that exceeds the amount available.

When taking out a policy loan, you should consider:

•	amounts transferred out of the variable and fixed-rate options and into our loan account are no longer affected by the investment experience, positive or negative, or interest crediting, of those allocation options

•	as a result, taking a policy loan will have a permanent effect on your policy account value, even after the loan is repaid in full

•	the amount of your policy that is available for withdrawal or surrender, and your policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

•	There may be tax consequences associated with taking a policy loan. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.

When you request a loan, we will first transfer the amount requested from the policy account value in the variable investment options that you specify in your request to our loan account. If the amount of the loan requested exceeds the policy account value in all variable investment options, we will transfer the excess from your policy account value in the fixed-rate option into our loan account.

The investments in the loan account will earn interest at a minimum annual rate of 4%. Starting at the later of the 21st year or attained age 61, this rate will increase on a current basis to 4.4%. We may change this rate

34	PROSPECTUS	SPECIAL FEATURES

Interest on

policy loans

We charge interest at an annual rate of 5% on all outstanding policy debt, payable in arrears, until the 20th anniversary of your policy. After this point the annual rate falls to 4.5% for all existing and new policy loans.

at any time, but it is guaranteed not to be less than 4%. We credit this interest monthly to the loan interest account. The tax consequences of a policy loan are uncertain if the difference between the interest rate we charge on the loan and the interest rate earned on the loan is very small, for example, after the 20th anniversary. See Treatment of Policy Proceeds.

Interest on your policy loan

We charge simple interest that accrues daily at an annual rate of 5% on all outstanding policy debt, payable in arrears, until the 20th anniversary of your policy. After this, the annual rate falls to 4.5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the loan account.

We transfer the required amount from the Loan Interest Account to the loan account. After the transfer, any amount remaining in the loan interest account is transferred to the variable investment options and the fixed-rate option in accordance with the current premium allocation instructions. If the amount in the loan interest account is not sufficient to cover the loan interest due, any deficiency will be transferred proportionately from the amounts in the variable investment options and the fixed-rate option.

Repaying your policy loan

Except for required loan repayments, you may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force. The minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.

Except for required loan repayments (see below), we will apply a loan repayment first to the payment of loan interest due but not yet capitalized, then to reduce amounts in the loan account and then to policy loan interest accrued since the last policy anniversary but not yet due. We credit any repayment applied to reduce amounts in the loan account to the variable investment options and the fixed-rate option according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time until the next policy anniversary.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.

If, on any monthly processing date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment

SPECIAL FEATURES	PROSPECTUS	35

Decreasing the

face amount

On and after the first policy anniversary, you may request a reduction in your policy’s face amount, which is the guaranteed minimum amount your policy will pay at death or maturity.

is required for your policy to remain in force. Your policy will lapse without value 61 days after the default date set out in our notice if we do not receive a payment equal to the amount by which your policy debt exceeds the cash surrender value on the monthly processing date in question.

If the insured dies before the 61 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

There may be adverse tax consequences if your policy lapses and you have outstanding policy debt.

DECREASING THE FACE AMOUNT

On and after the first policy anniversary, you may request a reduction in the policy’s face amount. To do this we require that:

•	you make your request in writing and we receive it at our customer service office

•	the insured is alive when we receive your request

•	the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply

•	the new face amount is not lower than our minimum face amount, currently $100,000, and

•	the monthly deductions are not currently being waived under a waiver of monthly deductions rider.

A reduction in face amount can only take effect on a monthly processing date. This means that we will reduce your face amount on the monthly processing date coinciding with or next following the date we approve your request.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In these cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law.

INCREASING THE FACE AMOUNT

On any policy anniversary up to and including the anniversary closest to the insured’s 70th birthday, you may ask us to increase your policy’s face amount. To do this we require that:

•	you make your request in writing and we receive it at our customer service office at least 30 days before your policy anniversary

•	you prove that the insured meets our insurance requirements

36	PROSPECTUS	SPECIAL FEATURES

Partial

withdrawals

After the first policy year, you may withdraw part of your policy’s net cash surrender value. The minimum partial withdrawal is $500.

•	the increase be for at least $10,000, and

•	the monthly deductions are not currently being waived under a waiver of monthly deductions rider.

If we approve the increase, it will take effect on the policy anniversary on or after we receive the request, provided the insured is alive on that date. We’ll send you revised policy pages reflecting the changes to your policy.

An increase in face amount will be accompanied by a cost of insurance charge for the increase and new surrender charges. Increasing the face amount also may have tax consequences, including possibly causing your policy to be considered a modified endowment contract under the Internal Revenue Code.

PARTIAL WITHDRAWALS

After the first policy year, you may withdraw part of your policy’s net cash surrender value. You must make your request for withdrawal in writing, and the insured must be alive when you make the withdrawal. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a policy year to 12.

If we approve your request, it will be effective as of the business day we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see Policy proceeds. We will not approve or process a partial withdrawal if:

•	your remaining net cash surrender value would be insufficient to cover three times the most recent monthly deduction, or

•	you have chosen death benefit Option 1 or Option 3 and the partial withdrawal would cause your policy’s face amount to fall below our minimum face amount, or

•	you do not specify the variable investment options from which the withdrawal is to be deducted.

We will tell you if these conditions apply.

A partial withdrawal will reduce your policy account value by the amount of the partial withdrawal. In addition the face amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount. The reduction-free partial withdrawal amount is the maximum withdrawal that you can take, without triggering a reduction in your face amount. So if you wish to make a partial withdrawal that does not reduce your face amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect. If you have increased your policy’s face amount by adding policy segments, we will reduce the face amount starting with the most recent policy segment and ending with the additional sum insured and the basic sum insured, in that order. See Decreasing the face amount.

SPECIAL FEATURES	PROSPECTUS	37

Surrendering

your policy

You may surrender your policy for its net cash surrender value while the insured is alive. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request.

We deduct the amount of your withdrawal from the policy account value attributable to the variable investment options that you specified in your request. If the partial withdrawal request exceeds the policy account value attributable to all variable investment options, we will deduct the excess amount from the policy account value attributable to the fixed-rate option.

The tax consequences of making partial withdrawals are discussed under Tax considerations.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while the insured is alive. We will calculate your policy’s net cash surrender value as of the close of the business day we receive your written request, which must include your policy, or an acceptable affidavit confirming that you’ve lost your policy, at our customer service office. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request. Your policy’s net cash surrender value will be calculated as follows:

•	your policy account value, including any amount held in the Loan Account and Loan Interest Account, minus

•	any surrender charges, minus

•	any outstanding policy debt.

Your total surrender charges will be the total of the surrender charges for the initial face amount and for any policy segments. See Deductions and charges.

EXAMPLE

Surrender in policy year 5

Male insured, Age 35

Preferred Plus Underwriting Class

Face Amount: $400,000

Annual Policy Premium: $3,532.00

Assuming 6% hypothetical gross return: (5.13% net return) (See Appendix C)

Policy Account Value	$12,914.00

Surrender Charge	(1,766.00)

Policy Debt	0

Net Cash Surrender Value	$11,148.00

All insurance coverage will end on the day we calculate your policy’s net cash surrender value. For a discussion of the tax consequences of surrendering your policy, see Tax considerations.

38	PROSPECTUS	SPECIAL FEATURES

Transfers

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the business day on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form.

If we receive your written or telephonic transfer request on a business day before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN, you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

Your net premium and policy account value may not be invested in or allocated to more than twenty of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This

SPECIAL FEATURES	PROSPECTUS	39

strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

40	PROSPECTUS	SPECIAL FEATURES

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential

SPECIAL FEATURES	PROSPECTUS	41

harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the business day we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

42	PROSPECTUS	SPECIAL FEATURES

Dollar cost

averaging

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are lower, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information concerning our dollar-cost averaging program is available upon request from our customer service office.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options, and is payable when we receive proof that the insured has died while the policy was in effect. It is calculated as follows:

•	the death proceeds based on the death benefit option in effect as of the monthly processing date immediately preceding the insured’s death, plus

•	the proceeds of any coverage you have added to your policy through riders, plus

•	if you have chosen death benefit Option 3, any premiums paid between the monthly processing date and the insured’s date of death, minus,

•	as of the date of the insured’s death, any outstanding policy debt, minus

•	as of the date of the insured’s death, the lesser of:

•	any premium required under the No Lapse Guarantee; or

•	the amount required to bring the cash surrender value up to zero,

•	and minus any partial withdrawals between the monthly processing date and the insured’s date of death.

We may adjust the death proceeds paid to the beneficiaries if:

•	the age or sex listed on the policy application is incorrect

•	the insured commits suicide within two years of the policy issue date, a change in the face amount, or the date a change in the death benefit from Option 1 or Option 3 to Option 2 takes effect (but only for any increase in the death benefit over your policy’s face amount that was a result of the change)

•	there are limits imposed by riders to the policy.

If the insured has reached the attained age of 100 or older, the death proceeds will be the policy account value minus any policy debt as of the date of death.

SPECIAL FEATURES	PROSPECTUS	43

The amount of all other transactions will be calculated as of the end of the business day on which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

•	when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

We will pay interest on the death proceeds from the date of the insured’s death until the proceeds are paid, either in a lump sum or through a payment option.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest of at least 3% per year on payments that we delay for 30 days or more. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option.

EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option

At any time prior to the later of the insured’s attained age 70 or the second policy anniversary, you have the right to exchange all or a portion of your Park Avenue VUL policy for a level premium fixed-benefit whole life policy then being issued by us or our affiliate, Guardian Life, without having to prove that the insured meets our insurance requirements. Once exercised, this right terminates. Under the new policy, your policy value will be held in the issuer’s general account. Your face amount cannot exceed the face amount of this policy on the date you make the exchange nor be less than the minimum face amount under GIAC’s or its affiliate’s rules. If you exchange a portion of the face amount, the face amount remaining must meet GIAC’s minimum face amount requirements. The insured’s age when the Park Avenue VUL policy took effect will also be carried over. Before you can make any exchange, however, you must repay any outstanding policy debt on your Park Avenue VUL policy, and all due monthly deductions must be paid. See your policy for details.

Exchanging a

policy

You may exchange all or a portion of your Park Avenue VUL policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

44	PROSPECTUS	SPECIAL FEATURES

The exchange may result in a cost or credit to you. On or before the fifth policy anniversary, the exchange cost or credit is the greater of (a) or (b) where:

• (a)	is the cumulative premiums for the new policy (i.e., the premiums that would have been paid to the date of exchange if the new policy had been in force from the policy date) with an annual interest rate of 6%, less the pro-rata portion of the cumulative premiums for this policy (i.e., the actual premiums paid for this policy to the date of the exchange) applicable to the face amount exchanged accumulated at an annual interest rate of 6%; and

• (b)	is the cash value of the new policy, less the pro-rata portion of this policy’s net cash surrender value on the exchange date applicable to the face amount exchanged.

For purposes of calculating cumulative premiums for this policy under (a) above, any withdrawals from the policy will be deducted from the sum of the actual premiums paid to date.

After the fifth policy anniversary, the exchange cost is equal to the cash value of the new policy less the pro-rata portion of this policy’s net cash surrender value on the exchange date applicable to the face amount exchanged.

If this amount is greater than zero, you must pay the exchange cost to the issuing company. If this amount is less than zero, the issuing company will pay an exchange credit to you.

The new policy will be issued and effective either on the business day that we receive your written exchange request at our customer service office along with your policy, or on the date that any exchange cost is received by the issuer of your new policy, whichever is later.

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insured, and will be subject to the issuing company’s rules on the exchange date.

Exchange for Fixed Benefit Paid-Up Insurance Option (Available in New York Only)

On any policy anniversary, you may elect the Fixed Benefit Paid-Up Insurance Option. To be eligible for this option, we must receive your written request to elect this option at our customer service office on or within 30 days prior to a policy anniversary, the insured must be living, and the policy must have a cash surrender value.

If you elect this option, we will transfer your policy account value to the general account. If any policy debt is outstanding, you may apply a portion of the policy account value to repay the policy debt. Any policy debt still outstanding on the date this option takes effect will continue as policy debt under this option with the same rate of interest. You may not make further premium payments under this option and any riders attached to the policy will be cancelled.

SPECIAL FEATURES	PROSPECTUS	45

This option provides a level death benefit. The death benefit will be the amount the net cash surrender value, if policy debt is being repaid, otherwise the cash surrender value, will purchase as a net single premium at the insured’s attained age, sex and underwriting class.

The Fixed Benefit Paid-Up Insurance Option will have a cash value and a policy loan value. We will send you policy pages reflecting the table of guaranteed values. The death benefit under this option will be reduced by the amount of any outstanding policy debt. The cash value and the death benefit will be reduced after a partial withdrawal. The new death benefit will be the current death benefit multiplied by the ratio of the cash value after the partial withdrawal to the cash value before the partial withdrawal. No monthly administration charges will be deducted when this option is in effect. We will send you policy pages reflecting the new values.

You should consult with legal and tax advisers before exchanging your policy under either of the above options.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

The proceeds of your policy must be paid to a ‘natural person’. Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

For more information about the payment options available under the policy, contact our customer service office.

Payment options

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

46	PROSPECTUS	SPECIAL FEATURES

TAX CONSIDERATIONS

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

THIS DISCUSSION of tax considerations for your Park Avenue VUL policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy, particularly so with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Nevertheless, we believe there is a reasonable basis for concluding that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Park Avenue VUL policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

TAX CONSIDERATIONS	PROSPECTUS	47

Treatment of

policy proceeds

We believe that the death benefits under your policy should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy generally should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is not subject to federal income tax, but may be subject to federal estate taxes or generation skipping taxes. The tax consequences of continuing a policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. In general, a policy will be classified as a modified endowment contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

48	PROSPECTUS	TAX CONSIDERATIONS

If your policy is not considered a modified endowment contract:

•	money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your “basis” in the policy — which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your basis is reduced by any amount withdrawn that is not taxed

•	if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your basis in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible

•	policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small (e.g., after the 20th policy anniversary). You should consult a tax adviser regarding these consequences.

If your policy is considered a modified endowment contract:

•	all distributions other than death benefits, including partial withdrawals, surrenders, assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax free recovery of basis only after all the gain in the contract has been distributed.

•	all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•	a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

TAX CONSIDERATIONS	PROSPECTUS	49

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured (a change of the insured under a policy is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure that they continue to qualify as life insurance under the Internal Revenue Code, and policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue VUL policy, please consult a legal or tax adviser.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Park Avenue VUL policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate,

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Park Avenue VUL policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

50	PROSPECTUS	TAX CONSIDERATIONS

gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Park Avenue VUL policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans, and

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.

We recommend that anyone considering buying a Park Avenue VUL policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

TAX CONSIDERATIONS	PROSPECTUS	51

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account. The operations of the Separate Account are reported on our Federal Income Tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

52	PROSPECTUS	TAX CONSIDERATIONS

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue VUL policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	53

Incontestability

Generally, we cannot challenge your policy once it is in force for two years.

LIMITS TO GIAC’S RIGHT TO CHALLENGE

A POLICY

Incontestability

Generally, we cannot challenge your policy or any face amount increase once it is in force for two years. If you change your policy’s death benefit from Option 1 or Option 3 to Option 2, we have two years to challenge any increase in the death benefit that results from this change. If we are successful in our challenge, your death benefit will revert to what it would have been under Option 1 or Option 3, whichever is applicable.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider costs using the correct age or sex.

Suicide exclusion

If the insured commits suicide within two years of the policy’s issue date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of

•	the net cash surrender value as of the date of death, or

•	the policy premiums paid, minus

•	any policy debt, minus

•	any partial withdrawals.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in the face amount, our liability will be limited to the cost of insurance for such increase.

If the insured commits suicide within two years of an increase in your policy’s death benefit due to a change from Option 1 or Option 3 to Option 2, the death benefit will be limited to the original death benefit under Option 1 or Option 3, whichever is applicable, plus the additional cost of insurance charges paid for the increased death benefit.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•	transferring the assets from one division of the Separate Account into other divisions, or to one or more separate accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

54	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

•	substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

•	adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the policy

•	changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy, or

•	making any changes necessary to the policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing policy value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers between the investment options.

We also reserve the right to take actions that might be required by applicable laws designed to counter terrorism and prevent money laundering. In certain circumstances these laws might require us to reject a premium payment and/or block or “freeze” your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your policy to government regulators.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within the later of:

•	10 days of receiving your policy, or

•	45 days of signing your completed policy application.

Longer periods may apply in some states.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	55

OTHER INFORMATION

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the policies. GIS is affiliated with us. GIS acts as principal underwriter of the Park Avenue VUL policies as well as other variable life insurance policies and variable annuities that we offer. The Park Avenue VUL policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies.

We pay commissions for the sale of the policies. GIAC agents will receive a maximum sales commission of:

•	50% of the policy premium paid for the first policy year or the first year of a policy segment up to one target premium, and 2.85% of any policy premiums in excess of one target premium, then

•	4% of the policy premiums paid for policy years two through ten or years two through ten of any policy segment up to one target premium, and 3% of any policy premiums in excess of one target premium, then

•	0.15% per annum of the policy account value (excluding loans) paid monthly after policy year 10.

In certain group and sponsored arrangements, maximum commissions are 15% of premiums paid up to one target premium in the first policy year, 20% in policy years two through four, 7% in policy years five through ten. Premiums in excess of one target premium are compensated at the maximum rate of 2.85% in the first policy year, and 3% in policy years two through ten. In policy years after year ten, a maximum of 0.15% of policy account value (excluding loans) is paid.

We also may compensate our agents through compensation overrides, expense allowances, bonuses, wholesaler fees and training allowances. GIAC agents also may qualify for non-cash compensation.

If you return your policy under the right to cancel provisions, the GIAC agent may have to return some or all of any commission we have paid.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your policy. Certain of these riders are subject to age and underwriting requirements. We generally deduct monthly charges for these riders from your policy account value.

We currently offer the following riders under the policy:

•	Adjustable Annual Renewal Term rider

•	Waiver of Monthly Deductions rider

•	Guaranteed Coverage rider

56	PROSPECTUS	OTHER INFORMATION

•	Disability Benefit rider

•	Accidental Benefit rider

•	Guaranteed Insurability Option rider

•	Select Security rider

•	Exchange of Insureds rider

The benefits provided by each of these riders are summarized in Appendix B of this prospectus. These riders may not be available in all states.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the

OTHER INFORMATION	PROSPECTUS	57

Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue VUL policy estimates different risks for men and women in establishing a policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue VUL policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

ILLUSTRATIONS

Illustrations can help demonstrate how the policy operates, given the policy’s charges, investment options and any optional features selected, how you plan to accumulate or access policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the policy’s death benefits, cash surrender values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation. Personalized illustrations for existing policyowners will use an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2005. Personalized illustrations for prospective policyowners will use a weighted average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2005.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings that would threaten our financial position, the financial position of GIS, or that of the Separate Account.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

58	PROSPECTUS	OTHER INFORMATION

APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Some of the special terms used in this prospectus are defined below.

Additional sum insured

This is additional insurance coverage that provides a level death benefit to the policy anniversary nearest the insured’s 100th birthday.

Age

The insured’s age on his or her birthday closest to the date the policy takes effect.

Attained age

The insured’s age plus the number of policy years completed since the policy date.

Basic policy

The policy, including the basic sum insured, additional sum insured, endorsements and applications, but excluding any additional benefit riders.

Basic sum insured

The amount of coverage provided by the basic policy, excluding any additional sum insured. The minimum basic sum insured is currently $100,000.

Business day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time or, if earlier, the close of the New York Stock Exchange. If any transaction or event occurs or is scheduled to occur on a day that is not a business day, or if a transaction request is received after GIAC’s close of business, such transaction or event will be deemed to occur as of the next following business day unless otherwise specified.

Customer service office

The Guardian Insurance & Annuity Company, Inc. Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455

Face amount

The sum of the basic sum insured plus the additional sum insured and the amount of any policy segments in force at the time of determination.

Initial face amount

The face amount in force on the policy’s issue date. The minimum initial face amount is currently $100,000.

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

APPENDICES	PROSPECTUS	59

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Issue date

The date your policy is issued at GIAC’s customer service office.

Loan account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The loan account is equal to the loan.

Loan amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayment.

Loan interest account

An account that represents the interest earnings credited by GIAC on the loan account.

Minimum annual premium

An amount used to determine whether your policy meets the No Lapse Guarantee Premium Test, and in setting your policy’s initial premium. It is shown in your policy.

Monthly processing date

The day of each policy month on which the monthly deduction is deducted from the policy account value and certain policy benefits and values are calculated. The monthly processing date is the same date of each calendar month as the policy date, or the last day of a calendar month if that is earlier. If such calendar day is not a business day, the monthly processing date will be the next following business day.

Net accumulated premiums

At issue, net accumulated premiums equals the value of the initial premium payment. Thereafter, net accumulated premiums will increase, as a result of premium payments made, and decrease, as a result of partial withdrawals. After a premium payment, net accumulated premiums will be equal to the value of net accumulated premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, net accumulated premiums is equal to the greater of (i) the value of net accumulated premiums before the withdrawal, decreased by the amount of the partial withdrawal, or (ii) zero.

Net amount at risk

The difference between the amount that you would be paid under a policy segment under the policy’s death benefit and the policy account value allocated to that segment.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

60	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

No Lapse Guarantee

For the first three years of your policy the No Lapse Guarantee ensures that it will not lapse, even if the net cash surrender value of your policy is not enough to pay the policy’s monthly deduction in a given month, so long as the No Lapse Guarantee Premium Test is met. For policies issued in the State of Illinois, the No Lapse Guarantee is known as the Minimum Premium Period.

No Lapse Guarantee Premium Test

This test is used to determine whether your policy qualifies for the No Lapse Guarantee. It states that, as of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the minimum annual premiums up to this date, as outlined in your policy. To calculate your minimum annual premium for the current policy year, multiply your minimum annual premium by a ratio equal to the number of completed policy months since the last policy anniversary plus 1 over 12. For policies issued in the State of Illinois, the No Lapse Guarantee Premium Test is known as the Minimum Premium Period Test.

Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly processing dates.

Policy debt

The unpaid policy loan amount plus the accumulated and unpaid interest on those loans.

Policy Segment

The additional coverage provided by an increase in face amount.

Target premium

A measure of premium used to determine your policy’s premium charges and agent commissions. Your policy’s basic sum insured, additional sum insured and any policy segments you buy each have their own target premium. The target premium associated with the basic sum insured and additional sum insured is based on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The target premium associated with any policy segment is based on the insured’s attained age and the underwriting class for each policy segment.

The target premium for any rider, except the guaranteed coverage rider, is based on the monthly deduction for that rider during the first policy year.

APPENDICES	PROSPECTUS	61

APPENDIX B

ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are deducted monthly from the policy account value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states.

Adjustable Annual Renewable Term (AART) rider — this rider, available only at issue, provides term insurance coverage to the insured’s age 100. Coverage under this rider has no cash value associated with it. If you have purchased an additional sum insured you cannot have an AART rider. If AART coverage is greater than basic sum insured coverage, you cannot purchase a guaranteed coverage rider.

Waiver of Monthly Deductions rider — this rider provides for the waiver of the monthly deductions while the insured is totally disabled as defined in the rider. Age limits apply. It is only available on policies with a face amount of $3,000,000 or less.

Guaranteed Coverage rider (“GCR”) — this rider, available with death benefit option 1 and at issue only, guarantees that the policy will remain in force even if the net cash surrender value is less than the current monthly deduction, provided the GCR requirement, as described in the rider, is met. It is not available if coverage under the additional sum insured or AART rider is greater than the basic sum insured at issue.

Disability Benefit rider — this rider provides for crediting as a benefit an amount equal to the specified amount, as defined in the rider, while the insured is totally disabled, as defined in the rider. It is only available on policies with a face amount less than $3,000,000.

Accidental Death Benefit rider — this rider, available only at issue, provides additional insurance coverage if the insured’s death results from accidental bodily injury on or before the policy anniversary nearest the insured’s 75th birthday. The maximum coverage under this rider is the lesser of (i) $500,000 or (ii) the basic sum insured plus coverage provided by the additional sum insured or AART rider.

Guaranteed Insurability Option rider — this rider, available only at issue, provides the policyowner the right to increase the face amount of insurance coverage without evidence of insurability on the policy anniversaries nearest certain birthdays of the insured, or within specified time periods of qualifying life events subject to the conditions in the rider.

Select Security rider — this rider, used in split dollar cases, is an endorsement that prevents the policy-owner from making certain policy changes without the consent of the policyowner’s employer. There is no charge for this rider.

Exchange of Insureds rider — this rider gives the policyowner the right to exchange the policy for a new one on the life of a substitute insured. The exercise of this rider will be treated as a taxable exchange for Federal Income Tax purposes.

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

62	PROSPECTUS	APPENDICES

APPENDIX C

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the policies operate. Specifically, they show how the death benefit, net cash surrender value and policy account value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on policies issued prior to May 1, 2002 with face amounts of $400,000 for a male insured Age 35, preferred plus underwriting class, utilizing the guideline premium test. Values are first given based on current charges and then based on the policy’s higher guaranteed charges. Each illustration is given first for a policy with an Option 1 death benefit, then for a policy with an Option 2 death benefit, and, finally, for a policy with an Option 3 death benefit. These illustrations may assist in the comparison of death benefits, net cash surrender values and policy account values for Park Avenue VUL policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue VUL policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, net cash surrender values and policy account values under the policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

Death benefits, net cash surrender values and policy account values will also be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6%, or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the policyowner’s allocation of the unloaned policy account value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured’s sex, smoker status and underwriting class.

Death benefits, net cash surrender values and policy account values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the monthly deduction is deducted from the policy account value on each monthly processing date. The net cash surrender values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during the first 9 policy years. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.87% of the average daily net assets of such funds. For an explanation of the expenses see the accompanying fund prospectuses.

The arithmetic average is based upon actual expenses of the funds incurred during 2005, before taking into account any applicable expense reimbursements and fee waivers, except with respect to the AIM V.I. Core Equity Fund. As a result of a reorganization of the AIM V.I. Premier Equity Fund, the AIM V.I. Capital Appreciation Fund and the AIM V.I. Core Equity Fund, occurring on or about May 1, 2006 (June 12, 2006 for the AIM V.I. Capital Appreciation Fund), the Fund’s total annual operating expenses have been restated reflecting such reorganization.

Taking account of the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at –.87%, 5.13% and 9.13%, respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate

APPENDICES	PROSPECTUS	63

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash surrender values and policy account values illustrated. See GIAC’s taxes.

The fourth column of each table shows the amount which would accumulate if an amount equal to the target premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return.

GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, underwriting class, face amount requested, and life insurance test selected, but a premium-based illustration must reflect GIAC’s current minimum face amount requirement for Park Avenue VUL — which is $100,000. These personalized illustrations will use a weighted average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses of the funds incurred during 2005, after applicable reimbursements and waivers, except with respect to the AIM V.I. Premier Equity Fund. As a result of a reorganization of the AIM V.I. Premier Equity Fund, the AIM V.I. Capital Appreciation Fund and the AIM V.I. Core Equity Fund, occurring on or about May 1, 2006 (June 12, 2006 for the AIM V.I. Capital Appreciation Fund), the Fund’s total annual operating expenses have been restated reflecting such reorganization. If you are already a Park Avenue VUL policyowner, please contact your registered representative for a current illustration.

These illustrations will refer to “net outlay” as the cash flow into or out of the policy. It is equal to the sum of all premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash. For purposes of these illustrations “net outlay” will be equal to target premium.

From time to time, advertisements or sales literature for Park Avenue VUL may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Park Avenue VUL on June 15, 2000. As such the policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the policies’ being offered would be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies. Thus the illustrations will reflect deductions for each fund’s expenses, and the charges deducted from premiums, monthly deductions and any transaction deductions associated with the policy in question.

64	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 1

Target Premium = $3,532

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (–.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,532	2,309	0	400,000	3,532	2,474	0	400,000	3,532	2,584	0	400,000
2	36	3,532	4,535	1,709	400,000	3,532	5,008	2,183	400,000	3,532	5,336	2,510	400,000
3	37	3,532	6,635	4,162	400,000	3,532	7,561	5,089	400,000	3,532	8,223	5,751	400,000
4	38	3,532	8,663	6,544	400,000	3,532	10,188	8,068	400,000	3,532	11,314	9,195	400,000
5	39	3,532	10,643	8,877	400,000	3,532	12,914	11,148	400,000	3,532	14,648	12,882	400,000
6	40	3,532	12,572	11,159	400,000	3,532	15,741	14,329	400,000	3,532	18,245	16,832	400,000
7	41	3,532	14,451	13,391	400,000	3,532	18,675	17,615	400,000	3,532	22,127	21,067	400,000
8	42	3,532	16,279	15,572	400,000	3,532	21,718	21,012	400,000	3,532	26,316	25,610	400,000
9	43	3,532	18,048	17,695	400,000	3,532	24,869	24,516	400,000	3,532	30,833	30,480	400,000
10	44	3,532	19,779	19,779	400,000	3,532	28,151	28,151	400,000	3,532	35,726	35,726	400,000
15	49	3,532	29,507	29,507	400,000	3,532	48,681	48,681	400,000	3,532	69,230	69,230	400,000
20	54	3,532	38,877	38,877	400,000	3,532	75,254	75,254	400,000	3,532	121,428	121,428	400,000
25	59	3,532	45,872	45,872	400,000	3,532	107,291	107,291	400,000	3,532	200,772	200,772	400,000
30	64	3,532	48,196	48,196	400,000	3,532	144,777	144,777	400,000	3,532	322,446	322,446	400,000
35	69	3,532	43,145	43,145	400,000	3,532	188,438	188,438	400,000	3,532	509,709	509,709	587,197
40	74	3,532	24,995	24,995	400,000	3,532	239,248	239,248	400,000	3,532	794,124	794,124	843,817
45	79	0	0	0	0	3,532	301,224	301,224	400,000	3,532	1,228,790	1,228,790	1,281,284
50	84	0	0	0	0	3,532	386,372	386,372	404,184	3,532	1,882,590	1,882,590	1,963,160
55	89	0	0	0	0	3,532	500,319	500,319	523,451	3,532	2,853,858	2,853,858	2,976,414
60	94	0	0	0	0	3,532	644,266	644,266	648,187	3,532	4,326,737	4,326,737	4,339,405
65	99	0	0	0	0	3,532	837,120	837,120	833,801	3,532	6,650,630	6,650,630	6,603,508

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	65

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 1

Target Premium = $3,532

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (–.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,532	2,302	0	400,000	3,532	2,467	0	400,000	3,532	2,576	0	400,000
2	36	3,532	4,200	1,374	400,000	3,532	4,661	1,836	400,000	3,532	4,981	2,155	400,000
3	37	3,532	6,026	3,553	400,000	3,532	6,909	4,437	400,000	3,532	7,542	5,069	400,000
4	38	3,532	7,777	5,658	400,000	3,532	9,209	7,090	400,000	3,532	10,269	8,150	400,000
5	39	3,532	9,448	7,682	400,000	3,532	11,555	9,789	400,000	3,532	13,170	11,404	400,000
6	40	3,532	11,036	9,623	400,000	3,532	13,947	12,534	400,000	3,532	16,256	14,843	400,000
7	41	3,532	12,532	11,472	400,000	3,532	16,375	15,316	400,000	3,532	19,531	18,471	400,000
8	42	3,532	13,936	13,230	400,000	3,532	18,843	18,137	400,000	3,532	23,012	22,306	400,000
9	43	3,532	15,241	14,888	400,000	3,532	21,341	20,987	400,000	3,532	26,708	26,354	400,000
10	44	3,532	16,447	16,447	400,000	3,532	23,871	23,871	400,000	3,532	30,636	30,636	400,000
15	49	3,532	22,645	22,645	400,000	3,532	38,942	38,942	400,000	3,532	56,680	56,680	400,000
20	54	3,532	26,071	26,071	400,000	3,532	55,723	55,723	400,000	3,532	94,429	94,429	400,000
25	59	3,532	22,656	22,656	400,000	3,532	70,322	70,322	400,000	3,532	146,628	146,628	400,000
30	64	3,532	7,761	7,761	400,000	3,532	78,139	78,139	400,000	3,532	221,236	221,236	400,000
35	69	0	0	0	0	3,532	68,812	68,812	400,000	3,532	334,919	334,919	400,000
40	74	0	0	0	0	3,532	18,558	18,558	400,000	3,532	515,182	515,182	547,642
45	79	0	0	0	0	0	0	0	0	3,532	786,017	786,017	819,950
50	84	0	0	0	0	0	0	0	0	3,532	1,176,042	1,176,042	1,227,073
55	89	0	0	0	0	0	0	0	0	3,532	1,719,526	1,719,526	1,794,719
60	94	0	0	0	0	0	0	0	0	3,532	2,526,755	2,526,755	2,534,988
65	99	0	0	0	0	0	0	0	0	3,532	3,844,025	3,844,025	3,817,595

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

66	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 2

Target Premium = $3,532

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (–.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,532	2,307	0	402,385	3,532	2,471	0	402,538	3,532	2,582	0	402,639
2	36	3,532	4,528	1,702	404,613	3,532	5,001	2,175	405,062	3,532	5,327	2,502	405,371
3	37	3,532	6,619	4,147	406,715	3,532	7,543	5,071	407,603	3,532	8,203	5,731	408,236
4	38	3,532	8,636	6,516	408,738	3,532	10,155	8,036	410,209	3,532	11,277	9,158	411,292
5	39	3,532	10,600	8,834	410,707	3,532	12,861	11,095	412,907	3,532	14,587	12,821	414,582
6	40	3,532	12,511	11,099	412,622	3,532	15,663	14,250	415,701	3,532	18,152	16,739	418,124
7	41	3,532	14,368	13,309	414,484	3,532	18,564	17,504	418,593	3,532	21,991	20,932	421,940
8	42	3,532	16,170	15,464	416,290	3,532	21,567	20,861	421,588	3,532	26,127	25,421	426,050
9	43	3,532	17,910	17,557	418,035	3,532	24,668	24,315	424,681	3,532	30,575	30,222	430,472
10	44	3,532	19,608	19,608	419,737	3,532	27,892	27,892	427,894	3,532	35,384	35,384	435,249
15	49	3,532	29,089	29,089	429,203	3,532	47,909	47,909	447,809	3,532	68,063	68,063	467,675
20	54	3,532	38,015	38,015	438,163	3,532	73,338	73,338	473,165	3,532	118,095	118,095	517,382
25	59	3,532	44,246	44,246	444,452	3,532	102,914	102,914	502,679	3,532	191,961	191,961	590,775
30	64	3,532	45,158	45,158	445,466	3,532	134,690	134,690	534,428	3,532	298,909	298,909	697,066
35	69	3,532	37,839	37,839	438,314	3,532	165,675	165,675	565,464	3,532	452,510	452,510	849,751
40	74	3,532	16,856	16,856	417,603	3,532	188,789	188,789	588,780	3,532	670,119	670,119	1,066,111
45	79	0	0	0	0	3,532	192,435	192,435	592,864	3,532	975,570	975,570	1,369,844
50	84	0	0	0	0	3,532	157,485	157,485	558,746	3,532	1,400,744	1,400,744	1,792,685
55	89	0	0	0	0	3,532	47,072	47,072	450,003	3,532	1,981,410	1,981,410	2,370,442
60	94	0	0	0	0	0	0	0	0	3,532	2,759,061	2,759,061	3,144,273
65	99	0	0	0	0	0	0	0	0	3,532	3,800,609	3,800,609	4,180,660

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	67

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 2

Target Premium = $3,532

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

		Assuming Current Charges and 0% Gross (–.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
End of Policy Year	Age Beginning of Year	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,532	2,300	0	402,378	3,532	2,464	0	402,531	3,532	2,574	0	402,632
2	36	3,532	4,189	1,363	404,301	3,532	4,649	1,824	404,740	3,532	4,968	2,142	405,042
3	37	3,532	6,002	3,530	406,121	3,532	6,882	4,410	406,969	3,532	7,512	5,040	407,573
4	38	3,532	7,737	5,618	407,862	3,532	9,161	7,042	409,243	3,532	10,216	8,096	410,263
5	39	3,532	9,387	7,621	409,519	3,532	11,479	9,713	411,558	3,532	13,082	11,316	413,115
6	40	3,532	10,949	9,536	411,088	3,532	13,834	12,421	413,910	3,532	16,122	14,709	416,140
7	41	3,532	12,413	11,353	412,561	3,532	16,215	15,155	416,289	3,532	19,335	18,276	419,338
8	42	3,532	13,781	13,074	413,936	3,532	18,623	17,917	418,695	3,532	22,737	22,031	422,724
9	43	3,532	15,042	14,689	415,206	3,532	21,048	20,695	421,118	3,532	26,331	25,978	426,301
10	44	3,532	16,198	16,198	416,371	3,532	23,490	23,490	423,558	3,532	30,132	30,132	430,084
15	49	3,532	22,013	22,013	422,199	3,532	37,759	37,759	437,781	3,532	54,877	54,877	454,667
20	54	3,532	24,720	24,720	424,995	3,532	52,625	52,625	452,679	3,532	88,973	88,973	488,619
25	59	3,532	20,166	20,166	420,582	3,532	62,992	62,992	463,155	3,532	131,304	131,304	530,808
30	64	3,532	4,109	4,109	404,761	3,532	62,305	62,305	462,725	3,532	180,426	180,426	579,847
35	69	0	0	0	0	3,532	37,829	37,829	438,760	3,532	228,778	228,778	628,287
40	74	0	0	0	0	0	0	0	0	3,532	258,472	258,472	658,525
45	79	0	0	0	0	0	0	0	0	3,532	228,788	228,788	630,222
50	84	0	0	0	0	0	0	0	0	3,532	70,465	70,465	474,889
55	89	0	0	0	0	0	0	0	0	0	0	0	0
60	94	0	0	0	0	0	0	0	0	0	0	0	0
65	99	0	0	0	0	0	0	0	0	0	0	0	0

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

68	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 3

Target Premium = $3,532

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (–.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,532	2,306	0	403,532	3,532	2,471	0	403,532	3,532	2,581	0	403,532
2	36	3,532	4,525	1,699	407,064	3,532	4,998	2,173	407,064	3,532	5,325	2,500	407,064
3	37	3,532	6,613	4,140	410,596	3,532	7,538	5,065	410,596	3,532	8,198	5,726	410,596
4	38	3,532	8,623	6,504	414,128	3,532	10,144	8,025	414,128	3,532	11,268	9,148	414,128
5	39	3,532	10,579	8,813	417,660	3,532	12,843	11,077	417,660	3,532	14,573	12,807	417,660
6	40	3,532	12,479	11,066	421,192	3,532	15,636	14,223	421,192	3,532	18,131	16,718	421,192
7	41	3,532	14,322	13,262	424,724	3,532	18,527	17,467	424,724	3,532	21,964	20,904	424,724
8	42	3,532	16,107	15,401	428,256	3,532	21,518	20,812	428,256	3,532	26,093	25,387	428,256
9	43	3,532	17,826	17,473	431,788	3,532	24,605	24,252	431,788	3,532	30,535	30,182	431,788
10	44	3,532	19,500	19,500	435,320	3,532	27,813	27,813	435,320	3,532	35,339	35,339	435,320
15	49	3,532	28,786	28,786	452,980	3,532	47,728	47,728	452,980	3,532	68,066	68,066	452,980
20	54	3,532	37,359	37,359	470,640	3,532	73,083	73,083	470,640	3,532	118,580	118,580	470,640
25	59	3,532	42,908	42,908	488,300	3,532	102,766	102,766	488,300	3,532	194,422	194,422	488,300
30	64	3,532	42,229	42,229	505,960	3,532	135,271	135,271	505,960	3,532	308,497	308,497	505,960
35	69	3,532	31,097	31,097	523,620	3,532	168,615	168,615	523,620	3,532	484,783	484,783	558,483
40	74	3,532	467	467	541,280	3,532	197,652	197,652	541,280	3,532	756,274	756,274	803,599
45	79	0	0	0	0	3,532	213,049	213,049	558,940	3,532	1,171,183	1,171,183	1,221,217
50	84	0	0	0	0	3,532	194,167	194,167	576,600	3,532	1,795,275	1,795,275	1,872,109
55	89	0	0	0	0	3,532	77,435	77,435	594,260	3,532	2,722,423	2,722,423	2,839,335
60	94	0	0	0	0	0	0	0	0	3,532	4,128,393	4,128,393	4,140,481
65	99	0	0	0	0	0	0	0	0	3,532	6,346,682	6,346,682	6,301,715

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	69

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 3

Target Premium = $3,532

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (–.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,532	2,299	0	403,532	3,532	2,463	0	403,532	3,532	2,573	0	403,532
2	36	3,532	4,185	1,359	407,064	3,532	4,645	1,820	407,064	3,532	4,964	2,139	407,064
3	37	3,532	5,991	3,518	410,596	3,532	6,872	4,400	410,596	3,532	7,503	5,031	410,596
4	38	3,532	7,715	5,596	414,128	3,532	9,141	7,022	414,128	3,532	10,198	8,079	414,128
5	39	3,532	9,349	7,583	417,660	3,532	11,446	9,680	417,660	3,532	13,054	11,288	417,660
6	40	3,532	10,891	9,478	421,192	3,532	13,783	12,371	421,192	3,532	16,079	14,666	421,192
7	41	3,532	12,328	11,268	424,724	3,532	16,142	15,082	424,724	3,532	19,275	18,215	424,724
8	42	3,532	13,662	12,955	428,256	3,532	18,522	17,816	428,256	3,532	22,657	21,950	428,256
9	43	3,532	14,880	14,527	431,788	3,532	20,912	20,559	431,788	3,532	26,226	25,873	431,788
10	44	3,532	15,984	15,984	435,320	3,532	23,312	23,312	435,320	3,532	30,001	30,001	435,320
15	49	3,532	21,325	21,325	452,980	3,532	37,227	37,227	452,980	3,532	54,609	54,609	452,980
20	54	3,532	22,944	22,944	470,640	3,532	51,391	51,391	470,640	3,532	88,899	88,899	470,640
25	59	3,532	15,734	15,734	488,300	3,532	60,224	60,224	488,300	3,532	132,972	132,972	488,300
30	64	0	0	0	0	3,532	55,550	55,550	505,960	3,532	188,968	188,968	505,960
35	69	0	0	0	0	3,532	18,486	18,486	523,620	3,532	259,050	259,050	523,620
40	74	0	0	0	0	0	0	0	0	3,532	350,202	350,202	541,280
45	79	0	0	0	0	0	0	0	0	3,532	487,535	487,535	558,940
50	84	0	0	0	0	0	0	0	0	3,532	732,520	732,520	764,315
55	89	0	0	0	0	0	0	0	0	3,532	1,078,383	1,078,383	1,125,549
60	94	0	0	0	0	0	0	0	0	3,532	1,591,972	1,591,972	1,597,169
65	99	0	0	0	0	0	0	0	0	3,532	2,429,344	2,429,344	2,412,649

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

70	PROSPECTUS	APPENDICES

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

PERFORMANCE INFORMATION

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT N

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

APPENDIX A — USES OF LIFE INSURANCE

SAI–CONTENTS	PROSPECTUS	71

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 “F” Street, NE, Washington, D.C. 20549 (Direct questions to the SEC at 202-551-5850).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your policy, or a personalized illustration, available free of charge, of death benefits, cash surrender values, and cash values under your policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-09725

72	PROSPECTUS	BACK COVER PAGE

PARK AVENUE VUL – MILLENNIUM SERIES®

Issued Through The Guardian Separate Account N of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2006

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account N (marketed under the name “Park Avenue VUL–Millennium Series®”) dated May 1, 2006.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26240

Lehigh Valley, Pennsylvania 18002

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

Pub.3342SAI    (5/06)

STATEMENT OF ADDITIONAL INFORMATION	B-1

ABOUT GIAC

Your Park Avenue VUL policy is issued, through its Separate Account N, (Separate Account or Separate Account N), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2005, our total assets (GAAP basis) exceeded $10 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2005, Guardian Life had total assets (GAAP basis) in excess of $40 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue VUL policies, and does not guarantee the benefits provided by the policy.

The Guardian Separate Account N was established by GIAC’s Board of Directors on September 23, 1999 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Park Avenue VUL policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Park Avenue VUL policy or if your fixed-benefit policy contains a rider to permit you to purchase a Park Avenue VUL policy. You may also be able to convert to a Park Avenue VUL policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a convertible term policy, or a whole life policy with a convertible term rider, you may receive a credit of up to one minimum annual premium if you convert it to a Park Avenue VUL policy.

Death Benefit Options

Cash Value Test

To satisfy this test, the death benefit must be at least equal to the policy account value multiplied by a death benefit factor. A table of death benefit factors appears in your policy. These factors are equal to one divided by the net single premium (the single premium that would be needed to pay for the death benefit under the policy, including any additional sum insured).

Guideline Premium Test

The Guideline Premium Test consists of two parts: the Guideline Premium Test and the Cash Value Corridor Test.

To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of the following:

•	the guideline single premium on the date the calculation is done, or

•	the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the policy as calculated at the time the policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.

B-2	STATEMENT OF ADDITIONAL INFORMATION

The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the policy as calculated at the time the policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if those premiums are necessary to keep the policy in force.

To satisfy the Cash Value Corridor Test, the death benefit must at least equal the percentage of the policy account value shown in the following table:

Attained age	Percentage of policy account value*
0-40	250%
40-45	250% - 215%
45-50	215% - 185%
50-55	185% - 150%
55-60	150% - 130%
60-65	130% - 120%
65-70	120% - 115%
70-75	115% - 105%
75-90	105%
90-95	105% - 100%
95+	100%
*	The percentage decreases uniformly as attained age increases within the age ranges.

Test Advantages
Cash Value Test	Guideline Premium Test
• allows you to make larger premium payments than the Guideline Premium Test	• allows greater proportion of policy account value relative to death benefit than under the Cash Value Test
• increases the death benefit earlier than the Guideline Premium Test	• develops larger policy account values due to lower death benefits

Changing Your Death Benefit Option

If you’re changing from Option 1 to Option 2, we will decrease the face amount by the lesser of (i) the policy account value on the date the change takes effect or (ii) the face amount divided by the applicable death benefit factor shown in your policy. You must also prove that the insured meets our insurance requirements and we will terminate any additional sum insured.

If you’re changing from Option 2 to Option 1, we will increase the face amount by the lesser of (i) the policy account value on the date the change takes effect, or (ii) the face amount divided by [the applicable death benefit factor minus 1]. The applicable death benefit factor is shown on page 4 of your policy.

If you’re changing from Option 3 to Option 1, we will increase the face amount by the amount of net accumulated premiums on the date the change takes effect.

If you’re changing from Option 3 to Option 2, we will adjust the face amount by an amount equal to net accumulated premiums on the effective date of the change minus the lesser of: (i) policy account value on the effective date of the change or (ii) the face amount divided by the applicable death benefit factor shown on page 4 of your policy.

STATEMENT OF ADDITIONAL INFORMATION	B-3

Net Investment Factor

We calculate the unit value of each variable investment option on each business day by multiplying the option’s immediately preceding unit value by the net investment factor for that day. We calculate the net investment factor as follows on each business day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current business day, plus

•	the amount per share of any dividends or capital gains distributed by the fund on the current business day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous business day.

The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

Decreasing the Face Amount

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy’s face amount.

•	under Option 2, a partial withdrawal will not reduce your policy’s face amount. However, the amount of your death benefit will decline with each partial withdrawal.

•	under Option 3, a partial withdrawal will typically not cause an immediate reduction in your policy’s face amount. However, the amount of your death benefit will decline with each partial withdrawal.

If you have made one or more increases to the initial face amount by adding policy segments and then request a face amount decrease, we will apply the decrease to your policy segments as follows. We start with the most recent policy segment, followed by the next most recent, and so on, and then reduce the additional sum insured portion of the initial face amount and, finally, reduce the basic sum insured portion of the initial face amount.

Since we do not deduct a surrender charge when you decrease the face amount, the surrender charge does not change. Your policy account value must always be greater than the surrender charge. Further, the administrative charge per $1,000 of coverage is not reduced by a decrease in face amount.

We will send you policy pages that reflect the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount may also reduce the federal tax law limits on what you can put into the policy. In these cases you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law. See Tax considerations.

You can also reduce or cancel coverage provided by the Adjustable Annual Renewable Term rider. A reduction in the face amount of the Adjustable Annual Renewable Term rider will not affect the face amount of your policy. Likewise, you can decrease the face amount of your policy without reducing the coverage of your term rider.

Consult your sales representative for advice.

Increasing the Face Amount

We’ll issue the increase in the form of a separate policy segment. Each policy segment has its own underwriting class, rate for cost of insurance, surrender charges, administrative charges, premium charge, target premium, and, during the first three policy years, minimum annual premium.

After an increase in the face amount takes effect, to calculate premium charges we will allocate premium payments first to the initial face amount and then to each policy segment, starting with the oldest policy segment and ending with the most recent one. We’ll allocate premiums in such a way that they won’t exceed the annual target premium for the initial

B-4	STATEMENT OF ADDITIONAL INFORMATION

face amount or for each policy segment. When the sum of the premiums paid during a policy year exceeds the target premium for the initial face amount, we will allocate the excess to the first policy segment. If the premiums you pay during a policy year exceed the target premiums for all the policy segments and the initial face amount, we’ll allocate the excess proportionately according to the target premiums for the initial face amount and each policy segment.

If you increase the face amount of your policy, it will be subject to new surrender charges. We’ll calculate the surrender charges as if you had bought a new policy for the increase in the face amount. A new 9-year surrender charge will apply to the policy segment that increased the face amount. We’ll notify you about the new surrender charge after any increase in the face amount.

You don’t have to pay an additional premium to increase the face amount. However, you may have to make a premium payment to prevent the policy from going into default. That’s because the new surrender charges triggered by an increase in the face amount would automatically reduce the net cash surrender value of the policy. Depending on your circumstances, a premium payment may be necessary to keep the net cash surrender value above zero.

Increasing the face amount of your policy may have tax consequences, including possibly causing your policy to be considered a modified endowment contract. The tax consequences associated with your policy being classified as a modified endowment contract are discussed in the prospectus at Tax considerations.

Reduction-free Partial Withdrawals

We will calculate the reduction-free partial withdrawal amount as of the close of business on the date we receive your request. This amount will be affected by which death benefit option you have chosen.

If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

•	your policy account value, minus

•	your policy’s face amount divided by the death benefit factor outlined in your policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

If you have chosen death benefit Option 3, your reduction-free partial withdrawal amount is the greater of:

•	your net accumulated premiums immediately prior to the partial withdrawal, or

•	any positive amount resulting from:

•	your policy account value, minus

•	your policy’s face amount divided by the death benefit factor outlined in your policy.

Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in. Amounts will be transferred automatically on each monthly processing date from The Guardian Cash Fund into the variable investment options you have chosen.

Before the program can begin, you must submit an authorization form.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•	your policy account value in The Guardian Cash Fund is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you do have in The Guardian Cash Fund proportionally among the variable investment options you have chosen, leaving a balance of zero in The Guardian Cash Fund

•	you tell us in writing to end the program, and we receive this notice at least three days before the next monthly processing date, or

•	your policy lapses or you surrender it.

STATEMENT OF ADDITIONAL INFORMATION	B-5

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three business days before your policy’s next monthly processing date.

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Assigning the Rights to Your Policy

You may assign the rights under your Park Avenue VUL policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

•	change the policyowner or beneficiary

•	change a payment option, and

•	direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this policy. No agent has the authority to:

•	change this policy

•	waive any provision of this policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

B-6	STATEMENT OF ADDITIONAL INFORMATION

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your policy account value. To obtain more information about these other policies, contact our customer service office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the VUL policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of the NASD. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $440,959 in 2003 $447,974 in 2004 and $367,956 in 2005. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.

The offering of the policies is continuous, and we do not anticipate discontinuing offering the policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue VUL policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue VUL policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into several other agreements, including:

•	an agreement with Value Line, Inc. under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•	agreements with MFS, AIM, Davis, Fidelity, Janus, Gabelli, Value Line and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12 b-1 fees from the funds.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Park Avenue VUL policies under a group or sponsored arrangement.

STATEMENT OF ADDITIONAL INFORMATION	B-7

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Premium Charge

EXAMPLE

A 45 year-old male (Preferred Plus underwriting class) buys a policy with a face amount of $250,000 on January 1, 2000. Five years later, on January 1, 2005, the same male, now age 50 (Preferred Plus underwriting class), requests an increase in the face amount of $100,000. The initial target premium is $3,502.50, and the target premium for the increase is $1,781, bringing the total target premium to $5,283.50. Assume he pays $4,000 per year for 10 years and $6,000 per year for the next 10 years. The premiums and premium charges are allocated as follows:

Years 1-5:	All premiums are allocated to the initial face amount because that is the only coverage.

Years 6-10:	Premiums up to the target for the initial face amount ($3,502.50) are allocated to the initial face amount, and the excess ($4,000.00 – $3,502.50 = ($497.50) is allocated to the face amount increase.

Years 11-20:

Again, premiums up to the target for the initial face amount ($3,502.50) are allocated to the initial face amount. The excess amount up to the target premium for the face amount increase ($1,781.00) is allocated to the face amount increase. The remaining premium ($6,000.00 – 3,502.50 –1,781.00 = $716.50) is allocated proportionally based on the target premium for each segment:

Initial face amount: $716.50 x (3,502.50 / 5,283.50) = $474.98

Face amount increase segment: $716.50 x (1,781.00 / 5,283.50) = $241.52

Therefore, the total premium allocated to the initial face amount is $3,502.50 + 474.98 = $3,977.48, and the total allocated to the face amount increase segment is $1,781.00 + 241.52 = $2,022.52.

B-8	STATEMENT OF ADDITIONAL INFORMATION

Policy year	Actual surrender charge ($)
1	3,152.25
2	2,802.00
3	2,451.75
4	2,101.50
5	1,751.25
6	1,401.00
7	1,057.75
8	700.50
9	350.25
10	0.00

Premium Allocation

	Initial Face Amount		First Face Amount Increase
Date	Premium	Premium Charge	Premium	Premium Charge
2000-2004	$4,000.00	$300.10	$0	$0
2005-2009	3,502.50	280.20	497.50	39.80
2010-2011	3,977.48	299.20	2,022.52	152.14
2012-2016	3,977.48	140.10	2,022.52	152.14
2017-2019	3,977.48	140.10	2,022.52	71.24

Surrender Charges

EXAMPLE (Policy with initial face amount only)

The example on the right shows how the surrender charge declines over a nine year period so that in year 10 it equals $0.

Male Insured, Age 45

Preferred Plus Underwriting Class, Nonsmoker

Face Amount: $250,000

Surrender Charge per $1000 of basic sum insured in policy year one: $12.609

Surrender charge in policy year one is: The surrender charge per $1000 multiplied by $250,000 or ($12.609 x $250,000 divided by 1000) = $3125.25
Proportional reduction in surrender charge over 9 year period: $3152.25 divided by 9 or $350.25 per year.
All figures in the table following are rounded to the nearest $.01.

Assume in the above example you effect a face amount increase of $200,000 at the beginning of policy year 6 (attained age 55) and another face amount increase of $100,000 at the beginning of policy year 11 (attained age 55). At the time of the first increase, the insured is again classified in the Preferred Plus underwriting class, but at the time of the second increase he is classified in the Standard underwriting class.

For the purposes of calculating the applicable surrender charges, each face amount increase is treated separately based on the insured’s attained age and underwriting class at the time of the increase. Therefore, for each increase the policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a policy with the amount of the increase being the face amount; in other words, they are calculated just as in the first example. The total surrender charge for a particular policy year equals the sum of the surrender charge for the initial face amount and the applicable surrender charge for each policy segment.

	Beginning of year	Age at beginning of year	Policy face amount ($)	First year surrender charge rate per $ 1000 ($)
Initial face amount	1	45	250,000	12.609
1st increase	6	50	200,000	16.029
2nd increase	11	55	100,000	26.973

STATEMENT OF ADDITIONAL INFORMATION	B-9

The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for policy years 1 through 20 only as, after the 20th policy year, surrender charges equal zero for the initial face amount as well as for the two face amount increases.

Per $1,000 Surrender Charge Rates x Basic Sum Insured/1000 (actual surrender charge)

Policy year	Initial coverage ($)	First increase ($)	Second increase ($)	Total policy surrender charge ($)
1	3,152.25	NA	NA	3,152.25
2	2,802.00	NA	NA	2,802.00
3	2,451.75	NA	NA	2,451.75
4	2,101.50	NA	NA	2,101.50
5	1,751.25	NA	NA	1,751.25
6	1,401.00	3,205.80	NA	4,606.80
7	1,050.75	2,849.60	NA	3,900.35
8	700.50	2,493.40	NA	3,193.90
9	350.25	2,137.20	NA	2,487.45
10	0.00	1,781.00	NA	1,781.00
11	0.00	1,424.80	2,697.30	4,122.10
12	0.00	1,068.60	2,397.60	3,466.20
13	0.00	712.40	2,097.90	2,810.30
14	0.00	356.20	1,798.20	2,154.40
15	0.00	0.00	1,498.50	1,498.50
16	0.00	0.00	1,198.80	1,198.80
17	0.00	0.00	899.10	899.10
18	0.00	0.00	599.40	599.40
19	0.00	0.00	299.70	299.70
20	0.00	0.00	0.00	0.00

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and underwriting class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings

B-10	STATEMENT OF ADDITIONAL INFORMATION

Generally, reducing the net amount at risk results in lower charges for the cost of insurance. Decreasing the net amount at risk partly depends on the death benefit option you choose. If you choose Option 1, in which the death benefit is the face amount of your policy, you reduce the net amount at risk when you pay premiums. That’s because premiums increase the policy account value. If you choose Option 2, in which the death benefit can increase to more than the face amount, paying premiums will not affect the net amount at risk. If you choose Option 3, in which the death benefit is the face amount of your policy plus your net accumulated premiums, your net amount at risk could be lower if your investments perform well.

The net amount at risk can increase, for example, when we increase a policy’s death benefit to meet the requirements of the Internal Revenue Code. See Death benefit options. Having a higher net amount at risk results in higher deductions for cost of insurance.

There may be different cost of insurance rates for the initial face amount of your policy and for each subsequent increase in the face amount. As a result, we calculate the net amount at risk separately for each segment of coverage.

Your policy account value is allocated first to your policy’s basic sum insured, then to the additional sum insured, and finally to each of the policy segments in the order that they were added to the policy. The maximum amount of your policy account value that will be allocated to any one policy segment or to the initial face amount is the amount that the policy segment or initial face amount provides as a death benefit, divided by 1.0032737. For the purposes of determining the net amount at risk, if the death benefit is increased due to the operation of death benefit Option 2 or 3, the increase will be allocated to the basic sum insured. If the death benefit is further increased due to Section 7702 of the Internal Revenue Code the increase will be allocated to the most recent policy segment.

Actuarial Experts

The actuarial matters contained in this prospectus have been examined by Michael Sakoulas, FSA, MAAA, Senior Vice President and Chief Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

•	your policy account value, cash surrender value and net cash surrender value

•	the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding policy debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue VUL policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

STATEMENT OF ADDITIONAL INFORMATION	B-11

Advertising Practices

In our advertisements and sales materials for Park Avenue VUL policies we may include:

•	articles or reports on variable life insurance in general, or Park Avenue VUL specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Legal Matters

The legal validity of the Park Avenue VUL policy, has been confirmed by Richard T. Potter, Jr., Vice President and Counsel of GIAC.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Park Avenue VUL policies, and not as an indication of the investment experience of the Separate Account.

Experts

The consolidated balance sheets of GIAC as of December 31, 2005 and 2004 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2005 and the statement of assets and liabilities of Separate Account N as of December 31, 2005 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2005, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-12	STATEMENT OF ADDITIONAL INFORMATION

(This page intentionally left blank.)

STATEMENT OF ADDITIONAL INFORMATION	B-13

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005 (continued)

	Guardian Stock	Guardian VC 500 Index	Guardian VC Asset Allocation
Assets:
Shares owned in underlying fund	146,448	617,795	38,514
Net asset value per share (NAV)	29.29	9.12	9.49

Total Assets (Shares x NAV)	$4,289,472	$5,634,288	$365,501
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$4,289,472	$5,634,288	$365,501

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$4,288,892	$5,634,123	$365,501

Net Assets	$4,288,892	$5,634,123	$365,501

Units Outstanding	648,755	616,216	34,393
Unit Value (accumulation)	$6.61	$9.14	$10.63
Net Assets: Flexible Solutions
Contract value in accumulation period	$580	$165	$—

Net Assets	$580	$165	$—

Units Outstanding	88	18	—
Unit Value (accumulation)	$6.61	$9.14	$—
Net Assets: Total
Contract value in accumulation period	$4,289,472	$5,634,288	$365,501

Net Assets	$4,289,472	$5,634,288	$365,501

FIFO Cost Of Shares In Underlying Fund	$3,808,282	$4,793,252	$332,876

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

	Guardian Stock	Guardian VC 500 Index	Guardian VC Asset Allocation
2005 Investment Income
Income:
Reinvested dividends	$49,624	$84,743	$2,576

Expenses:
Net investment income/(expense)	49,624	84,743	2,576

2005 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	129,423	50,870	17,530
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	129,423	50,870	17,530
Net change in unrealized appreciation/(depreciation) of investments	2,853	120,802	(6,227)

Net realized and unrealized gain/(loss) from investments	132,276	171,672	11,303

2005 Net Increase/(Decrease) in Net Assets Resulting from Operations	$181,900	$256,415	$13,879

See notes to financial statements.

B-14	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash	Gabelli Capital Asset

26,365	6,161	3,478	6,788	120,014	295,151	98,498
8.33	9.81	12.47	13.01	11.82	10.00	17.40

$219,623	$60,439	$43,371	$88,310	$1,418,567	$2,951,512	$1,713,869

—	—	—	—	—	—	—

$219,623	$60,439	$43,371	$88,310	$1,418,567	$2,951,512	$1,713,869

$219,457	$60,439	$42,957	$88,310	$1,418,401	$2,951,512	$1,713,869

$219,457	$60,439	$42,957	$88,310	$1,418,401	$2,951,512	$1,713,869

16,621	5,915	3,464	7,321	100,066	261,134	121,120
$13.20	$10.22	$12.40	$12.06	$14.17	$11.30	$14.15

$166	$—	$414	$—	$166	$—	$—

$166	$—	$414	$—	$166	$—	$—

13	—	33	—	12	—	—
$13.20	$—	$12.40	$—	$14.17	$—	$—

$219,623	$60,439	$43,371	$88,310	$1,418,567	$2,951,512	$1,713,869

$219,623	$60,439	$43,371	$88,310	$1,418,567	$2,951,512	$1,713,869

$226,632	$61,986	$46,311	$92,123	$1,486,123	$2,951,512	$1,564,364

Investment Divisions
Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash	Gabelli Capital Asset

$12,791	$1,612	$336	$75	$55,532	$68,476	$4,651

12,791	1,612	336	75	55,532	68,476	4,651

8,536	(44)	146	98	(9,532)	—	91,420
—	—	5,375	8,709	10,106	—	109,793

8,536	(44)	5,521	8,807	574	—	201,213
(16,430)	(861)	(3,138)	(4,123)	(24,061)	—	(167,969)

(7,894)	(905)	2,383	4,684	(23,487)	—	33,244

$4,897	$707	$2,719	$4,759	$32,045	$68,476	$37,895

STATEMENT OF ADDITIONAL INFORMATION	B-15

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005 (continued)

	Baillie Gifford International Growth	Baillie Gifford Emerging Markets	Guardian Small Cap Stock
Assets:
Shares owned in underlying fund	40,783	71,271	133,256
Net asset value per share (NAV)	17.80	21.46	14.13

Total Assets ( Shares x NAV)	$725,934	$1,529,482	$1,882,911
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$725,934	$1,529,482	$1,882,911

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$725,934	$1,527,480	$1,880,836

Net Assets	$725,934	$1,527,480	$1,880,836

Units Outstanding	73,673	75,842	161,387
Unit Value (accumulation)	$9.85	$20.14	$11.65
Net Assets: Flexible Solutions
Contract value in accumulation period	$—	$2,002	$2,075

Net Assets	$—	$2,002	$2,075

Units Outstanding	—	99	178
Unit Value (accumulation)	$—	$20.14	$11.65
Net Assets: Total
Contract value in accumulation period	$725,934	$1,529,482	$1,882,911

Net Assets	$725,934	$1,529,482	$1,882,911

FIFO Cost Of Shares In Underlying Fund	$630,648	$1,188,075	$2,156,232

STATEMENT OF OPERATIONS

Year Ended December 31, 2005 (continued)

	Ballie Gifford International Growth	Baillie Gifford Emerging Markets	Guardian Small Cap Stock
2005 Investment Income
Income:
Reinvested dividends	$7,320	$12,139	$4,248

Expenses:
Net investment income/(expense)	7,320	12,139	4,248

2005 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	49,242	108,425	66,719
Reinvested realized gain distributions	—	86,491	332,984

Net realized gain/(loss) on investments	49,242	194,916	399,703
Net change in unrealized appreciation/(depreciation) of investments	33,488	210,410	(392,994)

Net realized and unrealized gain/(loss) from investments	82,730	405,326	6,709

2005 Net Increase/(Decrease) in Net Assets Resulting from Operations	$90,050	$417,465	$10,957

See notes to financial statements.

B-16	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Premier Equity Series I	Alliance Bernstein Value Class B	Alliance Bernstein Growth & Income Class B

22,085	100,722	21,102	14,480	59,432	7,795	11,988
20.07	22.22	24.68	17.83	22.32	12.84	24.65

$443,247	$2,238,047	$520,801	$258,172	$1,326,519	$100,090	$295,493

—	—	—	—	—	—	—

$443,247	$2,238,047	$520,801	$258,172	$1,326,519	$100,090	$295,493

$443,247	$2,238,047	$520,801	$258,172	$1,326,519	$100,090	$295,166

$443,247	$2,238,047	$520,801	$258,172	$1,326,519	$100,090	$295,166

55,664	210,903	72,836	30,386	184,780	7,684	25,061
$7.96	$10.61	$7.15	$8.50	$7.18	$13.03	$11.78

$—	$—	$—	$—	$—	$—	$327

$—	$—	$—	$—	$—	$—	$327

—	—	—	—	—	—	28
$—	$—	$—	$—	$—	$—	$11.78

$443,247	$2,238,047	$520,801	$258,172	$1,326,519	$100,090	$295,493

$443,247	$2,238,047	$520,801	$258,172	$1,326,519	$100,090	$295,493

$401,821	$1,887,955	$430,941	$218,327	$1,128,861	$92,391	$283,992

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Premier Equity Series I	Alliance Bernstein Value Class B	Alliance Bernstein Growth & Income Class B

$—	$12,530	$314	$5,817	$10,925	$1,001	$2,441

—	12,530	314	5,817	10,925	1,001	2,441

18,257	287,769	39,460	11,784	47,472	5,350	13,438
39,926	—	—	—	—	1,406	—

58,183	287,769	39,460	11,784	47,472	6,756	13,438
(18,357)	(77,471)	1,270	9,865	9,900	(2,521)	(4,556)

39,826	210,298	40,730	21,649	57,372	4,235	8,882

$39,826	$222,828	$41,044	$27,466	$68,297	$5,236	$11,323

STATEMENT OF ADDITIONAL INFORMATION	B-17

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

Assets:
Shares owned in underlying fund	11,744	3,482
Net asset value per share (NAV)	26.54	15.63

Total Assets ( Shares x NAV)	$311,686	$54,426

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$311,686	$54,426

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$311,686	$54,426

Net Assets	$311,686	$54,426

Units Outstanding	25,696	5,080
Unit Value (accumulation)	$12.13	$10.71

Net Assets: Flexible Solutions
Contract value in accumulation period	$—	$—

Net Assets	$—	$—

Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract value in accumulation period	$311,686	$54,426

Net Assets	$311,686	$54,426

FIFO Cost Of Shares In Underlying Fund	$250,696	$49,638

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

2005 Investment Income
Income:
Reinvested dividends	$—	$—

Expenses:
Net investment income/(expense)	—	—

2005 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	8,924	173
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	8,924	173
Net change in unrealized appreciation/(depreciation) of investments	34,385	2,249

Net realized and unrealized gain/(loss) from investments	43,309	2,422

2005 Net Increase/(Decrease) in Net Assets Resulting from Operations	$43,309	$2,422

See notes to financial statements.

B-18	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2

39,139	44,251	123,489	78,342	42,750	20,201	126,334
13.83	17.33	12.77	30.69	25.17	17.23	34.67

$541,296	$766,862	$1,576,956	$2,404,318	$1,076,028	$348,057	$4,379,986

—	—	—	—	—	—	—

$541,296	$766,862	$1,576,956	$2,404,318	$1,076,028	$348,057	$4,379,986

$541,296	$765,905	$1,576,630	$2,402,550	$1,076,028	$348,057	$4,379,020

$541,296	$765,905	$1,576,630	$2,402,550	$1,076,028	$348,057	$4,379,020

38,922	30,402	131,559	187,887	83,852	40,661	225,121
$13.91	$25.19	$11.98	$12.79	$12.83	$8.56	$19.45

$—	$957	$326	$1,768	$—	$—	$966

$—	$957	$326	$1,768	$—	$—	$966

—	38	27	138	—	—	50
$—	$25.19	$11.98	$12.79	$—	$—	$19.45

$541,296	$766,862	$1,576,956	$2,404,318	$1,076,028	$348,057	$4,379,986

$541,296	$766,862	$1,576,956	$2,404,318	$1,076,028	$348,057	$4,379,986

$422,367	$681,365	$1,375,011	$1,938,576	$930,814	$290,549	$3,034,657

Investment Divisions
Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2

$2,514	$22,588	$15,039	$2,214	$14,121	$1,971	$—

2,514	22,588	15,039	2,214	14,121	1,971	—

14,459	43,555	79,543	150,419	45,643	15,484	319,348
—	44,577	—	316	34,910	—	61,426

14,459	88,132	79,543	150,735	80,553	15,484	380,774
25,975	(19,551)	37,048	158,882	(38,012)	9,394	282,568

40,434	68,581	116,591	309,617	42,541	24,878	663,342

$42,948	$91,169	$131,630	$311,831	$56,662	$26,849	$663,342

STATEMENT OF ADDITIONAL INFORMATION	B-19

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005 (continued)

	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares

Assets:
Shares owned in underlying fund	52,145	47,331
Net asset value per share (NAV)	29.02	27.68

Total Assets (Shares x NAV)	$1,513,239	$1,310,110

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$1,513,239	$1,310,110

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,512,908	$1,310,110

Net Assets	$1,512,908	$1,310,110

Units Outstanding	282,118	147,657
Unit Value (accumulation)	$5.36	$8.87

Net Assets: Flexible Solutions
Contract value in accumulation period	$331	$—

Net Assets	$331	$—

Units Outstanding	62	—
Unit Value (accumulation)	$5.36	$—

Net Assets: Total
Contract value in accumulation period	$1,513,239	$1,310,110

Net Assets	$1,513,239	$1,310,110

FIFO Cost Of Shares In Underlying Fund	$1,047,672	$1,017,187

STATEMENT OF OPERATIONS

Year Ended December 31, 2005 (continued)

	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares

2005 Investment Income
Income:
Reinvested dividends	$—	$2,659

Expenses:
Net investment income/(expense)	—	2,659

2005 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	63,208	125,258
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	63,208	125,258
Net change in unrealized appreciation/(depreciation) of investments	100,707	20,306

Net realized and unrealized gain/(loss) from investments	163,915	145,564

2005 Net Increase/(Decrease) in Net Assets Resulting from Operations	$163,915	$148,223

See notes to financial statements.

B-20	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

41,400	54,361	53,601	17,157	45,084	7,971	121,183
20.86	27.96	19.13	19.29	15.65	16.41	20.69

$863,607	$1,519,930	$1,025,390	$330,959	$705,561	$130,804	$2,507,279

—	—	—	—	—	—	—

$863,607	$1,519,930	$1,025,390	$330,959	$705,561	$130,804	$2,507,279

$863,607	$1,519,600	$1,025,390	$330,959	$704,605	$130,804	$2,505,842

$863,607	$1,519,600	$1,025,390	$330,959	$704,605	$130,804	$2,505,842

132,171	233,811	176,093	34,896	77,444	15,981	177,864
$6.53	$6.50	$5.82	$9.48	$9.10	$8.18	$14.09

$—	$330	$—	$—	$956	$—	$1,437

$—	$330	$—	$—	$956	$—	$1,437

—	51	—	—	105	—	102
$—	$6.50	$—	$—	$9.10	$—	$14.09

$863,607	$1,519,930	$1,025,390	$330,959	$705,561	$130,804	$2,507,279

$863,607	$1,519,930	$1,025,390	$330,959	$705,561	$130,804	$2,507,279

$725,599	$1,351,956	$798,303	$274,739	$619,994	$105,854	$2,368,347

Investment Divisions
Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$2,809	$19,866	$—	$1,633	$—	$539	$46,659

2,809	19,866	—	1,633	—	539	46,659

75,853	66,502	10,262	28,977	62,970	6,414	52,823
—	—	—	—	—	—	91,475

75,853	66,502	10,262	28,977	62,970	6,414	144,298
(46,283)	(3,696)	75,734	(8,076)	(27,065)	2,062	(121,359)

29,570	62,806	85,996	20,901	35,905	8,476	22,939

$32,379	$82,672	$85,996	$22,534	$35,905	$9,015	$69,598

STATEMENT OF ADDITIONAL INFORMATION	B-21

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2004 and 2005

	Guardian Stock	Guardian VC 500 Index	Guardian VC Asset Allocation

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$73,978	$73,532	$4,249
Net realized gain/(loss) from sale of investments	(52,095)	21,505	37,160
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	214,052	355,838	(4,149)

Net increase/(decrease) resulting from operations	235,935	450,875	37,260

2004 Policy Transactions
Net policy purchase payments	1,331,861	987,177	41,911
Transfers on account of death, surrenders and withdrawals	(167,759)	(228,033)	(46,145)
Transfers of policy loans	(38,744)	(10,573)	(13,162)
Transfers of cost of insurance and policy fees	(581,820)	(404,109)	(53,899)
Transfers between investment divisions	(239,406)	(101,046)	7,418
Transfers–other	(65,299)	(1,962)	(6,293)

Net increase/(decrease) from policy transactions	238,833	241,454	(70,170)

Total Increase/(Decrease) in Net Assets	474,768	692,329	(32,910)
Net Assets at December 31, 2003	3,767,302	4,049,091	405,762

Net Assets at December 31, 2004	$4,242,070	$4,741,420	$372,852

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$49,624	$84,743	$2,576
Net realized gain/(loss) from sale of investments	129,423	50,870	17,530
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,853	120,802	(6,227)

Net increase/(decrease) resulting from operations	181,900	256,415	13,879

2005 Policy Transactions
Net policy purchase payments	1,079,062	1,275,575	117,914
Transfers on account of death, surrenders and withdrawals	(265,720)	(133,966)	(82,801)
Transfers of policy loans	(145,874)	(11,044)	(2,287)
Transfers of cost of insurance and policy fees	(551,644)	(443,678)	(57,370)
Transfers between investment divisions	(250,171)	(51,105)	3,328
Transfers–other	(151)	671	(14)

Net increase/(decrease) from policy transactions	(134,498)	636,453	(21,230)

Total Increase/(Decrease) in Net Assets	47,402	892,868	(7,351)
Net Assets at December 31, 2004	4,242,070	4,741,420	372,852

Net Assets at December 31, 2005	$4,289,472	$5,634,288	$365,501

See notes to financial statements.

B-22	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash	Gabelli Capital Asset

$15,671	$618	$36	$33	$52,992	$23,927	$4,584
3,499	3	20	50	5,095	—	97,404
—	—	329	1,149	12,905	—	50,977
4,762	(686)	198	310	(16,368)	—	52,072

23,932	(65)	583	1,542	54,624	23,927	205,037

44,026	1,313	1,473	7,800	338,065	1,038,084	411,793
(1,721)	—	—	—	(102,283)	(842,905)	(66,176)
—	—	—	—	(28,559)	(46,189)	(25,498)
(23,885)	(940)	(391)	(461)	(160,309)	(392,546)	(179,888)
173,795	53,905	5,852	8,920	(101,902)	(651,131)	(193,585)
11	94	—	8	(946)	(86,545)	(566)

192,226	54,372	6,934	16,267	(55,934)	(981,232)	(53,920)

216,158	54,307	7,517	17,809	(1,310)	(957,305)	151,117
117,999	—	—	—	1,293,056	3,648,587	1,324,440

$334,157	$54,307	$7,517	$17,809	$1,291,746	$2,691,282	$1,475,557

$12,791	$1,612	$336	$75	$55,532	$68,476	$4,651
8,536	(44)	146	98	(9,532)	—	91,420
—	—	5,375	8,709	10,106	—	109,793
(16,430)	(861)	(3,138)	(4,123)	(24,061)	—	(167,969)

4,897	707	2,719	4,759	32,045	68,476	37,895

110,845	8,670	8,499	43,361	334,900	1,447,026	385,773
(5,247)	(341)	—	(2,569)	(100,286)	(506,733)	(70,742)
(5,020)	—	—	—	(28,747)	(29,898)	(26,855)
(30,582)	(2,904)	(2,684)	(6,189)	(163,882)	(366,056)	(178,995)
(189,444)	—	27,326	31,295	52,770	(352,492)	91,322
17	—	(6)	(156)	21	(93)	(86)

(119,431)	5,425	33,135	65,742	94,776	191,754	200,417

(114,534)	6,132	35,854	70,501	126,821	260,230	238,312
334,157	54,307	7,517	17,809	1,291,746	2,691,282	1,475,557

$219,623	$60,439	$43,371	$88,310	$1,418,567	$2,951,512	$1,713,869

STATEMENT OF ADDITIONAL INFORMATION	B-23

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2004 and 2005 (continued)

	Baillie Gifford International Growth	Baillie Gifford Emerging Markets	Guardian Small Cap Stock

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$717	$1,523	$—
Net realized gain/(loss) from sale of investments	7,872	52,880	34,132
Reinvested realized gain distributions	—	17,801	251,905
Net change in unrealized appreciation/(depreciation) of investments	44,182	90,135	(84,549)

Net increase/(decrease) resulting from operations	52,771	162,339	201,488

2004 Policy Transactions
Net policy purchase payments	101,411	281,711	488,694
Transfers on account of death, surrenders and withdrawals	(17,503)	(11,427)	(43,457)
Transfers of policy loans	(435)	(612)	(67,128)
Transfers of cost of insurance and policy fees	(43,701)	(98,596)	(179,932)
Transfers between investment divisions	58,680	130,486	204,724
Transfers–other	152	(1,145)	1,607

Net increase/(decrease) from policy transactions	98,604	300,417	404,508

Total Increase/(Decrease) in Net Assets	151,375	462,756	605,996
Net Assets at December 31, 2003	253,933	413,124	1,015,873

Net Assets at December 31, 2004	$405,308	$875,880	$1,621,869

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$7,320	$12,139	$4,248
Net realized gain/(loss) from sale of investments	49,242	108,425	66,719
Reinvested realized gain distributions	—	86,491	332,984
Net change in unrealized appreciation/(depreciation) of investments	33,488	210,410	(392,994)

Net increase/(decrease) resulting from operations	90,050	417,465	10,957

2005 Policy Transactions
Net policy purchase payments	219,114	382,637	534,157
Transfers on account of death, surrenders and withdrawals	(13,459)	(63,754)	(93,879)
Transfers of policy loans	(14,024)	(27,464)	(30,910)
Transfers of cost of insurance and policy fees	(64,876)	(159,024)	(222,359)
Transfers between investment divisions	103,216	101,458	62,662
Transfers–other	605	2,284	414

Net increase/(decrease) from policy transactions	230,576	236,137	250,085

Total Increase/(Decrease) in Net Assets	320,626	653,602	261,042
Net Assets at December 31, 2004	405,308	875,880	1,621,869

Net Assets at December 31, 2005	$725,934	$1,529,482	$1,882,911

See notes to financial statements.

B-24	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Premier Equity Series I	Alliance Bernstein Value Class B	Alliance Bernstein Growth & Income Class B

$—	$8,650	$—	$3,344	$5,558	$485	$715
2,104	31,817	(3,149)	(1,611)	28,673	2,110	2,398
—	—	—	—	—	—	—
35,495	243,539	38,129	24,210	38,240	4,935	8,409

37,599	284,006	34,980	25,943	72,471	7,530	11,522

123,303	718,549	173,447	37,959	356,066	22,848	54,677
(46,065)	(77,455)	(30,660)	(2,250)	(143,157)	—	—
(582)	(44,229)	(19,643)	—	(7,252)	—	—
(46,722)	(318,128)	(79,220)	(15,086)	(120,396)	(8,599)	(15,619)
9,347	(27,349)	(6,663)	—	(36,240)	25,058	49,869
(5,020)	(171,354)	(69)	10	(247)	772	(22)

34,261	80,034	37,192	20,633	48,774	40,079	88,905

71,860	364,040	72,172	46,576	121,245	47,609	100,427
300,761	2,279,692	496,053	91,183	1,096,124	29,381	60,868

$372,621	$2,643,732	$568,225	$137,759	$1,217,369	$76,990	$161,295

$—	$12,530	$314	$5,817	$10,925	$1,001	$2,441
18,257	287,769	39,460	11,784	47,472	5,350	13,438
39,926	—	—	—	—	1,406	—
(18,357)	(77,471)	1,270	9,865	9,900	(2,521)	(4,556)

39,826	222,828	41,044	27,466	68,297	5,236	11,323

109,436	511,452	141,901	69,227	276,542	29,028	78,540
(29,256)	(770,258)	(119,659)	(13,722)	(51,830)	(337)	(3,400)
(19,969)	(95,400)	(18,425)	(2,620)	(7,268)	—	—
(49,253)	(246,735)	(73,193)	(22,158)	(106,212)	(9,022)	(26,430)
19,854	(24,328)	(18,804)	62,327	(70,443)	(1,791)	73,882
(12)	(3,244)	(288)	(107)	64	(14)	283

30,800	(628,513)	(88,468)	92,947	40,853	17,864	122,875

70,626	(405,685)	(47,424)	120,413	109,150	23,100	134,198
372,621	2,643,732	568,225	137,759	1,217,369	76,990	161,295

$443,247	$2,238,047	$520,801	$258,172	$1,326,519	$100,090	$295,493

STATEMENT OF ADDITIONAL INFORMATION	B-25

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2004 and 2005

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	6,521	2,662
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	5,379	(299)

Net increase/(decrease) resulting from operations	11,900	2,363

2004 Policy Transactions
Net policy purchase payments	96,811	23,395
Transfers on account of death, surrenders and withdrawals	—	(18)
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(21,557)	(7,921)
Transfers between investment divisions	1,200	(274)
Transfers–other	(3,411)	(28)

Net increase/(decrease) from policy transactions	73,043	15,154

Total Increase/(Decrease) in Net Assets	84,943	17,517
Net Assets at December 31, 2003	105,912	18,474

Net Assets at December 31, 2004	$190,855	$35,991

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	8,924	173
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	34,385	2,249

Net increase/(decrease) resulting from operations	43,309	2,422

2005 Policy Transactions
Net policy purchase payments	95,591	24,844
Transfers on account of death, surrenders and withdrawals	(2,779)	—
Transfers of policy loans	(36)	—
Transfers of cost of insurance and policy fees	(25,455)	(9,398)
Transfers between investment divisions	10,203	562
Transfers–other	(2)	5

Net increase/(decrease) from policy transactions	77,522	16,013

Total Increase/(Decrease) in Net Assets	120,831	18,435
Net Assets at December 31, 2004	190,855	35,991

Net Assets at December 31, 2005	$311,686	$54,426

See notes to financial statements.

B-26	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2

$1,555	$14,423	$7,968	$2,217	$10,950	$797	$—
13,261	50,016	31,730	40,106	8,507	1,943	101,819
—	18,532	—	—	2,853	—	—
29,295	50,169	62,657	154,661	74,673	16,256	567,122

44,111	133,140	102,355	196,984	96,983	18,996	668,941

98,394	187,100	313,338	433,857	226,626	97,867	835,426
(54,004)	(65,531)	(46,905)	(39,768)	(51,964)	(21,675)	(91,576)
—	(2,921)	(19,440)	(36,691)	(9,416)	—	(79,984)
(47,897)	(57,198)	(128,841)	(157,721)	(117,035)	(42,011)	(353,878)
6,540	35,976	125,363	317,300	78,294	3,157	188,839
37	(322)	1,124	122	36	(49)	78,192

3,070	97,104	244,639	517,099	126,541	37,289	577,019

47,181	230,244	346,994	714,083	223,524	56,285	1,245,960
423,324	386,109	664,554	953,242	755,727	238,564	2,272,102

$470,505	$616,353	$1,011,548	$1,667,325	$979,251	$294,849	$3,518,062

$2,514	$22,588	$15,039	$2,214	$14,121	$1,971	$—
14,459	43,555	79,543	150,419	45,643	15,484	319,348
—	44,577	—	316	34,910	—	61,426
25,975	(19,551)	37,048	158,882	(38,012)	9,394	282,568

42,948	91,169	131,630	311,831	56,662	26,849	663,342

87,346	193,555	380,105	608,152	232,867	103,019	991,990
(11,018)	(13,033)	(94,430)	(71,981)	(34,157)	(4,204)	(304,272)
(9,981)	(5,863)	(7,713)	(18,245)	(7,915)	(60)	(90,651)
(47,723)	(77,719)	(155,304)	(221,117)	(122,323)	(45,490)	(422,250)
9,216	(37,715)	310,990	126,819	(28,463)	(26,904)	24,362
3	115	130	1,534	106	(2)	(597)

27,843	59,340	433,778	425,162	40,115	26,359	198,582

70,791	150,509	565,408	736,993	96,777	53,208	861,924
470,505	616,353	1,011,548	1,667,325	979,251	294,849	3,518,062

$541,296	$766,862	$1,576,956	$2,404,318	$1,076,028	$348,057	$4,379,986

STATEMENT OF ADDITIONAL INFORMATION	B-27

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2004 and 2005 (continued)

	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$3,010
Net realized gain/(loss) from sale of investments	15,294	12,605
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	211,447	186,049

Net increase/(decrease) resulting from operations	226,741	201,664

2004 Policy Transactions
Net policy purchase payments	358,419	333,501
Transfers on account of death, surrenders and withdrawals	(56,269)	(36,441)
Transfers of policy loans	(19,211)	(18,432)
Transfers of cost of insurance and policy fees	(150,008)	(159,234)
Transfers between investment divisions	(50,245)	(20,113)
Transfers–other	(44,913)	(202)

Net increase/(decrease) from policy transactions	37,773	99,079

Total Increase/(Decrease) in Net Assets	264,514	300,743
Net Assets at December 31, 2003	1,075,120	1,024,982

Net Assets at December 31, 2004	$1,339,634	$1,325,725

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$2,659
Net realized gain/(loss) from sale of investments	63,208	125,258
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	100,707	20,306

Net increase/(decrease) resulting from operations	163,915	148,223

2005 Policy Transactions
Net policy purchase payments	292,392	324,803
Transfers on account of death, surrenders and withdrawals	(103,122)	(281,745)
Transfers of policy loans	(14,964)	(27,543)
Transfers of cost of insurance and policy fees	(137,628)	(148,070)
Transfers between investment divisions	(27,130)	(31,085)
Transfers–other	142	(198)

Net increase/(decrease) from policy transactions	9,690	(163,838)

Total Increase/(Decrease) in Net Assets	173,605	(15,615)
Net Assets at December 31, 2004	1,339,634	1,325,725

Net Assets at December 31, 2005	$1,513,239	$1,310,110

See notes to financial statements.

B-28	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$1,401	$15,846	$—	$2,755	$—	$1,007	$27,482
4,530	46,942	(11,837)	(1,068)	49,285	6,150	54,989
—	—	—	—	—	—	—
37,568	17,108	116,915	48,345	(2,516)	7,917	115,612

43,499	79,896	105,078	50,032	46,769	15,074	198,083

230,507	431,627	220,538	97,576	231,742	29,270	604,010
(64,826)	(116,376)	(70,186)	(9,952)	(60,798)	(12,091)	(59,117)
(11,444)	(63,155)	(16,461)	(6,752)	(48,900)	(1,141)	(58,427)
(129,462)	(202,764)	(79,590)	(59,187)	(85,867)	(16,161)	(259,814)
(40,533)	(72,985)	(8,541)	(29,784)	(17,559)	221	107,394
(5,373)	(136)	608	11	255	(43)	166

(21,131)	(23,789)	46,368	(8,088)	18,873	55	334,212

22,368	56,107	151,446	41,944	65,642	15,129	532,295
958,132	1,560,412	719,590	424,799	626,264	95,918	1,508,644

$980,500	$1,616,519	$871,036	$466,743	$691,906	$111,047	$2,040,939

$2,809	$19,866	$—	$1,633	$—	$539	$46,659
75,853	66,502	10,262	28,977	62,970	6,414	52,823
—	—	—	—	—	—	91,475
(46,283)	(3,696)	75,734	(8,076)	(27,065)	2,062	(121,359)

32,379	82,672	85,996	22,534	35,905	9,015	69,598

192,503	353,747	194,911	78,848	185,848	30,655	778,180
(225,684)	(304,582)	(20,734)	(193,444)	(108,115)	(3,387)	(50,021)
(14,065)	(18,438)	(9,505)	(2,732)	(13,280)	(826)	(55,841)
(102,227)	(166,194)	(78,318)	(43,448)	(83,487)	(16,466)	(292,519)
19	(43,775)	(17,847)	2,441	(2,890)	897	16,540
182	(19)	(149)	17	(326)	(131)	403

(149,272)	(179,261)	68,358	(158,318)	(22,250)	10,742	396,742

(116,893)	(96,589)	154,354	(135,784)	13,655	19,757	466,340
980,500	1,616,519	871,036	466,743	691,906	111,047	2,040,939

$863,607	$1,519,930	$1,025,390	$330,959	$705,561	$130,804	$2,507,279

STATEMENT OF ADDITIONAL INFORMATION	B-29

THE GUARDIAN SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (December 31, 2005)

NOTE 1 — ORGANIZATION

The Guardian Separate Account N (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 23, 1999 and commenced operations on July 20, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the survivorship variable universal life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the thirty-eight investment divisions within the Account, or the FRO. However, a policyowner may only invest in up to twenty investment divisions, including the FRO, at any time.

The thirty-eight investment divisions of the Account correspond to the following underlying mutual funds and class of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

The Guardian Stock Fund (GSF)

The Guardian VC 500 Index Fund

The Guardian VC Asset Allocation Fund

The Guardian VC High Yield Bond Fund (GHYBF)

The Guardian VC Low Duration Bond Fund

The Guardian UBS VC Large Cap Value Fund

The Guardian UBS VC Small Cap Value Fund

The Guardian Bond Fund, Inc. (GBF)

The Guardian Cash Fund, Inc. (GCF)

Gabelli Capital Asset Fund

Baillie Gifford International Growth Fund (BGIGF)

Baillie Gifford Emerging Markets Fund (BGEMF)

The Guardian Small Cap Stock Fund (GSCSF)

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Premier Equity Fund Series I

AllianceBernstein Value Portfolio Class B

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Large Cap Growth Portfolio Class B (formerly AllianceBernstein Premier Growth Portfolio Class B)

AllianceBernstein Global Technology Portfolio Class B (formerly AllianceBernstein Technology Portfolio Class B)

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Janus Aspen Mid Cap Growth Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares (formerly Janus Aspen Capital Appreciation Portfolio Institutional Shares)

Janus Aspen Large Cap Growth Portfolio Institutional Shares (formerly Janus Aspen Growth Portfolio Institutional Shares)

Janus Aspen Worldwide Growth Portfolio Institutional Shares

MFS Emerging Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

B-30	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses are determined based on the identified cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

STATEMENT OF ADDITIONAL INFORMATION	B-31

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales from investments for the year ended December 31, 2005 were as follows:

	Purchases	Sales
The Guardian Stock Fund	$996,651	$1,081,525
The Guardian VC 500 Index Fund	1,269,772	548,576
The Guardian VC Asset Allocation Fund	114,536	133,190
The Guardian VC High Yield Bond Fund	164,442	271,082
The Guardian VC Low Duration Bond Fund	9,971	2,933
The Guardian UBS VC Large Cap Value Fund	40,995	2,148
The Guardian UBS VC Small Cap Value Fund	92,737	18,212
The Guardian Bond Fund, Inc.	404,934	244,520
The Guardian Cash Fund, Inc.	2,195,734	1,935,504
Gabelli Capital Asset Fund	574,789	259,929
Baillie Gifford International Growth Fund	441,462	203,566
Baillie Gifford Emerging Markets Fund	670,517	335,749
The Guardian Small Cap Stock Fund	914,983	327,666
Value Line Centurion Fund	155,459	84,732
Value Line Strategic Asset Management Trust	501,519	1,117,502
AIM V.I. Capital Appreciation Fund Series I	122,729	210,883
AIM V.I. Utilities Fund Series I	132,679	33,914
AIM V.I. Premier Equity Fund Series I	249,211	197,433
AllianceBernstein Value Portfolio Class B	39,893	19,622
AllianceBernstein Growth & Income Portfolio Class B	207,389	82,073
AllianceBernstein Large Cap Growth Portfolio Class B (formerly AllianceBernstein Premier Growth Portfolio Class B)	104,843	27,321
AllianceBernstein Global Technology Portfolio Class B (formerly AllianceBernstein Technology Portfolio Class B)	24,482	8,469
Davis Financial Portfolio	114,187	83,831
Davis Real Estate Portfolio	266,616	140,110
Davis Value Portfolio	697,118	248,302
Fidelity VIP Contrafund Portfolio Service Class 2	846,243	418,552
Fidelity VIP Equity-Income Portfolio Service Class 2	280,267	191,121
Fidelity VIP Growth Opportunities Portfolio Service Class 2	97,422	69,093
Fidelity VIP Mid Cap Portfolio Service Class 2	985,430	725,422
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	247,072	237,381
Janus Aspen Forty Portfolio Institutional Shares (formerly Janus Aspen Capital Appreciation Portfolio Institutional Shares)	334,746	495,925
Janus Aspen Large Cap Growth Portfolio Institutional Shares (formerly Janus Aspen Growth Portfolio Institutional Shares)	180,310	326,773
Janus Aspen Worldwide Growth Portfolio Institutional Shares	321,096	480,492
MFS Emerging Growth Series Initial Class	200,291	131,933
MFS Investors Trust Series Initial Class	72,411	229,096
MFS New Discovery Series Initial Class	202,889	225,137
MFS Research Series Initial Class	33,176	21,895
MFS Total Return Series Initial Class	838,214	303,339

	$15,147,215	$11,474,951

B-32	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

Under the terms of the policy, GIAC deducts certain charges from the policy account value. These contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	Mortality and expense risk charge through the twelfth policy year, for Park Avenue Millennium Series, is deducted at a current annual rate of .60% of the net assets of the separate account. Starting in the thirteenth policy year, GIAC deducts at a current annual rate of .40% up to the account value breakpoint and .20% on the amount of net assets in excess of the breakpoint. For Flexible Solutions, mortality and expense risk charge is deducted through the tenth policy year at a current annual rate of .60% of the net assets of the separate account. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .20% up to the account value breakpoint and 0% on the net amount of assets in excess of the breakpoint. The breakpoint is defined as $100,000 less any policy account value allocated to the fixed rate option, but not less than zero.

b)	Policy and administrative fees, which vary with the basic sum face amount, age, sex and rating class.

c)	A monthly charge for the cost of life insurance, based on age, sex, duration and rating class, is deducted as compensation for the anticipated cost of paying death benefits.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2004 and 2005, contractual charges amounted to $4,800,393 and $4,978,382, respectively.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

GSF, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, GHYBF, The Guardian VC Low Duration Bond Fund, The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, GBF, GCF and GSCSF each has an investment advisory agreement with Guardian Investor Services LLC (GIS), formerly Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. Fees earned by GIS from this agreement range from .25% to .75% of the average daily net assets. GCAF has a management agreement with GIS and earns fees of .40% of the average daily net assets. BGIGF and BGEMF each have an investment advisory agreement with Guardian Baillie Gifford Ltd. (GBG), a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd. Fees earned by GBG from this agreement range from .80% to 1.00% of the average daily net assets. GIAC has administrative service fee agreements with AIM Advisors, Inc., Alliance Capital Management L.P., Davis Selected Advisers LP, Fidelity Management & Research Company, Janus Capital Management LLC and Massachusetts Financial Services Company fund families which reimburse GIAC for administrative services provided. These fees range from .05% to .25% of the average daily net assets. The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

STATEMENT OF ADDITIONAL INFORMATION	B-33

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2005 and 2004 were as follows:

	2005			2004
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
The Guardian Stock Fund	182,287	202,686	(20,399)	226,907	187,693	39,214
The Guardian VC 500 Index Fund	155,370	81,257	74,113	136,815	106,678	30,137
The Guardian VC Asset Allocation Fund	14,639	16,859	(2,220)	5,182	12,520	(7,338)
The Guardian VC High Yield Bond Fund	9,418	18,930	(9,512)	19,645	3,583	16,062
The Guardian VC Low Duration Bond Fund	854	320	534	5,474	93	5,381
The Guardian UBS VC Large Cap Value Fund	3,061	229	2,832	702	37	665
The Guardian UBS VC Small Cap Value Fund	7,204	1,421	5,783	1,582	43	1,539
The Guardian Bond Fund, Inc.	31,401	24,596	6,805	29,393	33,418	(4,025)
The Guardian Cash Fund, Inc.	222,711	206,095	16,616	203,306	293,101	(89,795)
Gabelli Capital Asset Fund	41,760	27,037	14,723	39,479	43,428	(3,949)
Baillie Gifford International Growth Fund	44,288	18,337	25,951	21,601	8,778	12,823
Baillie Gifford Emerging Markets Fund	35,588	20,752	14,836	50,445	24,951	25,494
The Guardian Small Cap Stock Fund	56,090	33,919	22,171	73,312	34,477	38,835
Value Line Centurion Fund	17,716	13,117	4,599	20,285	15,183	5,102
Value Line Strategic Asset Management Trust	55,942	116,796	(60,854)	85,409	76,556	8,853
AIM V.I. Capital Appreciation Fund Series I	22,266	35,920	(13,654)	29,617	23,635	5,982
AIM V.I. Utilities Fund Series I	16,696	5,254	11,442	6,114	2,783	3,331
AIM V.I. Premier Equity Fund Series I	40,259	34,644	5,615	56,526	47,993	8,533
AllianceBernstein Value Portfolio Class B	3,044	1,595	1,449	4,300	763	3,537
AllianceBernstein Growth & Income Portfolio Class B	14,679	3,916	10,763	9,828	1,515	8,313
AllianceBernstein Large Cap Growth Portfolio Class B (formerly AllianceBernstein Premier Growth Portfolio Class B)	10,238	2,611	7,627	9,777	2,571	7,206
AllianceBernstein Global Technology Portfolio Class B (formerly AllianceBernstein Technology Portfolio Class B)	2,544	946	1,598	2,606	1,002	1,604
Davis Financial Portfolio	9,489	7,234	2,255	9,156	8,882	274
Davis Real Estate Portfolio	10,561	7,801	2,760	15,728	11,170	4,558
Davis Value Portfolio	69,137	29,928	39,209	48,464	24,259	24,205
Fidelity VIP Contrafund Portfolio Service Class 2	78,469	42,538	35,931	85,611	33,653	51,958
Fidelity VIP Equity-Income Portfolio Service Class 2	21,783	18,492	3,291	27,964	16,560	11,404
Fidelity VIP Growth Opportunities Portfolio Service Class 2	13,768	10,540	3,228	13,774	8,716	5,058
Fidelity VIP Mid Cap Portfolio Service Class 2	66,639	54,911	11,728	93,683	52,077	41,606
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	63,462	61,832	1,630	87,294	78,613	8,681
Janus Aspen Forty Portfolio Institutional Shares (formerly Janus Aspen Capital Appreciation Portfolio Institutional Shares)	46,236	67,191	(20,955)	51,549	37,063	14,486
Janus Aspen Large Cap Growth Portfolio Institutional Shares ( formerly Janus Aspen Growth Portfolio Institutional Shares)	34,795	59,118	(24,323)	40,216	43,554	(3,338)
Janus Aspen Worldwide Growth Portfolio Institutional Shares	60,603	90,053	(29,450)	76,816	79,825	(3,009)
MFS Emerging Growth Series Initial Class	41,627	28,865	12,762	46,981	36,069	10,912
MFS Investors Trust Series Initial Class	9,035	26,951	(17,916)	12,112	12,823	(711)
MFS New Discovery Series Initial Class	26,054	28,542	(2,488)	34,045	31,174	2,871
MFS Research Series Initial Class	4,377	3,021	1,356	4,484	4,494	(10)
MFS Total Return Series Initial Class	61,452	32,436	29,016	76,595	50,213	26,382

B-34	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders’ accounts through redemption of units:

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVE MILLENNIUM SERIES
The Guardian Stock Fund
2005	648,755	$6.61	$4,288,892	—	1.18%	4.30%
2004	669,243	6.34	4,242,070	—	1.89%	6.00%
2003	630,029	5.98	3,767,302	—	1.07%	21.45%
2002	553,013	4.92	2,722,835	—	0.85%	-20.88%
2001	397,095	6.22	2,471,053	—	0.25%	-21.44%
The Guardian VC 500 Index Fund
2005	616,216	$9.14	$5,634,123	—	1.61%	4.54%
2004	542,121	8.75	4,741,420	—	1.69%	10.59%
2003	511,984	7.91	4,049,091	—	1.64%	28.25%
2002	460,840	6.17	2,841,836	—	2.08%	-22.42%
2001	339,673	7.95	2,699,834	—	1.33%	-11.92%
The Guardian VC Asset Allocation Fund
2005	34,393	$10.63	$365,501	—	0.72%	4.36%
2004	36,614	10.18	372,852	—	1.25%	10.31%
2003	43,952	9.23	405,762	—	3.74%	27.70%
2002	20,653	7.23	149,311	—	2.02%	-19.88%
2001	11,770	9.02	106,209	—	1.03%	-9.03%
The Guardian VC High Yield Bond Fund
2005	16,621	$13.20	$219,457	—	5.00%	3.30%
2004	26,145	12.78	334,157	—	7.25%	9.22%
2003	10,083	11.70	117,999	—	7.71%	17.95%
2002	6,144	9.92	60,957	—	9.25%	1.34%
2001	3,649	9.79	35,744	—	13.09%	3.51%
The Guardian VC Low Duration Bond Fund(6)
2005	5,915	$10.22	$60,439	—	2.89%	1.25%
2004	5,381	10.09	54,307	—	1.75%	0.91%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
The Guardian UBS VC Large Cap Value Fund(6)
2005	3,464	$12.40	$42,957	—	1.39%	9.63%
2004	665	11.31	7,517	—	1.07%	13.12%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
The Guardian UBS VC Small Cap Value Fund(6)
2005	7,321	$12.06	$88,310	—	0.17%	4.22%
2004	1,539	11.57	17,809	—	0.46%	15.74%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
The Guardian Bond Fund, Inc.
2005	100,066	$14.17	$1,418,401	—	4.06%	2.35%
2004	93,274	13.85	1,291,746	—	4.17%	4.21%
2003	97,299	13.29	1,293,056	—	3.79%	4.73%
2002	100,827	12.69	1,279,364	—	5.35%	9.47%
2001	38,903	11.59	450,937	—	7.15%	8.86%

STATEMENT OF ADDITIONAL INFORMATION	B-35

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVE MILLENNIUM SERIES
The Guardian Cash Fund, Inc.
2005	261,134	$11.30	$2,951,512	—	2.60%	2.69%
2004	244,518	11.01	2,691,282	—	0.83%	0.85%
2003	334,313	10.91	3,648,587	—	0.65%	0.66%
2002	341,421	10.84	3,701,652	—	1.21%	1.25%
2001	195,072	10.71	2,088,877	—	3.52%	3.59%
Gabelli Capital Asset Fund
2005	121,120	$14.15	$1,713,869	—	0.29%	2.03%
2004	106,397	13.87	1,475,557	—	0.33%	15.54%
2003	110,346	12.00	1,324,439	—	0.14%	35.46%
2002	74,567	8.86	660,725	—	0.37%	-14.31%
2001	28,156	10.34	291,166	—	0.92%	2.56%
Baillie Gifford International Growth Fund (formerly Baillie Gifford International Fund)(4)
2005	73,673	$9.85	$725,934	—	1.40%	16.02%
2004	47,722	8.49	405,308	—	0.24%	16.72%
2003	34,899	7.28	253,933	—	1.78%	30.03%
2002	29,287	5.60	163,888	—	0.07%	-17.70%
2001	21,684	6.80	147,445	—	—	-20.40%
Baillie Gifford Emerging Markets Fund
2005	75,842	$20.14	$1,527,480	—	1.07%	40.51%
2004	61,106	14.33	875,880	—	0.24%	23.56%
2003	35,612	11.60	413,124	—	1.17%	53.92%
2002	15,611	7.54	117,660	—	1.00%	-6.34%
2001	3,708	8.05	29,836	—	0.25%	6.30%
The Guardian Small Cap Stock Fund
2005	161,387	$11.65	$1,880,836	—	0.25%	0.16%
2004	139,393	11.64	1,621,869	—	—	15.17%
2003	100,558	10.10	1,015,873	—	—	43.44%
2002	69,655	7.04	490,562	—	—	-15.50%
2001	35,474	8.33	295,647	—	0.01%	-7.82%
Value Line Centurion Fund
2005	55,664	$7.96	$443,247	—	—	9.13%
2004	51,066	7.30	372,621	—	—	11.52%
2003	45,964	6.54	300,761	—	—	19.49%
2002	34,184	5.48	187,199	—	—	-22.93%
2001	27,822	7.11	197,699	—	0.22%	-16.34%
Value Line Strategic Asset Management Trust
2005	210,903	$10.61	$2,238,047	—	0.49%	9.08%
2004	271,758	9.73	2,643,732	—	0.35%	12.19%
2003	262,905	8.67	2,279,692	—	0.77%	16.53%
2002	193,681	7.44	1,441,235	—	1.41%	-12.53%
2001	129,568	8.51	1,102,255	—	3.18%	-12.92%
AIM V.I. Capital Appreciation Fund Series I
2005	72,836	$7.15	$520,801	—	0.06%	8.84%
2004	86,490	6.57	568,225	—	—	6.63%
2003	80,508	6.16	496,053	—	—	29.52%
2002	66,268	4.76	315,252	—	—	-24.36%
2001	52,619	6.29	330,918	—	—	-23.28%
AIM V.I. Utilities Fund Series I
2005	30,386	$8.50	$258,172	—	2.95%	16.83%
2004	18,943	7.27	137,759	—	3.05%	24.51%
2003	15,612	5.84	91,184	—	4.32%	19.03%
2002	12,475	4.91	61,212	—	4.26%	-25.53%
2001	5,228	6.59	34,445	—	2.00%	-27.93%

B-36	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVE MILLENNIUM SERIES
AIM V.I. Premier Equity Fund Series I
2005	184,780	$7.18	$1,326,519	—	0.89%	5.65%
2004	179,165	6.79	1,217,369	—	0.50%	5.77%
2003	170,632	6.42	1,096,124	—	0.36%	25.08%
2002	130,018	5.14	667,752	—	0.46%	-30.26%
2001	65,068	7.36	479,166	—	0.23%	-12.56%
AllianceBernstein Value Portfolio Class B(5)
2005	7,684	$13.03	$100,090	—	1.14%	5.48%
2004	6,235	12.35	76,990	—	0.86%	13.37%
2003	2,698	10.89	29,381	—	0.39%	28.46%
2002	231	8.48	1,963	—	—	-15.21%
2001	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B(5)
2005	25,061	$11.78	$295,166	—	1.11%	4.60%
2004	14,325	11.26	161,295	—	0.73%	11.22%
2003	6,012	10.12	60,868	—	0.15%	32.18%
2002	514	7.66	3,937	—	—	-23.41%
2001	—	—	—	—	—	—
AllianceBernstein Large Cap Growth Portfolio Class B(5) (formerly AllianceBernstein Premier Growth Portfolio Class B)
2005	25,696	$12.13	$311,686	—	—	14.84%
2004	18,070	10.56	190,885	—	—	8.35%
2003	10,864	9.75	105,912	—	—	23.37%
2002	233	7.90	1,839	—	—	-20.98%
2001	—	—	—	—	—	—
AllianceBernstein Global Technology Portfolio Class B(5) (formerly AllianceBernstein Technology Portfolio Class B)
2005	5,080	$10.71	$54,426	—	—	3.65%
2004	3,482	10.34	35,991	—	—	5.10%
2003	1,878	9.83	18,474	—	—	43.77%
2002	364	6.84	2,492	—	—	-31.60%
2001	—	—	—	—	—	—
Davis Financial Portfolio
2005	38,922	$13.91	$541,296	—	0.52%	8.38%
2004	36,668	12.83	470,505	—	0.37%	10.32%
2003	36,394	11.63	423,324	—	0.40%	32.15%
2002	28,177	8.80	248,005	—	0.29%	-16.84%
2001	18,264	10.58	193,301	—	0.08%	-10.37%
Davis Real Estate Portfolio
2005	30,402	$25.19	$765,905	—	3.28%	13.14%
2004	27,679	22.27	616,353	—	3.35%	33.35%
2003	23,121	16.70	386,109	—	5.19%	36.79%
2002	9,863	12.21	120,407	—	5.17%	5.89%
2001	2,958	11.53	34,101	—	4.36%	5.50%
Davis Value Portfolio
2005	131,559	$11.98	$1,576,630	—	1.16%	9.44%
2004	92,377	10.95	1,011,548	—	0.95%	12.33%
2003	68,172	9.75	664,554	—	0.93%	29.76%
2002	43,213	7.51	324,643	—	0.98%	-16.26%
2001	21,447	8.97	192,409	—	0.70%	-10.39%

STATEMENT OF ADDITIONAL INFORMATION	B-37

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVE MILLENNIUM SERIES
Fidelity VIP Contrafund Portfolio Service Class 2
2005	187,887	$12.79	$2,402,550	—	0.11%	16.65%
2004	152,095	10.96	1,667,325	—	0.18%	15.16%
2003	100,137	9.52	953,242	—	0.25%	28.20%
2002	66,773	7.43	495,836	—	0.51%	-9.60%
2001	30,775	8.21	252,805	—	0.23%	-12.47%
Fidelity VIP Equity-Income Portfolio Service Class 2
2005	83,852	$12.83	$1,076,028	—	1.41%	5.57%
2004	80,560	12.16	979,251	—	1.28%	11.23%
2003	69,156	10.93	755,727	—	1.34%	30.03%
2002	43,745	8.40	367,646	—	1.07%	-17.15%
2001	18,805	10.14	190,762	—	0.42%	-5.23%
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2005	40,661	$8.56	$348,057	—	0.65%	8.68%
2004	37,433	7.88	294,849	—	0.31%	6.89%
2003	32,375	7.37	238,564	—	0.43%	29.40%
2002	28,977	5.69	165,007	—	0.73%	-22.01%
2001	16,952	7.30	123,773	—	0.11%	-14.64%
Fidelity VIP Mid Cap Portfolio Service Class 2
2005	225,121	$19.45	$4,379,020	—	—	18.02%
2004	213,443	16.48	3,518,062	—	—	24.66%
2003	171,837	13.22	2,272,102	—	0.22%	38.25%
2002	121,808	9.56	1,164,977	—	0.55%	-10.02%
2001	50,858	10.63	540,601	—	—	-3.23%
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
2005	282,118	$5.36	$1,512,908	—	—	12.31%
2004	280,550	4.78	1,339,634	—	—	20.75%
2003	271,869	3.95	1,075,120	—	—	35.10%
2002	235,513	2.93	689,373	—	—	-27.93%
2001	155,882	4.06	633,152	—	—	-39.45%
Janus Apen Forty Portfolio Institutional Shares (formerly Janus Aspen Capital Appreciation Portfolio Institutional Shares)
2005	147,657	$8.87	$1,310,110	—	0.21%	12.85%
2004	168,612	7.86	1,325,725	—	0.26%	18.23%
2003	154,126	6.65	1,024,982	—	0.50%	20.54%
2002	121,857	5.52	672,320	—	0.61%	-15.67%
2001	86,172	6.54	563,786	—	1.52%	-21.67%
Janus Aspen Large Cap Portfolio Institutional Shares (formerly Janus Aspen Growth Portfolio Institutional Shares)
2005	132,171	$6.53	$863,607	—	0.33%	4.29%
2004	156,494	6.27	980,500	—	0.15%	4.52%
2003	159,832	5.99	958,132	—	0.11%	31.73%
2002	133,580	4.55	607,880	—	—	-26.51%
2001	113,605	6.19	703,457	—	0.08%	-24.73%

B-38	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVE MILLENNIUM SERIES
Janus Aspen Worldwide Growth Portfolio Institutional Shares
2005	233,811	$6.50	$1,519,600	—	1.37%	5.87%
2004	263,311	6.14	1,616,519	—	1.03%	4.78%
2003	266,320	5.86	1,560,412	—	1.27%	23.99%
2002	256,316	4.73	1,211,219	—	1.03%	-25.50%
2001	155,337	6.34	985,313	—	0.63%	-22.44%
MFS Emerging Growth Series Initial Class
2005	176,093	$5.82	$1,025,390	—	—	9.19%
2004	163,332	5.33	871,036	—	—	12.96%
2003	152,420	4.72	719,590	—	—	30.23%
2002	97,599	3.63	353,827	—	—	-33.76%
2001	76,396	5.47	418,110	—	—	-33.49%
MFS Investors Trust Series Initial Class
2005	34,896	$9.48	$330,959	—	0.50%	7.31%
2004	52,813	8.84	466,743	—	0.62%	11.36%
2003	53,524	7.94	424,799	—	0.63%	22.15%
2002	44,630	6.50	289,984	—	0.55%	-20.96%
2001	39,015	8.22	320,738	—	0.16%	-15.95%
MFS New Discovery Series Initial Class
2005	77,444	$9.10	$704,605	—	—	5.25%
2004	80,037	8.64	691,906	—	—	6.52%
2003	77,166	8.12	626,264	—	—	33.72%
2002	55,703	6.07	338,086	—	—	-31.63%
2001	19,919	8.88	176,829	—	—	-5.03%
MFS Research Series Initial Class
2005	15,981	$8.18	$130,804	—	0.46%	7.80%
2004	14,625	7.59	111,047	—	1.02%	15.85%
2003	14,635	6.55	95,918	—	0.68%	24.71%
2002	16,807	5.26	88,332	—	0.23%	-24.54%
2001	8,430	6.96	58,710	—	0.01%	-21.25%
MFS Total Return Series Initial Class
2005	177,864	$14.09	$2,505,842	—	2.00%	2.82%
2004	148,949	13.70	2,040,939	—	1.59%	11.32%
2003	122,567	12.31	1,508,644	—	1.56%	16.32%
2002	67,529	10.58	714,567	—	1.59%	-5.17%
2001	35,697	11.16	398,318	—	0.52%	0.25%

STATEMENT OF ADDITIONAL INFORMATION	B-39

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

NOTE 6 — UNIT VALUES

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
FLEXIBLE SOLUTIONS (Portfolio commenced operations on September 30, 2005)
The Guardian Stock Fund
2005	88	$6.61	$580	—	1.18%	3.10%
The Guardian VC 500 Index Fund
2005	18	$9.14	$165	—	1.61%	2.11%
The Guardian VC Asset Allocation Fund(4)
2005	—	—	—	—	—	—
The Guardian VC High Yield Bond Fund
2005	13	$13.20	$166	—	5.00%	1.48%
The Guardian VC Low Duration Bond Fund(4)
2005	—	—	—	—	—	—
The Guardian UBS VC Large Cap Value Fund
2005	33	$12.40	$414	—	1.39%	4.05%
The Guardian UBS VC Small Cap Value Fund(4)
2005	—	—	—	—	—	—
The Guardian Bond Fund, Inc.
2005	12	$14.17	$166	—	4.06%	0.73%
The Guardian Cash Fund, Inc.(4)
2005	—	—	—	—	—	—
Gabelli Capital Asset Fund(4)
2005	—	—	—	—	—	—
Baillie Gifford International Growth Fund(4)
2005	—	—	—	—	—	—
Baillie Gifford Emerging Markets Fund
2005	99	$20.14	$2,002	—	1.07%	8.62%
The Guardian Small Cap Stock Fund
2005	178	$11.65	$2,075	—	0.25%	-1.46%
Value Line Centurion Fund(4)
2005	—	—	—	—	—	—
Value Line Strategic Asset Management Trust(4)
2005	—	—	—	—	—	—
AIM V.I. Capital Appreciation Fund Series I(4)
2005	—	—	—	—	—	—
AIM V.I. Utilities Fund Series I(4)
2005	—	—	—	—	—	—
AIM V.I. Premier Equity Fund Series I(4)
2005	—	—	—	—	—	—
AllianceBernstein Value Portfolio Class B(4)
2005	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2005	28	$11.78	$327	—	1.11%	3.22%
AllianceBernstein Large Cap Growth Portfolio Class B(4) (formerly AllianceBernstein Premier Growth Portfolio Class B)
2005	—	—	—	—	—	—
AllianceBernstein Global Technology Portfolio Class B(4) (formerly AllianceBernstein Technology Portfolio Class B)
2005	—	—	—	—	—	—
Davis Financial Portfolio(4)
2005	—	—	—	—	—	—
Davis Real Estate Portfolio
2005	38	$25.19	$957	—	3.28%	2.71%

B-40	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
Davis Value Portfolio
2005	27	$11.98	$326	—	1.16%	4.06%
Fidelity VIP Contrafund Portfolio Service Class 2
2005	138	$12.79	$1,768	—	0.11%	3.58%
Fidelity VIP Equity-Income Portfolio Service Class 2(4)
2005	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2(4)
2005	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2
2005	50	$19.45	$966	—	—	3.65%
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
2005	62	$5.36	$331	—	—	3.35%
Janus Aspen Forty Portfolio Institutional Shares(4) (formerly Janus Aspen Capital Appreciation Portfolio Institutional Shares)
2005	—	—	—	—	—	—
Janus Aspen Large Cap Growth Portfolio Institutional Shares(4) (formerly Janus Aspen Growth Portfolio Institutional Shares)
2005	—	—	—	—	—	—
Janus Aspen Worldwide Growth Portfolio Institutional Shares
2005	51	$6.50	$330	—	1.37%	3.69%
MFS Emerging Growth Series Initial Class(4)
2005	—	—	—	—	—	—
MFS Investors Trust Series Initial Class(4)
2005	—	—	—	—	—	—
MFS New Discovery Series Initial Class
2005	105	$9.10	$956	—	—	3.10%
MFS Research Series Initial Class(4)
2005	—	—	—	—	—	—
MFS Total Return Series Initial Class
2005	102	$14.09	$1,437	—	2.00%	0.83%

(1)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(3)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized for a product designed in the initial year units are purchased. The average net asset is calculated based on month ending net assets balance of last thirteen months for 2005 and 2004. For 2003, the average net asset is calculated based on quarter ending net assets balance of last five quarters.
(4)	No contracts with this rider investing in this investment division.
(5)	Portfolio commenced operations on May 1, 2002.
(6)	Portfolio commenced operations on May 1, 2004.

STATEMENT OF ADDITIONAL INFORMATION	B-41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account N

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian VC 500 Index, Guardian VC Asset Allocation, Guardian VC High Yield Bond, Guardian VC Low Duration Bond, Guardian UBS VC Large Cap Value, Guardian UBS VC Small Cap Value, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International Growth, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management, AIM V.I. Capital Appreciation Series I, AIM V.I. Utilities Series I, AIM V.I. Premier Equity Series I, AllianceBernstein Value Class B, AllianceBernstein Growth & Income Class B, AllianceBernstein Large Cap Growth Class B, AllianceBernstein Global Technology Class B, Davis Financial, Davis Real Estate, Davis Value, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth Opportunities Service Class 2, Fidelity VIP Mid Cap Service Class 2, Janus Aspen Mid Cap Growth Institutional Shares, Janus Aspen Forty Institutional Shares, Janus Aspen Large Cap Growth Institutional Shares, Janus Aspen Worldwide Growth Institutional Shares, MFS Emerging Growth Initial Class, MFS Investors Trust Initial Class, MFS New Discovery Initial Class, MFS Research Initial Class, MFS Total Return Initial Class investment divisions (constituting The Guardian Separate Account N) at December 31, 2005, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2005 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 23, 2006

New York, New York

B-42	STATEMENT OF ADDITIONAL INFORMATION

(This page intentionally left blank.)

STATEMENT OF ADDITIONAL INFORMATION	B-43

THE GUARDIAN INSURANCE

& ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2005	2004
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $2,050 million; $2,053 million, respectively)	$ 2,037	$ 2,096
Affiliated mutual funds, available for sale, at fair value (cost $0 million; $13 million, respectively)	—	20
Trading securities, held for trading, at fair value (cost $34 million; $77 million, respectively)	38	77
Preferred stock, available for sale, at fair value (amortized cost $7 million; $8 million, respectively)	7	8
Policy loans	84	84
Cash and cash equivalents	303	137
Other invested assets	1	3

Total invested assets	2,470	2,425

Deferred policy acquisition costs	360	329
Investment income due and accrued	33	31
Other assets	54	56
Federal income taxes recoverable	—	16
Accounts receivable	24	38
Separate account assets	7,354	7,503

Total assets	$ 10,295	$ 10,398

Liabilities:
Future policy benefits and other policyholder liabilities	$ 2,247	$ 2,169
Due to parent and affiliated mutual funds	24	39
Federal income taxes payable	4	—
Deferred federal income taxes, net	71	78
Accrued expenses and other liabilities	125	121
Separate account liabilities	7,354	7,503

Total liabilities	9,825	9,910

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	182	182
Retained earnings	296	290
Accumulated other comprehensive (loss) income, net of deferred taxes	(10)	14

Total stockholder’s equity	470	488

Total liabilities and stockholder’s equity	$ 10,295	$ 10,398

See notes to consolidated financial statements.

B-44	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2005	2004	2003
	(In millions)
Revenues:
Premiums	$8	$10	$11
Net investment income	104	96	85
Net realized gains on investments	5	3	3
Administrative service fees	233	220	204
Other (expense) income	(21)	(18)	(14)

Total revenues	329	311	289

Benefits and expenses:
Policyholder benefits	73	59	67
Amortization of deferred policy acquisition costs	83	86	78
Amortization of deferred software costs	—	1	1
Other operating costs and expenses	173	163	153

Total benefits and expenses	329	309	299

Income (loss) before income taxes and cumulative effect of a change in accounting principles	—	2	(10)

Federal income taxes:
Current benefit	(10)	(4)	(14)
Deferred expense (benefit)	4	(6)	—

Total federal income taxes	(6)	(10)	(14)

Income before cumulative effect of a change in accounting principles	6	12	4

Cumulative effect of a change in accounting principles, net of tax	—	(2)	—

Net income	6	10	4

Other comprehensive (loss) income, net of tax:
Change in unrealized investment (losses) gains, net of tax	(24)	(10)	12

Comprehensive (loss) income	$(18)	$—	$16

See notes to consolidated financial statements.

STATEMENT OF ADDITIONAL INFORMATION	B-45

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
	2005	2004	2003
	(In millions)
Common stock at par value, beginning of year	$2	$2	$2

Common stock at par value, end of year	2	2	2

Capital in excess of par value, beginning of year	182	182	162
Capital contribution	—	—	20

Capital in excess of par value, end of year	182	182	182

Retained earnings, beginning of year	290	280	276
Net income	6	10	4

Retained earnings, end of year	296	290	280

Accumulated other comprehensive income, net of deferred taxes, beginning of year	14	24	12
Change in unrealized investment (losses) gains, net of deferred taxes	(24)	(10)	12

Accumulated other comprehensive (loss) income, net of deferred taxes, end of year	(10)	14	24

Total stockholder’s equity, end of year	$470	$488	$488

See notes to consolidated financial statements.

B-46	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2005	2004	2003
	(In millions)
Operating activities:
Net income	$6	$10	$4
Adjustments to reconcile net income to net cash used in operating activities:
Net realized gains on investments	(5)	(3)	(3)
Changes in
Trading securities	56	—	—
Cumulative effect of a change in accounting principles, net of tax	—	2	—
Deferred policy acquisition costs	(31)	(8)	(1)
Deferred software costs	—	1	1
Investment income due and accrued	(2)	(2)	(9)
Other assets	4	43	(50)
Federal income taxes payable (recoverable), net	20	(4)	25
Accounts receivable	14	(18)	2
Separate accounts, net	57	63	(5)
Future policy benefits and policyholder liabilities	49	96	60
Due to parent and affiliated mutual funds	(15)	3	(12)
Deferred federal income taxes, net	(7)	(13)	6
Accrued expenses and other liabilities	4	(39)	58
Other	2	(4)	3

Net cash provided by operating activities	152	127	79

Investment activities:
Proceeds from investments sold or matured Bonds	447	394	175
Investments purchased Bonds	(469)	(709)	(764)
Affiliated mutual funds	—	(8)	(2)
Preferred stocks	—	(7)	—
Other items, net	(2)	(5)	(4)

Net cash provided by (used in) investing activities	(24)	(335)	(595)

Financing activities:
Additions to policyholder contract deposits	229	261	838
Withdrawals from policyholder contract deposits	(191)	(211)	(168)
Capital contribution	—	—	20
Other items	—	—	13

Net cash provided by financing activities	38	50	703

Net increase (decrease) in cash	166	(158)	187
Cash and cash equivalents, at beginning of year	137	295	108

Cash and cash equivalents, at end of year	$303	$137	$295

Supplemental disclosure:
Federal income taxes (recovered) paid	$(23)	$1	$(38)

See notes to consolidated financial statements.

STATEMENT OF ADDITIONAL INFORMATION	B-47

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (PAS) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (GIS).

GIS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934 and is a registered investment adviser under the Investment Adviser’s Act of 1940. GIS is the distributor and underwriter for GIAC’s variable products, and is the investment adviser to certain mutual funds sponsored by GIAC, which are investment options for the variable products.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an interest in a company—Guardian Baillie Gifford Ltd. (GBG)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment adviser for the Baillie Gifford International Growth Fund (BGIGF), the Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Baillie Gifford International Growth Fund (GBGIGF) and The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

The Company has established eighteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

Pursuant to agreement with the New York State Insurance Department, the Company has an Annuitant Mortality Fluctuation Fund (AMFF), a contingency fund, which seeks to insure the reserves held for contracts in the payout period will be adequate. The Company maintained assets in each of its separate accounts for the mortality risk associated with contracts and is invested in either the Guardian Cash Fund or Guardian Stock Fund subdivision of each separate account. The New York State Insurance Department has granted the Company permission to terminate the Annuity Mortality Fluctuation Fund as of June 30, 2005. The AMFF balance was redeemed from the various separate accounts and transferred to the general account of the Company and was invested in bonds.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its majority-owned subsidiaries. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

B-48	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and assumptions. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive (loss) income”. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized gains on investments”.

Trading securities are primarily investments in affiliated mutual funds which are carried at fair value. Change in fair value of these affiliated mutual funds are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative Financial Instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, put contracts and swaps. Foreign currency forwards, swaps and put contracts are reported at fair market value in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets. Changes in fair value are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and highly liquid debt instruments with a maturity of three months or less when purchased.

Other invested assets consist primarily of mortgage loans, and amounts due from brokers for unsettled sales. The mortgage loans are stated at amortized cost.

Net realized gains on investments

Net realized gains on investments are computed using the specific identification method. Costs of bonds and affiliated mutual funds are adjusted for impairments considered other-than-temporary and such losses on investments are included in “Net realized gains on investments.” Allowances for losses on mortgage loans are netted against asset categories to which they apply and provisions for losses on investments are included in “Net realized gains on investments.” Changes in the fair value of trading securities are included in “Net realized gains on investments.” Changes in the fair value of derivatives are included in “Net realized gains on investments.”

Deferred policy acquisition costs

Costs associated primarily with new insurance business that are deferred, to the extent such costs are deemed recoverable from future profits, are recorded as deferred policy acquisitions costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

STATEMENT OF ADDITIONAL INFORMATION	B-49

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive (loss) income”.

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts or thirty years, using a reversion to the mean approach of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on actual results and anticipated future experience, updated at the end of each accounting period. The average rate of assumed gross investment yield used in estimating expected gross profit was 6.56% to 7.00% at December 31, 2005. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised.

For life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Other assets

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables from custodians.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts.

Separate account assets and liabilities

Separate account assets and liabilities are reported at estimated fair value, and represent policyholder funds maintained in accounts having specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts are reflected in separate account liabilities.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 5, “Policyholders’ Liabilities”.

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based

B-50	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

upon net deposits to the contract, or the highest historical account value on a contract anniversary. In 2005, the Company introduced additional annuity contracts that provide the holder with a guaranteed minimum withdrawal benefit (GMWB) prior to the annuitization date; the holder may take withdrawals up to a Guaranteed Withdrawal Amount (GWA) until the Guaranteed Withdrawal Benefit (GWB) is depleted, even if the Accumulation Value of the Basic Contract reduces to zero. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than what accumulated policyholder account balances would support. At December 31, 2005 and 2004, the Company maintained reserves of $5 million and $4 million, respectively representing the Company’s estimate of the extent to which guaranteed minimum benefits exceed the accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates, and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Federal income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using enacted income tax rates and laws.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (STAT) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (AVR) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (IMR) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums, advances to agent balances and interest maintenance reserve) must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) deferred federal income taxes are provided for temporary differences between tax and book assets and liabilities as they are under GAAP except for deferred tax assets, which are admitted assets only if they are recoverable within one year. Non-admitted deferred tax assets are recorded in surplus. Changes in deferred tax balances are recorded in surplus. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 8.

Recent Accounting Pronouncements

In December 2003, the Financial Accounting Standards Board (FASB) issued Interpretation (FIN) No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (VIEs), should be consolidated in a company’s financial statements. A VIE is an entity that has one or more of the following characteristics (1) equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns), (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE, or (3) the equity

STATEMENT OF ADDITIONAL INFORMATION	B-51

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

investors have voting rights that are not proportionate to their economic interest, and the activities of the entity involve or are conducted on behalf of an investor with a disproportionately small voting interest. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. For a nonpublic entity, FIN 46(R) is effective January 1, 2004 for VIEs created after December 31, 2003 and January 1, 2005 for VIEs created before December 31, 2003. The adoption of FIN 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 03-01, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC has developed the SOP to address the evolution of product designs since the issuance of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and SFAS No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments” and the need for interpretative guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements; and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of SOP 03-1 are as follows:

•	Establishing an additional liability for a variety of contracts and contract features, including guaranteed minimum death benefits (GMDB) and similar mortality benefits, annuitization benefits features, and no lapse guarantee features contained in variable and interest sensitive policies;

•	Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

•	Reporting and measuring the Company’s interest in its separate accounts as general account assets based on the insurer’s proportionate beneficial interest in the separate account’s underlying assets; and

•	Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs (DAC).

The provisions of SOP 03-1 were effective for fiscal years beginning after December 15, 2003, and as such the Company adopted the SOP effective January 1, 2004. The effect of initially adopting this SOP was a charge of $2 million, net of taxes, reported as a “Cumulative effect of a change in accounting principles, net of taxes”, in the Consolidated Statements of Income and Comprehensive Income.

Upon adoption of SOP 03-1, the Company reclassified $238 million of separate account assets to the general account resulting in a $163 million increase in Bonds, available for sale and a $61 million increase in trading securities, a $11 million increase in cash and cash equivalents, a $1 million increase in preferred stock as well as a $2 million increase in investment income due and accrued. Similarly, upon adoption, $175 million of separate account liabilities were reclassified resulting in a $174 million increase in Life and Annuity Reserves and a $1 million increase in other liabilities.

In March 2004, the Emerging Issues Task Force (EITF) of the FASB reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s policy is generally to record income only as cash is received following an impairment of a debt security. In November 2005, the FASB issued Nos. FAS 115-1 and FAS 124-1, effective for reporting periods beginning after December 15, 2005, which nullifies a substantial portion of EITF 03-1. In addition, the FSP addresses the determination as to when an investment is considered impaired, whether the impairment is other than temporary and the measurement of an impairment loss. The adoption of FAS FSP Nos. 115-1 and FAS 124-1 is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

The FASB issued guidance during June 2005 on accounting for embedded options in certain debt instruments under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” The guidance is contained in Derivatives

B-52	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Implementation Group (DIG) Issue B38, “Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option” (Issue B38) and DIG Issue B39, “Application of Paragraph 13 (b) to Call Options That Are Exercisable Only by the Debtor” (Issue B39). Issue B38 states that prepayment options meet the net settlement criterion and therefore could qualify as an embedded derivative that would require bifurcation from the host debt instrument, such as of prepayment options in conventional commercial mortgages. Issue B39 states that a common prepayment option that is controlled by the debtor should be considered clearly and closely related to the debt host contract and therefore, should not be bifurcated. The guidance is effective for the first fiscal quarter beginning after December 15, 2005. Adoption of this guidance is not expected to have a material effect on the Company’s financial statements.

During May 2005 the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement requires retrospective application of changes in accounting principle to prior period financial statements unless it is impracticable to determine either the period specific effects or the cumulative effect of the change. The guidance is effective for fiscal years beginning after December 15, 2005 and will be adopted by the Company in 2006.

In September 2005, AcSEC of the AICPA issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (“SFAS”) No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company’s consolidated financial position and results of operations.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock and affiliated mutual funds as of December 31:

	Amortized Cost	Gross Unrealized		Estimated Fair Value
December 31, 2005		Gains	(Losses)
	(In millions)
U.S. Government	$5	$—	$—	$5
All other Government	33	—	—	33
Political subdivisions	9	—	—	9
Special revenue	30	—	—	30
Public utilities	352	5	(4)	353
Industrial and miscellaneous	1,621	12	(26)	1,607

Total Bonds	$2,050	$17	$(30)	$2,037

Preferred Stocks	7	—	—	7

Total Preferred Stocks	$7	$—	$—	$7

STATEMENT OF ADDITIONAL INFORMATION	B-53

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

	Amortized Cost	Gross Unrealized		Estimated Fair Value
December 31, 2004		Gains	(Losses)
		(In millions)
U.S. Government	$6	$—	$—	$6
All other Government	28	1	—	29
States, Territories	12	—	—	12
Political subdivisions	8	—	—	8
Special revenue	44	—	—	44
Public utilities	166	3	—	169
Industrial and miscellaneous	1,789	45	(6)	1,828

Total Bonds	$2,053	$49	$(6)	$2,096

Preferred Stocks	8	—	—	8

Total Preferred Stocks	$8	$—	$—	$8

Affiliated Mutual Funds	13	7	—	20

Total Affiliated Mutual Funds*	$13	$7	$—	$20

* Cost basis

The amortized cost and estimated fair value of bonds as of December 31, 2005 by contractual maturity is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$340	$340
Due after one year through five years	1,185	1,176
Due after five years through ten years	334	330
Due after ten years	46	47
Sinking fund bonds, mortgage backed securities and asset backed securities	145	144

Total	$2,050	$2,037

Proceeds from sales and maturities of investments in bonds amounted to $447 million, $394 million and $175 million in 2005, 2004 and 2003, respectively. Gross gains of $ 6 million, $4 million and $2 million and gross losses of $ 3 million, $1 million and $1 million were realized on sales and prepayments of bonds in 2005, 2004 and 2003, respectively.

There were no sales of preferred stocks in 2005 and 2004.

There were no sales of affiliated mutual funds in 2005, 2004 or 2003.

As of December 31, 2005, affiliated mutual funds reported as available for sale of $20 million in 2004, is now classified as Trading Securities.

B-54	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2005 and 2004, are as follows:

December 31, 2005	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$3	$—	$3	$—
All Other Government	16	—	11	—	27	—
Political Subdivisions	—	—	10	—	10	—
Special Revenue	10	—	18	—	28	—
Public Utilities	185	(3)	46	(1)	231	(4)
Industrial and Miscellaneous	945	(17)	242	(9)	1,187	(26)

Total Bonds	$1,156	$(20)	$330	$(10)	$1,486	$(30)
Preferred Stocks	5	—	—	—	5	—

Total Preferred Stocks	$5	$—	$—	$—	$5	$—

Total Temporarily Impaired Securities	$1,161	$(20)	$330	$(10)	$1,491	$(30)

December 31, 2004	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$2	$—	$—	$—	$2	$—
All Other Government	8	—	—	—	8	—
States, Territories	7	—	5	—	12	—
Political Subdivisions	—	—	8	—	8	—
Special Revenue	28	—	2	—	30	—
Public Utilities	39	—	1	—	40	—
Industrial and Miscellaneous	563	(4)	37	(2)	600	(6)

Total Bonds	$647	$(4)	$53	$(2)	$700	$(6)
Preferred Stocks	5	—	—	—	5	—

Total Preferred Stocks	$5	$—	$—	$—	$5	$—

Total Temporarily Impaired Securities	$652	$(4)	$53	$(2)	$705	$(6)

The Company’s investment portfolio includes individual securities which are in an unrealized loss position and have not been recognized as other than temporary impairments. There were 133 securities in an unrealized loss position for greater than 12 months with a book value of $340 million and a fair value of $330 million as of December 31, 2005. There were twenty nine securities in an unrealized loss position for greater than 12 months with a book value of $55 million and a fair value of $53 million as of December 31, 2004.

In reaching the conclusion that these impairments are not other-than temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value.

Special Deposits

Assets of $4 million at December 31, 2005 and 2004 were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

STATEMENT OF ADDITIONAL INFORMATION	B-55

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Repurchase Agreements

The Company has entered into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $28 million and $38 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2005 and 2004, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2005	2004	2003
	(In millions)
Bonds	$94	$87	$78
Affiliated mutual funds	4	5	1
Policy loans	4	4	5
Cash equivalents and short term investments	4	2	3

Gross investment income	106	98	87
Less: Investment expenses	(2)	(2)	(2)

Net investment income	$104	$96	$85

Net realized gains on investments for the years ended December 31 were from the following sources:

	2005	2004	2003
	(In millions)
Bonds	$1	$2	$1
Trading Securities	4	1	2

Net realized gains on investments	$5	$3	$3

During 2005, the Company recorded losses for investments that have experienced a decline in value considered to be other than temporary in the amount of $1 million. No such losses were recorded in 2004 and 2003.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (GMWB). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. In 2005, the Company began hedging its GMWB exposures using Standard and Poors (“S&P”) 500 and US Treasury futures contracts. The Company held contracts purchased to hedge the GMWB exposures as of December 31, 2005 of $5 million. For the years ended December 31, 2005, net realized capital gains included the change in the market value of both the value of the embedded derivative related to the GMWB liability and the related derivative contracts purchased as economic hedges, the net effect was a gain of $0.04 million.

Accumulated Other Comprehensive (Loss) Income

Accumulated other comprehensive (loss) income consists of net unrealized investment gains (losses) on securities available for sale. Changes in this amount include reclassification adjustments to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been a component of “Other comprehensive income” in earlier periods.

B-56	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2002	$40	$(21)	$(7)	$12
Net unrealized investments gains (losses) on investments arising during period	31	—	(11)	20
Reclassification adjustments for (gains) losses included in net income	1	—	—	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(14)	5	(9)

Balance, December 31, 2003	72	(35)	(13)	24
Net unrealized investments gains (losses) on investments arising during period	(44)	—	15	(29)
Reclassification adjustments for (gains) losses included in net income	15	—	(5)	10
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	13	(4)	9

Balance, December 31, 2004	43	(22)	(7)	14
Net unrealized investments gains (losses) on investments arising during period	(76)	—	26	(50)
Reclassification adjustments for (gains) losses included in net income	15	—	(5)	10
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	25	(9)	16

Balance, December 31, 2005	$(18)	$3	$5	$(10)

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (DAC) as of and for the years ended December 31 are as follows:

	2005	2004	2003
	(In millions)
Balance, beginning of year	$329	$321	$320
Capitalization of deferrable expenses	60	55	94
Amortization	(83)	(90)	(108)
Change in unrealized investment gains (losses), net	25	13	(14)
Interest on DAC	29	30	29

Balance, end of year	$360	$329	$321

There were no changes in 2005.

During 2004, the Company recorded $11million of additional annuitizations reflecting lower estimates due to increased level of amortization of deferred annuity contracts.

During 2003, the Company recorded $22 million of additional amortization reflecting lower estimates of expected profitability on certain variable annuity and life products primarily due to increased long term lapse rate assumptions.

STATEMENT OF ADDITIONAL INFORMATION	B-57

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

5.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 are follows:

	2005	2004
	(In millions)
Future Policy Benefits
Life insurance	$1	$3
Annuities	373	285

Future policy benefits	374	288

Policyholders’ Account Balances
Individual annuities	1,511	1,514
Group annuities	259	261
Variable life	103	106

Policyholders’ account balances	1,873	1,881

Total future policy benefits and policyholders’ account balances	$2,247	$2,169

Separate account liabilities
Individual annuities	4,372	4,493
Group annuities	2,430	2,468
Variable life	552	542

Total separate account liabilities	$7,354	$7,503

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Life insurance	Based on Company’s experience, established at issue	4.00%	Present value of future benefit payments and related expenses, less the present value of future net premiums
Individual and immediate annuities	SA, 1971, 1983a, A2000 mortality tables with certain modifications	4.00%	Present value of expected future payments based on historical experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2005 and 2004.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances are as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.10% to 5.15%	Declining to zero over 4 to 7 years.
Group annuities	2.50% to 5.40%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	4.00%	Declining to zero over 10 to 15 years.

B-58	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guarantees. For guarantees of amounts in the event of death or income benefit, the net amount at risk is defined as the current GMDB or GMIB in excess of the current account balance at the Consolidated Balance Sheet date. For guarantees of withdrawal benefits, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance at the Consolidated Balance Sheet date.

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2005 and 2004 for GMDB’s (In millions):

	In the Event of Death
	2005	2004
Account Value	$5,282	$5,517
Net amount at risk	$272	$417
Average attained age of contractholders	61	61

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying consolidated Balance Sheet (In millions):

	2005	2004
Balance at January 1	$4	$9
Incurred guarantee benefits	4	(1)
Paid guarantee benefits	(3)	(4)

Balance at December 31	$5	$4

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The GMIB liability, determined by estimating the cumulated value of a percentage of the total assessments to date, was $0.4 million at December 31, 2005. Changes in the GMDB and GMIB liabilities is recorded in policyholder benefits in the Company’s Consolidated Statements of Income and Comprehensive Income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2005:

•	Data used was based on 100 stochastically generated investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.25%.

•	Volatility assumption was 14.00% standard duration.

•	Mortality was assumed to be 90% of the Annuity 2000 table.

•	The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate. The Company used 6.5% interest rate and a 2000a mortality table with a 50/50 male/female blend using the pivot age of 65 for the present value calculations.

•	Discount rate was 5%.

STATEMENT OF ADDITIONAL INFORMATION	B-59

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

The aggregate fair value of assets, (including the general and separate account fund options), held by variable annuity products that are subject to GMDB benefits and guarantees at December 31, 2005 and 2004 were $5,972 million and $5,498 million.

The Company issues certain variable annuity contract with GMWB features that guarantee a withdrawal benefit up to a Guaranteed Withdrawal Amount until the Guaranteed Withdrawal Benefit is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under SFAS 133 which is reported separately from the host variable annuity contract. It is carried at fair value and reported in other policyholder liabilities. Changes in the fair value of the embedded derivative are recorded in “Net realized gains on investments.” The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2005, annuities with the GMWB rider have an account value of $68 million and a GWB of $67 million.

6.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2005	2004	2003
	(In millions)
Short-duration contracts:
Direct premiums	$1	$3	$5
Reinsurance ceded	(1)	(3)	(4)

Premiums	$—	$—	$1

	2005	2004	2003
	(In millions)
Long-duration contracts:
Direct premiums	$73	$79	$86
Reinsurance assumed	2	—	—
Reinsurance ceded	(65)	(69)	(77)

Premiums	$10	$10	$9

As of December 31, 2005 and 2004, reinsurance recoverables in the Company’s Consolidated Balance Sheets were $0.4 million and $5 million.

B-60	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

7.  FEDERAL INCOME TAXES

The Company and its wholly owned subsidiaries, PAS and GIS, are included in the consolidated federal income tax return with Guardian Life and with certain of its domestic insurance and non-insurance subsidiaries. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of filing of the consolidated return.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of income tax (benefit) for the years ended December 31 were as follows:

	2005	2004	2003
	(In millions)
Federal income tax (benefit):
Current tax	$(10)	$(4)	$(14)
Deferred tax	4	(6)	—

Total	$(6)	$(10)	$(14)

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2005	2004	2003
	(In millions)

Expected taxes on pre-tax income (loss)	$1	$1	$(4)
Permanent adjustments:
Dividends received deduction	(8)	(11)	(12)
True-up of deferred tax on bonds	—	—	2
Other	1	—	—

Total income tax (benefit)	$(6)	$(10)	$(14)

STATEMENT OF ADDITIONAL INFORMATION	B-61

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2005	2004
	(In millions)
Deferred tax assets:
Separate account allowances	$28	$22
DAC Proxy	20	25
Investments	4	—
Other	3	—
Reserves	—	3

Gross deferred tax assets	55	50

Deferred tax liabilities:
DAC	126	122
Investments	—	4
Other	—	2

Gross deferred tax liabilities	126	128

Net deferred tax liability	$71	$78

The Company’s management has concluded that the gross deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

At December 31, 2005, the Company did not have any unused net operating loss carryforwards available to offset against future taxable income.

The Company’s Federal income tax returns are routinely examined by the Internal Revenue Service (“Service”) and provisions are made in the financial statements in anticipation of the results of these audits. The Service has completed all examinations of the consolidated federal income tax returns through 2002. There were no material effects on the Company’s consolidated results of operations as a result of these audits. Management believes that sufficient provisions have been made for potential adjustments.

8.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits using different actuarial and interest assumptions, limiting deferred taxes, and valuing securities on a different basis.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2005, the maximum amount of dividends the Company could pay The Guardian in 2006 without prior approval from the state insurance regulatory authorities is $24 million.

B-62	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

The following reconciles the consolidated GAAP net income of the Company to statutory net income as reported to the regulatory authorities for the year ended:

	2005	2004	2003
	(In millions)
Consolidated GAAP net income	$6	$10	$4
Adjustments to reconcile to statutory basis:
Statutory net (income) loss of subsidiaries	(3)	(2)	2
Change in deferred policy acquisition costs	(5)	5	(16)
Re-estimation of future policy benefits	15	2	(2)
Reinsurance	4	4	(4)
Deferred federal income tax benefit	4	(6)	(1)
Amortization of interest maintenance reserve	—	—	(1)
Transfer to interest maintenance reserve	—	(1)	(1)
Cumulative effect of a change in accounting principles, net of tax	—	2	—
Other, net	—	—	6

Statutory net income (loss)	$21	$14	$(13)

The following reconciles the consolidated GAAP stockholder’s equity of the Company to statutory capital and surplus as reported to the regulatory authorities as of December 31:

	2005	2004	2003
	(In millions)
Consolidated GAAP stockholder’s equity	$470	$488	$488
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	(360)	(329)	(321)
Deferred software costs	—	—	(1)
Asset valuation reserve	(20)	(16)	(12)
Re-estimation of future policy benefits	(29)	(40)	(47)
Establishment of deferred income tax liability, net	71	78	91
Unrealized losses (gains) on investments	18	(43)	(72)
Separate account allowances	61	57	60
Other liabilities	28	24	25
Deferred premiums	1	2	2
Other, net	4	10	9

Statutory capital and surplus	$244	$231	$222

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table below, the carrying value approximates estimated fair value).

Bonds, Preferred Stocks and Affiliated Mutual Funds

For bonds, preferred stocks and affiliated mutual funds other than private placements, estimated fair value is based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

STATEMENT OF ADDITIONAL INFORMATION	B-63

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

Trading Securities

Trading securities are primarily investments in affiliated mutual funds which are carried at fair value. Change in fair value of these affiliated mutual funds are reported in Net realized gain on investment in the Consolidated Statements of Income and Comprehensive Income.

Policy Loans

The estimated fair value of policy loans approximate the carrying amount since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Future Policy Benefits and Policyholders’ Account Balances

Future policy benefits estimated fair value are derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. Carrying value approximates fair value.

The following table discloses the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2005		2004
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In millions)
Financial assets:
Bonds, available for sale	$2,037	$2,037	$2,096	$2,096
Affiliated mutual funds	—	—	20	20
Trading securities	38	38	77	77
Preferred stocks	7	7	8	8
Policy loans	84	84	84	84
Cash and cash equivalents	303	303	137	137
Separate account assets	7,354	7,354	7,503	7,503

Financial liabilities:
Future policy benefits	374	374	288	288
Policyholders’ account balances	9,227	9,227	9,384	9,384

10.  RELATED PARTY TRANSACTIONS

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $145 million in 2005, $140 million in 2004 and $138 million in 2003, and, in the opinion of management, were considered appropriate for the services rendered.

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds. Each of these funds has an investment advisory agreement with the Company, except for The BGIGF, The BGEMF, The GBGIGF, The GBGEMF, The Guardian UBS VC Large Cap Fund and The Guardian UBS VC Small Cap Stock Fund.

B-64	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

The separate account assets invested in affiliated mutual funds as of December 31 are as follows:

	2005	2004
	(In millions)
The Guardian Stock Fund	$1,035	$1,261
The Guardian VC 500 Index Fund	93	82
The Guardian VC Allocation Fund	27	27
The Guardian High Yield Bond Fund	32	32
The Guardian VC Low Duration Bond Fund	20	16
The Guardian Bond Fund	329	340
The Guardian Cash Fund	218	235
The Baillie Gifford International Growth Fund	211	190
The Baillie Gifford Emerging Markets Fund	123	74
The Guardian UBS VC Large Cap Fund	14	10
The Guardian UBS VC Small Cap Fund	15	12
The Guardian Small Cap Stock Fund	183	191
The Guardian Park Avenue Fund	165	210
The Guardian Park Avenue Small Cap Fund	55	70
The Guardian Asset Allocation Fund	28	34
The Guardian Baillie Gifford International Growth Fund	15	13
The Guardian Baillie Gifford Emerging Markets Fund	72	37
The Guardian Investment Quality Bond Fund	43	46
The Guardian High Yield Bond Fund	6	8
The Guardian Cash Management Fund	158	194

	$2,842	$3,082

The Company maintains investments in trading securities and affiliated mutual funds. These investments as of December 31 are as follows:

	2005	2004
	(In millions)
Trading Securities:
The Guardian Park Avenue Small Cap Fund	$3	$3
The Guardian Asset Allocation Fund	3	3
The Guardian Baillie Gifford International Growth Fund	2	2
The Guardian Baillie Gifford Emerging Markets Fund	3	2
The Guardian Investment Quality Bond Fund	2	2
The Guardian High Yield Bond Fund	2	2
The Guardian Cash Management Fund	2	2
The Guardian Small Cap Stock Fund	20	—
The Guardian Cash Fund	1	61

Trading Securities	38	77

Affiliated Mutual Funds:
The Guardian Small Cap Stock Fund	—	20

Affiliated Mutual Funds	—	20

Total Trading Securities and Affiliated Mutual Funds	$38	$97

STATEMENT OF ADDITIONAL INFORMATION	B-65

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 (continued)

11.  CONTINGENCY

Since approximately September 2003, the financial services industry, including mutual fund, variable annuity, life insurance and distribution companies have been the subject of scrutiny by regulators, including the SEC, regarding late trading and market timing in connection with mutual funds and variable insurance contracts. By letter dated November 8, 2005 (the “SEC Letter”), the Company has been requested by the SEC to perform harm analyses resulting from late trading and market timing in certain variable annuity contracts and variable life policies sponsored by the Company. The Company is in the process of performing the requested analyses. Since both the harm analysis and our discussions with the SEC are in their early stages, we are not able at this time to state that an unfavorable outcome in a material amount to the Company is reasonably probable or to make a reasonable estimate of potential loss. We believe, however, that (i) the Company will be subject to a liability to make whole contract owners who have been harmed by mispriced transactions as a result of late trading, and (ii) it is more likely than not that in the event of an unfavorable outcome in the market timing matter, the SEC will require the Company to make restitution for harm caused by market timing referred to in the SEC Letter. While the outcome of this matter cannot be predicted with certainty, in the opinion of management any resulting liability is not likely to have a material adverse effect on the Company’s consolidated financial position.

B-66	STATEMENT OF ADDITIONAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2004, the Company adopted Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.

March 6, 2006

STATEMENT OF ADDITIONAL INFORMATION	B-67

APPENDIX A

USES OF LIFE INSURANCE

Because the Policy provides a death benefit and Cash Surrender Value, the Policy can be used for various individual and business planning purposes. Purchasing the Policy in part for such purposes entails certain risks, particularly if the Policy’s Cash Surrender Value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If Policy premiums are not paid and the investment performance of the variable investment options to which Policy Account Value is allocated is poorer than anticipated, then the Policy may lapse or may not accumulate sufficient values to fund the purpose for which the Policy was purchased. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Flexible SolutionsSM VUL.

The following are examples of ways in which the Policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.

Family Income Protection

Life insurance may be purchased on the lives of a family’s income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured’s income.

Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured’s death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.

Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured’s death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured’s death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured’s lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person’s value, considering salary, benefits, and contribution to business profits. Upon the key person’s death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

B-68	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

USES OF LIFE INSURANCE

Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner’s business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased’s business interest by the business, or surviving owners, from the deceased owner’s heirs.

Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured’s death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Deferred Compensation Plans

Life insurance may be purchased to fund a Deferred Compensation Plan, or Selective Incentive Plan, for key employees. A Deferred Compensation Plan, or Selective Incentive Plan, is a written agreement between an employer and an executive. The employer makes an unsecured promise to make future benefit payments to a key executive if the executive meets certain stated requirements.

Under this type of plan, a company purchases a cash value life insurance policy insuring an executive’s life to (1) informally fund the promised benefits and (2) recover its plan costs at the death of the executive. The policy cash values may be used to help pay the promised benefits to the executive. In the event that the executive dies prior to retirement, the policy death benefits can be used to fund survivor benefits.

Split Dollar Plans

Life insurance may be purchased by an employer on the life of an employee under a Split Dollar Plan. In a Split Dollar Plan, the employer advances the executive the premium on a life insurance policy. Both the employer and the executive share the cash value and death benefit under the policy. Generally, the employer has rights to the cash value and death benefit equal to its advances. The balance of the cash value and death benefit belong to the executive.

The executive receives an economic benefit for which he or she must contribute into the plan or pay income tax. The economic benefit is equal to the term value of the death benefit assuming taxation under IRS Revenue Rulings and IRC Section 72. Different results are possible if these or other code sections are applied or amended.

Executive Bonus Plans

Life Insurance may be purchased by an employee with funds provided by his or her employer for that purpose. An Executive Bonus plan involves an employer providing an executive with additional compensation to enable the executive to pay premiums on a life insurance policy. The bonus is tax deductible by the employer and received as taxable income by the executive.

STATEMENT OF ADDITIONAL INFORMATION	B-69

PART C

ITEM 27:	Exhibits

The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account N.(1)
(b)	Custodian Agreements. Not Applicable.
(c)	Distribution Agreements.(1)
(d)	Specimen of the Flexible Premium Survivorship Adjustable Variable Whole Life Insurance Policy.(1)
(e)	Form of Application for the Flexible Premium Adjustable Variable Whole Life Policy.(1)
(f)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)
(f)(i)	Certificate of Amendment to the Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(5)
(f)(ii)	By-laws of The Guardian Insurance & Annuity Company, Inc.(1)
(g)(i)	Reinsurance Agreement #3002(7)
(g)(i)(a)	Amendment to Reinsurance Agreement #3002 (Revison 3)
(g)(ii)	Reinsurance Agreement #3001(7)
(g)(ii)(a)	Amendments to Reinsurance Agreement #3001 (Revisons 7 and 8)
(h)	Participation Agreements
	(i)	Aim Variable Insurance Funds(7)
	(ii)	Davis Variable Account Fund, Inc.(7)
	(iii)	Fidelity Variable Insurance Products Fund(7)
	(iv)	Gabelli Capital Series Funds, LLP(7)
	(v)	Janus Aspen Series(7)
	(vi)	MFS Variable Insurance Trust(7)
	(vii)	Alliance Variable Products Series Fund, Inc.(7)
	(viii)	Value Line, Inc.(9)
(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)
(j)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(4) (a) Powers of attorney for Armand M. de Palo and Dennis J. Manning(5) (b) Powers of attorney for Joseph A. Caruso and Gary B. Lenderink(6)
(k)(i)	Opinion of Richard T. Potter, Jr., Esq.(4)
(k)(ii)	Consent of Richard T. Potter, Jr., Esq.
(l)	Opinion and Consent of actuarial officer
(m)	Calculation.
(n)	Consent of PricewaterhouseCoopers LLP.
(o)	No financial statements are omitted.
(p)	Not Applicable.
(q)(a)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.(2)
(q)(b)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.(3)
(q)(c)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.(6)
(q)(d)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.(10)
(q)(e)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy

(1)	Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on December 10, 1999 (File No. 333-92475).
(2)	Incorporated by reference to the Pre-Effective Amendment #1 to the Registration Statement on Form S-6 filed by the Registrant on January 21, 2000 (File No. 333-92475)
(3)	No longer applicable to this registration statement.
(4)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 filed by the Registrant on April 7, 2000 (File No. 333-92475)
(5)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by the Registrant on April 25, 2001. (File no. 333-92475)
(6)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 filed by the Registrant on April 26, 2002. (File no. 333-92475)
(7)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed by the Registrant on November 25, 2002. (File no. 333-92475)
(8)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 filed by the Registrant on February 26, 2003. (File no. 333-92475)
(9)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 filed by the Registrant on April 30, 2003
(10)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2004.

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
Bruce C. Long	President and Director
Armand M. de Palo	Director
Dennis J. Manning	Chairman, Chief Executive Officer and Director
Gary B. Lenderink	Director
Robert E. Broatch	Director
Dennis S. Callahan	Director
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director
Michael Sakoulas	Senior Vice President & Chief Actuary
Frank L. Pepe	Senior Vice President & Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Dennis P. Mosticchio	Vice President, Group Pensions
Donald P. Sullivan, Jr.	Senior Vice President
Peggy L. Coppola	Senior Vice President, Equity Business Development
Richard Cumiskey	Senior Vice President and Chief Compliance Officer
Hugh J. McAleer	Vice President, Selection, Claims & Individual Markets Operations

Item 29.	Persons Controlled by or under Common Control with Depositor or Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of February 28, 2006. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
Private Healthcare Systems, Inc.	Delaware	25% of Class A 14.75% of Class B
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth Reinsurance Company	Arizona	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
First Commonwealth Health Services Corporation	Illinois	100%
Guardian Hanover Corporation	New York	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Innovative Underwriters of Hawaii, Inc.	Hawaii	100%
Hanover Acquisition LLC	Delaware	100%
The Guardian Tax-Exempt Fund	Massachusetts	87.21%
The Guardian Baillie Gifford International Growth Fund	Massachusetts	29.33%
The Guardian Investment Quality Bond Fund	Massachusetts	38.51%
The Guardian Asset Allocation Fund	Massachusetts	11.60%
Baillie Gifford International Fund	Maryland	11.75%
The Guardian Park Avenue Small Cap Fund	Massachusetts	24.13%
The Guardian Baillie Gifford Emerging Markets Fund	Massachusetts	36.42%
The Guardian High Yield Bond Fund	Massachusetts	81.54%
The Guardian Small Cap Stock Fund	Maryland	45.92%
The Guardian Low Duration Bond Fund	Massachusetts	71.04%
The Guardian VC Low Duration Bond Fund	Maryland	28.26%
The Guardian VC Asset Allocation Fund	Maryland	41.28%
The Guardian VC 500 Index Fund	Maryland	43.32%
The Guardian VC High Yield Bond Fund	Maryland	49.94%
The Guardian S&P 500 Index Fund	Massachusetts	12.07%
The Guardian Park Avenue Fund	Massachusetts	13.94%
The Guardian UBS Large Cap Value Fund	Massachusetts	89.81%
The Guardian UBS Small Cap Value Fund	Massachusetts	88.02%
The Guardian UBS VC Large Cap Value Fund	Maryland	76.68%
The Guardian UBS VC Small Cap Value Fund	Maryland	37.79%
The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of February 28, 2006:
Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
The Guardian Cash Fund, Inc.	Maryland	100%
The Guardian Bond Fund, Inc.	Maryland	100%
The Guardian Variable Contract Funds, Inc.	Maryland	100%
GIAC Funds, Inc.	Maryland	100%

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable life insurance policies and variable annuity contracts and it is also the principal underwriter of shares of

The Guardian Bond Fund, Inc.;

The Guardian Stock Fund, Inc.;

The Guardian Cash Fund, Inc.;

The Guardian Variable Contract Funds, Inc., a series fund consisting of the following series: The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund, The Guardian VC 500 Index Fund; The Guardian Cash Fund, Inc., The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, and The Guardian VC Low Duration Bond Fund;

The Park Avenue Portfolio, a series trust consisting of the following series: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian S&P 500 Index Fund, The Guardian UBS Large Cap Value Fund, The Guardian UBS Small Cap Value Fund, and The Guardian VC Low Duration Bond Fund;

GIAC Funds, Inc. a series fund consisting of Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund.

All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of the managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Bruce C. Long	President & Managing Director
Gary B. Lenderink	Manager
Armand M. de Palo	Manager
Dennis J. Manning	Manager
Dennis S. Callahan	Manager
Robert E. Broatch	Manager
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Manager
Frank L. Pepe	Senior Vice President & Controller
Thomas G. Sorrell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Senior Vice President
Peggy L. Coppola	Senior Vice President
Richard T. Potter, Jr.	Senior Vice President and Counsel
Richard Cumiskey	Senior Vice President and Compliance Officer
William D. Ford	Vice President and National Accounts Director
Keith E. Roddy	Vice President and National Sales Director
Peter M. Quinn	Vice President, Retirement Sales

(c) GIS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registrant, The Guardian Separate Account N, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 10 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 10 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 21st day of April, 2006.

THE GUARDIAN SEPARATE ACCOUNT N
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Bruce C. Long
Bruce C. Long
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

	/s/ Dennis J. Manning*	Chairman, Chief Executive Officer and Director
Dennis J. Manning
(Principal Executive Officer)

	/s/ Frank L. Pepe	Senior Vice President and Controller
Frank L. Pepe
(Principal Accounting Officer)

	/s/ Bruce C. Long	President and Director
Bruce C. Long

	/s/ Armand M. de Palo*	Director
Armand M. De Palo

	/s/ Joseph A. Caruso*	Senior Vice President, Corporate Secretary and Director
Joseph A. Caruso

	/s/ Gary B. Lenderink*	Director
Gary B. Lenderink

Director
Robert E. Broatch

Director
Dennis S. Callahan

*By:	/s/ Bruce C. Long	Date: April 21, 2006
Bruce C. Long
President

*	Pursuant to Power of Attorney

THE GUARDIAN SEPARATE ACCOUNT N

EXHIBIT INDEX

Exhibit Number	Description	Page*
(g)(i)(a)	Amendment to Reinsurance Agreement #3002 (Revision 3)

(g)(ii)(a)	Amendments to Reinsurance Agreement #3001 (Revisions 7 and 8)

(k)(ii)	Consent of Richard T. Potter, Jr., Esq.

(l)	Opinion and Consent of actuarial officer

(m)	Sample 5th year calculation

(n)	Consent of PricewaterhouseCoopers LLP

(q)(e)	Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.